OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2017
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds

ANNUAL REPORT
October 31, 2014

Table of Contents

THE ALGER FUNDS

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	14

Portfolio Summary (Unaudited)	24

Schedules of Investments	26

Statements of Assets and Liabilities	76

Statements of Operations	84

Statements of Changes in Net Assets	88

Financial Highlights	96

Notes to Financial Statements	127

Report of Independent Registered Public Accounting Firm	165

Additional Information (Unaudited)	166

Go Paperless With Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Shareholders’ Letter	November 26, 2014

Dear Shareholders,

Earnings Growth Drives Equity Gains

Investors who downplay the powerful impact of corporate earnings on equities would be well served to analyze capital markets during the 12-month reporting period ended October 31. Indeed, concerns over equity valuations, global economic growth, geopolitical turmoil, and monetary policy drove considerable market volatility during the period. Yet strong corporate earnings and to a lesser extent U.S. economic growth later in the period supported investor sentiment, resulting in the S&P 500 index generating a 17.27% return and closing the period at a record high of 2018.05. Concerns about weakening global economic growth, meanwhile, resulted in the MSCI ACWI ex USA Index substantially trailing the S&P 500 with a return of 0.49%. In this shareholder letter, we highlight how strong corporate earnings in the U.S. supported investor sentiment during the reporting period even as a variety of unfavorable developments caused market volatility.

Growth Scare Creates Buying Opportunity

The reporting period started with the S&P 500 having a forward price-to-earnings capitalization-weighted ratio of 14.94 compared to a 20-year average of 16.17. At Alger, we maintained that the ratio was reasonable considering corporations’ potential to grow earnings as the U.S. economy was expanding. We also held to our belief that the valuations were reasonable from a historical perspective. Yet some investors and various pundits maintained that uneven economic growth would fail to support such valuations. Those fears escalated when severe winter weather appeared to dampen gains in job creation and other economic indicators. By mid-February 2014, skittish investors reached a tipping point and sparked a “growth scare” or the selloff of high-growth stocks that were trading at elevated valuations. To illustrate the magnitude of this reaction, we note that the NYSE Arca Biotechnology Index, which consists of high-growth biotech companies, and the NASDAQ Internet Index, which consists of high-growth Internet companies, both declined substantially. The Arca Biotechnology Index dropped 19.64% from February 25 to April 14 and the NASDAQ Internet Index declined 20.42% from March 6 to May 8. At the same time, investors flocked to defensive names such as Wal-Mart Stores, Inc. and “old” technology names such as Microsoft Corp. and International Business Machines Corp.

At that time, we urged investors to use the selloff as a buying opportunity, which we believe was a timely call.(1) From its April 14, 2014 low to the end of the reporting period, the Arca Biotechnology Index generated a 41.39% return compared to the 12.33% return of the S&P 500. Similarly, the NASDAQ Internet Index generated a 15.28% return from its May 8, 2014 low to the end of the reporting period, compared to the 8.49% return of the S&P 500. In making the call, we reasoned that investors would eventually return their focus to the potential for high-growth companies to rapidly increase their earnings.

Even with this bounce-back in stock prices we maintain that valuations are still reasonable among leading high-growth companies, especially when considering that many companies

(1)  See Alger Funds Shareholder letter May 20, 2014, “Fear of Growth Stocks Creates Buying Opportunities.

have strong potential for expanding their earnings. In the biotech industry, for example, many companies have potential to benefit from robust product development pipelines and increasing Food and Drug Administration (FDA) approvals. The increase in successful late-stage clinical trials and FDA approvals over the past three years, furthermore, points to an improvement in research and development productivity for the industry. The quality of products being developed has also improved as illustrated by the creation of new drugs that target rare diseases that have had limited treatment options. In addition, some new drugs are major advancements in treating life threatening diseases. As of the end of the reporting period, the large-cap biotech group was trading at a forward price-to-earnings ratio of 19.6 times 2016 earnings versus the 10-year average of 21.4. The average three-year per share revenue growth for the group is estimated to be 22% and the average three-year per share earnings growth is estimated to be 39%.

Global Economic Concerns

During the reporting period, investors also struggled with fears that weakening economic growth in China and disappointing results in Europe would curtail corporations’ revenues abroad and hinder U.S. exports. China’s GDP growth has been slowly moderating and we believe it will eventually reach a sustainable rate, yet many investors have been concerned about the country’s economy. Even with moderating economic growth, we believe the country’s expansion is still occurring at a substantial rate with GDP growing 7.7% in 2013 and the government having set a 7.5% target for this year. We note that the moderation is helping to curtail global inflation as the country’s demand for commodities softens.

Investors also took note of weak conditions in the eurozone. In September, the Organisation for Economic Co-operation and Development lowered its 2014 growth forecast for the region to 0.8% from a forecast of 1.2% that it made in May. An inflation rate of 0.3% in August, which was below the European Central Bank’s (ECB) target of 2%, also underscored economic weakness. In September, the ECB responded by cutting the rate that it charges banks for short-term loans to 0.05% from 0.15%. The 0.15% rate reflected a June rate cut. The ECB also increased the fee that it charges banks to store money to 0.2% from a 0.1% rate that it implemented in June. Shortly after announcing the September rate changes, ECB President Mario Draghi said the bank will implement unconventional monetary policy by purchasing securitized debt and covered bonds to help ease the flow of bank funding within the region. We believe eurozone countries need to implement structural reforms, including changes to labor policies, business regulations, and taxation to promote growth, yet we remain optimistic that conditions will improve. We note that growth this year has been a reversal of contractions experienced in prior years: in 2013 GDP declined 0.4% and in 2012 it dropped 0.6%. We are also optimistic that the eurozone will benefit from a weaker euro and from monetary policy.

Geopolitical Turmoil Rattles Investors

Russia’s annexation of the Crimea region of Ukraine also generated concerns. The Russian actions provoked strong criticism from the U.S. and the European Union. Russia quickly became subjected to targeted economic sanctions which sparked fears that the country’s economy may weaken further. The actions also sparked fears that Russia would retaliate by curtailing its exports of gas to Europe, which receives more than 30% of its gas from the country. Tensions escalated in July when a Malaysia Airlines jet was shot down in eastern Ukraine. At times, U.S equities retreated in response to Russia increasing its troops along the Ukraine border, and at other times equities rallied when the conflict appeared to be moderating. The conflict continues to simmer with ongoing tension between Ukrainians who want the country to become part of Russia and others who want the country to remain independent.

Also during the reporting period, terrorist organization ISIS, or the Islamic State, launched an insurgency in Iraq, which sparked fears that oil production in the country could be disrupted. With investors already fearful that Russia may curtail its oil and gas exports in response to sanctions, the ISIS actions escalated concerns over the world’s energy supply. The U.S. responded by forming an international coalition that has been launching airstrikes against ISIS. As the reporting period wound down, ISIS remained a considerable threat to political stability, but some observers maintained that its rate of expansion appeared to be slowing, a result of actions by Iraqi ground forces, damage to the organization’s financial base in Syria, unfavorable political demographics, resistance from local communities, and airstrikes.

U.S. Monetary Policy and Economic Growth

During the reporting period, the U.S. Federal Reserve stuck with its proposed October timeframe for ending asset purchases or quantitative easing. Investors, meanwhile, began to anticipate when the central bank will start to raise interest rates from record low levels as economic growth continued. Many observers have speculated that the change will occur next year. Favorable economic news, however, occasionally caused investors to sell equities in response to fears that that the Federal Reserve may raise rates sooner than anticipated. At times, those fears were alleviated by Federal Reserve officials emphasizing that the central bank remains committed to its accommodative policy for the foreseeable future. Throughout the reporting period, we remained unconcerned about the potential for rate increases. Market interest rates remain extremely low and the economy has considerable capacity for growth.

Corporate Earnings Support Equity Markets

Broadly speaking, expectations for continuing fiscal stimulus and economic expansion supported investor sentiment. More importantly, strong corporate earnings also drove equity performance. The last two months of the reporting period, for example, saw a considerable market decline reverse after corporate earnings helped support investor enthusiasm for equities. After reaching a peak on September 19, the S&P 500 declined 9.83% as investors grew weary of weakening global economic growth and geopolitical turmoil. The downward spiral quickly reversed in mid-October, however, as corporate America started releasing strong earnings reports and the S&P 500 went on to close the reporting period at a record high. Noteworthy market movers included Caterpillar Inc. and 3M Company, both of which reported stronger-than-expected third-quarter results and raised their guidance for the remainder of 2014. Comcast Corp. and General Motors Co. also supported investor sentiment with per-share earnings that beat expectations. They were not isolated examples—with 360 companies having reported, the S&P was on pace to grow third-quarter earnings 7.5% year over year as of October 31, compared to a 4.5% growth rate that analysts had expected, according to FactSet. Earlier in the reporting period, investor sentiment was supported by second-quarter S&P 500 earnings growing 6% and revenues growing 4.5%. Corporations were also able to grow earnings and revenues 3% during the first quarter despite a decline in GDP for the time period.

Portfolio Management

Rather than quickly responding to market volatility and the frequently changing whims of investors, we continued to follow our disciplined and research-driven investment strategy that seeks companies with strong potential to grow earnings. We continued to seek leading companies with compelling products and services that have potential to benefit from large and quickly evolving trends, such as the growing use of Internet-connected devices, increasing advertising on the web, cloud computing, and medical breakthroughs. We maintain that such companies offer attractive potential for long-term performance because equity prices are typically driven by corporate earnings. We also held to our view that the U.S. economy is stronger than commonly believed.

Going Forward

We continue to believe that equities have potential for generating substantial gains in the foreseeable future as a growing economy provides fertile ground for businesses to grow their earnings. An expanding labor force is strengthening the U.S. consumer, which should help corporations grow revenues and earnings. At the same time, consumers are getting relief from pain at the gasoline pump with the average U.S. price of automobile fuel dropping from approximately $3.27 per gallon in November of 2013 to $3.00 as of the end of the reporting period. Low energy costs resulting from an ongoing U.S. renaissance in oil and gas production, meanwhile, are helping to provide a favorable business environment.

Strong corporate fundamentals should also support equity gains as corporations continue to return capital to shareholders in the form of dividends and stock buybacks. According to Markit, dividend payments from S&P 500 companies are expected to increase 10% this year and are likely to continue growing next year. Stock buybacks have also increased. For the 12-month period ended June 30, S&P 500 companies repurchased $532.9 billion in stocks, which was the highest level since the start of 2008, according to FactSet.

The health of corporations is also illustrated by strong balance sheets. As of the end of the second quarter, S&P 500 non-financial companies held $1.35 trillion in cash and marketable securities, according to FactSet. While falling short of the all-time record of $1.36 trillion set at the end of 2013, it still represents a high level and a 6.9% year-over-year increase, reports FactSet. In another indication of strong fundamentals, large capitalization companies excluding financials and utilities had a free-cash flow yield of 4.38% at the end of October while the average from November of 1952 through the end of the reporting period was only 3.67%, according to Empirical Research Partners. We also maintain that valuations are reasonable, with the S&P 500 having a forward capitalization-weighted P/E ratio of 15.08 at the end of the reporting period compared to a 20-year historical average of 16.28.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 17.35% for the fiscal 12-month period ended October 31, 2014, compared to the 17.11% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Health Care sectors was the most important contributor to performance, while Energy and Industrials were among sectors that detracted from results.

Among the most important relative contributors were NXP Semiconductors NV; Facebook, Inc., Cl. A; HCA Holdings, Inc.; CVS Caremark Corp.; and Actavis PLC. Shares of social network operator Facebook performed strongly during the reporting period as the company was able to increase revenues from advertisers who are targeting users who access the firm’s website with mobile devices.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; Allergan, Inc.; Union Pacific Corp.; SoftBank Corp.; and Vistaprint NV. Shares of Vistaprint performed poorly after the company, which provides graphic design services and printing for individuals and businesses, announced weak first-quarter results in Europe and North America. The company attributed the weakness to an earlier decision to change its pricing strategy.

Alger International Growth Fund

The Alger International Growth Fund returned 0.15% for the fiscal 12-month period ended October 31, 2014, compared to the 0.49% return of the MSCI ACWI ex USA Index.

During the period, the largest sector weightings were Financials and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Financials. Regarding sectors, relative outperformance in Health Care and Telecommunication Services sectors was the most important contributor to performance, while Financials and Information Technology were among sectors that detracted from results. Stock selection in the United States, Spain, and the Netherlands had the greatest contribution to relative performance, while Japan, Germany, and Switzerland were among countries that detracted from results.

Among the most important relative contributors were Let’s Gowex S.A.; Shire PLC.; Altice SA; DBV Technologies SA; and Murata Manufacturing Co., Ltd. French biopharmaceutical company DBV develops immunotherapies for food allergies. Its Viaskin Peanut product is a skin patch for desensitizing individuals from peanut allergies. During the third quarter, favorable phase IIb trial results for the treatment supported the performance of DBV stock.

Conversely, detracting from overall results on a relative basis were Canadian Natural Resources Ltd.; Blinkx PLC.; Japan Display, Inc.; ASOS PLC.; and Prada SpA. Increasing competition hurt the performance of shares of Japan Display. The company manufactures high-quality small-to-medium size display panels used in smart phones. Deceleration of growth in the smart phone market hurt the performance of Japan Display shares.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 12.37% for the fiscal 12-month period ended October 31, 2014, compared to the 14.59% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Materials sectors was the most important contributor to performance, while Energy and Consumer Discretionary were among sectors that detracted from results.

Among the most important relative contributors were NXP Semiconductors NV; Micron Technology, Inc.; MGM Resorts International; ARRIS Group, Inc.; and Trulia, Inc. An improving real estate market supported the performance of Trulia stock. The company offers a website frequented by real estate professionals and homebuyers and sellers. As the housing recovery continues in the U.S. and prices continue to rise, real estate activity nationwide continues at a rapid pace. The activity is driving increased traffic to Trulia’s website, which is allowing the company to boost its revenues from online advertisers.

Conversely, detracting from overall results on a relative basis were Nabors Industries Ltd.; Whiting Petroleum Corp.; Denbury Resources, Inc.; Parsley Energy, Inc., Cl. A; and Lions Gate Entertainment Corp. A decline in oil prices hurt the performance of shares of Nabors Industries. The company performs land drilling and other services for developing energy resources. Lower energy prices can make fewer oil fields profitable to develop and decrease demand for oilfield services. During the reporting period, therefore, investors feared that a decline in oil and natural gas prices would hurt the company’s results.

During the reporting period, the Fund purchased options to hedge risk associated with sectors and individual positions. It also wrote options to generate incremental income. The net result of purchasing and writing options had a positive impact on performance.

Alger SMid Cap Growth Fund

The Alger SMid Cap Growth Fund returned 7.68% for the fiscal 12-month period ended October 31, 2014, compared to the 10.24% return of the Russell 2500 Growth Index.

During the period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Industrials and the largest sector underweight was Consumer Discretionary.  Relative outperformance in the Information Technology and Financials sectors was the most important contributor to performance, while Consumer Discretionary and Health Care were among sectors that detracted from results.

Among the most important relative contributors were Intercept Pharmaceuticals, Inc.; ARRIS Group, Inc.; 3D Systems Corp.; Synchronoss Technologies, Inc.; and Molina Healthcare, Inc. Shares of Molina Healthcare performed strongly after the company announced strong results for the first quarter of 2014. Molina is a managed care organization focused on the Medicaid population and it is benefiting, in large part, from health care reform and the overall expansion of Medicaid managed care by states.

Conversely, detracting from overall results on a relative basis were Endologix, Inc.; Skyworks Solutions, Inc.; Nabors Industries Ltd.; Thoratec Corp.; and Red Robin Gourmet Burgers, Inc. Shares of Nabors Industries performed poorly in response to reasons described in the Alger Mid Cap Growth Fund discussion.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 1.30% for the fiscal 12-month period ended October 31, 2014, compared to the 8.26% return of the Russell 2000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Materials and the largest sector underweight was Consumer Staples. Relative outperformance in the Materials sector was the most important contributor to performance, while Health Care and Energy were among sectors that detracted from results.

Among the most important relative contributors were Intercept Pharmaceuticals, Inc.; Molina Healthcare, Inc.; ARRIS Group, Inc.; Synchronoss Technologies, Inc.; and Trulia, Inc. Shares of Molina Healthcare performed strongly in response to reasons described in the Alger SMid Cap Growth Fund discussion.

Conversely, detracting from overall results on a relative basis were InterMune, Inc.; Textura Corp.; The ExOne Co.; Northern Oil and Gas, Inc.; and AcelRx Pharmaceuticals, Inc. Cloud vendor Textura provides on-demand software-as-a-service to the construction industry. Among other functions, its software is used for creating estimates, field management, making payments, managing invoices, and LEED planning. Many investors sold off stocks of fast growing companies with high valuations, including Textura, early in the reporting period.

Alger Growth Opportunities Fund

The Alger Growth Opportunities Fund returned 4.23% for the fiscal 12-month period ended October 31, 2014, compared to the 10.24% return of the Russell 2500 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Energy and the largest sector underweight was Materials. Relative outperformance in the Financials and Health Care sectors was the most important contributor to performance, while Consumer Discretionary and Industrials were among sectors that detracted from results.

Among the most important relative contributors were Intercept Pharmaceuticals, Inc.; Puma Biotechnology, Inc.; CyberArk Software Ltd.; Molina Healthcare, Inc.; and Lam Research Corp. Shares of Molina Healthcare performed strongly due to reasons described in the Alger SMid Cap Growth Fund discussion.

Conversely, detracting from overall results on a relative basis were Textura Corp.; Skyworks Solutions, Inc.; Tableau Software, Inc., Cl. A; Quiksilver Inc.; and Northern Oil and Gas, Inc. Shares of Textura performed poorly due to reasons described in the Alger Small Cap Growth Fund discussion.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 26.29% for the fiscal 12-month period ended October 31, 2014, compared to the 17.27% return of the S&P 500 index.

During the period, the largest sector weightings were Pharmaceuticals and Biotechnology. The largest sector overweight was Biotechnology and the largest sector underweight was Consumer Staples.  Relative outperformance in the Biotechnology and Health Care Providers & Services sectors was the most important contributor to performance, while Consumer Staples and Health Care Technology detracted from results.

Among the most important relative contributors were HCA Holdings, Inc.; Gilead Sciences, Inc.; Actavis PLC.; Celgene Corp.; and Idenix Pharmaceuticals, Inc. In the biopharmaceutical industry, Gilead specializes in treatments for infectious, cardiovascular, and pulmonary diseases. Its Solvaldi product is used to treat hepatitis C.  Gilead shares performed strongly after the company said sales of Solvaldi had exceeded street expectations.

Conversely, detracting from overall results on a relative basis were AcelRx Pharmaceuticals, Inc.; Catamaran Corp.; Aegerion Pharmaceuticals, Inc.; Amgen, Inc.; and Pfizer, Inc. Biotechnology company Aegerion Pharmaceuticals focuses on the treatment of severe hyper cholesterolemia, which is a disease that can cause dangerously high levels of cholesterol in adults. The shares declined early in 2014 after the company received a subpoena from the Department of Justice regarding certain company marketing materials and continued to decline during the second quarter following the release of favorable phase-three data for a competing drug from Amgen.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 15.53% for the fiscal 12-month period ended October 31, 2014, compared to the 17.27% return of the S&P 500 index.

The Fund invests in companies that are classified in one of the following categories: Dividend Leaders, which generate high dividend yields; Dividend Growers, which have a history of strong and consistent dividend growth; and Kings of Cash Flow, which have strong potential for capital appreciation and returning cash to investors as a result of generating strong free cash flow. During the reporting period, we continued to emphasize Dividend Growers.

The largest sector weightings were Information Technology and Financials. The largest sector overweight was Consumer Staples and the largest sector underweight was Utilities. Relative outperformance in the Consumer Staples and Energy sectors was the most important contributor to performance, while Health Care and Utilities detracted from results.

Among the most important relative contributors were CSX Corp.; General Dynamics Corp.; Royal Dutch Shell PLC.; and Altria Group, Inc. Apple, Inc. also contributed to results. The company is well known for its computing devices, including its popular iPhone. Apple shares performed strongly during the third quarter because investors anticipated, and then applauded, the launch of various products, including new models of the iPhone.

Conversely, detracting from overall results on a relative basis were Gilead Sciences, Inc.; Merck & Co., Inc.; Bank of America Corp.; and Apollo Global Management LLC, Cl. A. Denbury Resources, Inc. also detracted from results. The company is primarily focused on the recovery of oil volumes from older well fields via injection of carbon dioxide. As such, the company’s stock performance was been hurt by lower oil prices as investors feared that demand for Denbury’s services would be curtailed.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your business and continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, Inc.

The following positions represented the noted percentages of Alger assets under management as of October 31, 2014: Caterpillar Inc., 0.00%; 3M Company, 0.00%; Comcast Corp., 1.77%; General Motors Co., 0.01%; Wal-Mart Stores, Inc., 0.00%; Microsoft Corp., 2.04%; International Business Machines Corp., 0.01%; Markit, 0.00%; Empirical Research Partners, 0.00%; and FactSet, 0.00%.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns represent the fiscal 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund.

Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2014. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month fiscal period.

A Word About Risk

Investing in the stock market involves gains and losses and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors.  Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be even more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased market, information, and valuation risks, and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Funds that participate in leveraging, such as Capital Appreciation, SMid Cap, and Health Sciences Funds, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

A small investment in derivatives could have a potentially large impact on a fund’s performance. When purchasing options, a fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised.  When a call option written by a fund is exercised, the fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a fund is exercised, the fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in a fund’s portfolio securities may not correlate precisely with movements in the level of the index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, a fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates. Derivative contracts generally are subject to the risk of non-performance by the contract counterparty. For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500 index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•                  The MSCI ACWI ex USA Index is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

•                  The NYSE Arca Biotechnology Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services.

•                  The NASDAQ Internet Index is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in Internet-related businesses that are listed on the NASDAQ Stock Market, the New York Stock Exchange (NYSE) or NYSE Amex.

•                  The Organisation for Economic Co-operation and Development is a group of 30 developed countries that discuss and develop economic and social policy.

•                  The Thomson Reuters/University of Michigan Consumer Sentiment Index measures consumers’ outlook of the economy.

•                  Empirical Research Partners is a broker-dealer that provides research on a range of topics of interest to institutional investors.

•                  Markit is a global, diversified provider of financial information.

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

•                  FactSet provides computer-based financial data and analysis for financial professionals, including investment managers, hedge funds and investment bankers.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Since inception performance for share classes B, C, and I is as of the Funds’ Class A shares inception date for all Funds except that the Alger International Growth Fund Class I shares is as of its inception date.

*                 Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares if applicable.

FUND PERFORMANCE AS OF 9/30/14 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	14.74%	14.48%	12.05%	8.82%
Alger Capital Appreciation Class B (Inception 11/1/93)	15.09%	14.51%	11.93%	8.78%
Alger Capital Appreciation Class C (Inception 7/31/97)*	19.16%	14.82%	11.80%	8.57%
Alger Capital Appreciation Class Z (Inception 12/29/10)	21.43%	n/a	n/a	15.68%

Alger International Growth Class A (Inception 12/31/96)	(2.08)%	8.33%	5.19%	5.45%
Alger International Growth Class B (Inception 11/11/86)	(2.34)%	8.49%	5.18%	5.41%
Alger International Growth Class C (Inception 7/31/97)*	1.59%	8.66%	4.97%	5.21%
Alger International Growth Class I (Inception 5/31/13)	3.54%	n/a	n/a	7.99%
Alger International Growth Class Z (Inception 12/29/10)	3.81%	n/a	n/a	7.85%

Alger Mid Cap Growth Class A (Inception 12/31/96)	8.71%	12.48%	6.91%	8.41%
Alger Mid Cap Growth Class B (Inception 5/24/93)	8.93%	12.62%	6.81%	8.37%
Alger Mid Cap Growth Class C (Inception 7/31/97)*	12.90%	12.78%	6.60%	7.87%

Alger SMid Cap Growth Class A (Inception 5/8/02)	0.13%	11.74%	9.75%	7.98%
Alger SMid Cap Growth Class B (Inception 5/8/02)	0.43%	11.79%	9.67%	7.92%
Alger SMid Cap Growth Class C (Inception 5/8/02)	4.02%	12.08%	9.53%	7.66%
Alger SMid Cap Growth Class I (Inception 8/5/07)*	5.73%	13.03%	10.45%	8.53%
Alger SMid Cap Growth Class Z (Inception 12/29/10)	6.06%	n/a	n/a	10.12%

Alger Small Cap Growth Class A (Inception 12/31/96)	(8.03)%	11.01%	8.73%	3.70%
Alger Small Cap Growth Class B (Inception 11/11/86)	(7.84)%	11.28%	8.76%	3.67%
Alger Small Cap Growth Class C (Inception 7/31/97)*	(4.55)%	11.18%	8.42%	3.49%
Alger Small Cap Growth Class Z (Inception 12/29/10)	(2.45)%	n/a	n/a	8.43%

Alger Growth Opportunities Class A (Inception 3/3/08)	(4.41)%	12.38%	n/a	6.56%
Alger Growth Opportunities Class C (Inception 3/3/08)	(0.62)%	12.79%	n/a	6.66%
Alger Growth Opportunities Class I (Inception 3/3/08)	1.15%	13.86%	n/a	7.68%
Alger Growth Opportunities Class Z (Inception 12/29/10)	1.33%	n/a	n/a	10.21%

Alger Health Sciences Class A (Inception 5/1/02)	18.34%	14.65%	11.46%	11.96%
Alger Health Sciences Class B (Inception 5/1/02)	19.01%	14.74%	11.37%	11.89%
Alger Health Sciences Class C (Inception 5/1/02)	23.06%	15.01%	11.22%	11.63%

Alger Growth & Income Class A (Inception 12/31/96)	12.41%	11.93%	7.29%	7.79%
Alger Growth & Income Class C (Inception 7/31/97)*	16.76%	12.31%	7.06%	7.55%
Alger Growth & Income Class Z (Inception 3/1/12)	18.95%	n/a	n/a	15.79%

Beginning May 31, 2013 Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index.

Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (unmanaged index of common stocks) for the ten years ended October 31, 2014. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	11.20%	15.71%	11.93%	8.86%
Class B (Inception 11/1/93)	11.37%	15.79%	11.81%	8.83%
Class C (Inception 7/31/97)*	15.44%	16.06%	11.69%	8.61%
Russell 1000 Growth Index	17.11%	17.43%	9.05%	6.88%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	17.68%	n/a	n/a	15.73%
Russell 1000 Growth Index	17.11%	n/a	n/a	15.59%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER INTERNATIONAL GROWTH FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the MSCI AC WORLD INDEX ex USA (unmanaged index of common stocks) for the ten years ended October 31, 2014.  Beginning May 31, 2013 Alger International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index.  Figures for the Alger International Growth Fund Class A shares and the index include reinvestment of dividends. Performance for the Alger International Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Indices performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	(5.13)%	8.57%	4.95%	5.39%
Class B (Inception 11/11/86)	(5.49)%	8.72%	4.93%	5.34%
Class C (Inception 7/31/97)*	(1.52)%	8.91%	4.73%	5.15%
MSCI AC WORLD INDEX ex USA	0.49%	6.55%	7.06%	5.76%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	0.31%	n/a	n/a	6.99%
MSCI AC WORLD INDEX ex USA	0.49%	n/a	n/a	6.87%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	0.59%	n/a	n/a	7.50%
MSCI AC WORLD INDEX ex USA	0.49%	n/a	n/a	4.35%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2014. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	6.36%	13.71%	6.57%	8.40%
Class B (Inception 5/24/93)	6.64%	13.88%	6.48%	8.36%
Class C (Inception 7/31/97)*	10.33%	13.95%	6.27%	7.85%
Russell Midcap Growth Index	14.59%	18.73%	10.17%	8.67%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMID CAP GROWTH FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2014. Figures for the Alger SMid Cap Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)	2.02%	13.97%	9.97%	8.30%
Class B (Inception 5/8/02)	2.36%	14.07%	9.89%	8.24%
Class C (Inception 5/8/02)	6.02%	14.32%	9.74%	7.99%
Class I (Inception 8/5/07)*	7.70%	15.30%	10.66%	8.85%
Russell 2500 Growth Index	10.24%	19.20%	10.26%	9.30%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	8.07%	n/a	n/a	11.16%
Russell 2500 Growth Index	10.24%	n/a	n/a	14.14%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been reduced to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2014. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	(3.99)%	13.57%	9.07%	3.98%
Class B (Inception 11/11/86)	(3.89)%	13.87%	9.08%	3.96%
Class C (Inception 7/31/97)*	(0.27)%	13.71%	8.75%	3.77%
Russell 2000 Growth Index	8.26%	18.61%	9.42%	6.33%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	1.73%	n/a	n/a	9.65%
Russell 2000 Growth Index	8.26%	n/a	n/a	13.22%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GROWTH OPPORTUNITIES FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from March 3, 2008, the inception date of the Alger Growth Opportunities Fund, through October 31, 2014. Figures for the Alger Growth Opportunities Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger Growth Opportunities Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)	(1.25)%	14.94%	n/a	7.24%
Class C (Inception 3/3/08)	2.77%	15.37%	n/a	7.33%
Class I (Inception 3/3/08)	4.50%	16.48%	n/a	8.35%
Russell 2500 Growth Index	10.24%	19.20%	n/a	10.82%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	4.78%	n/a	n/a	11.38%
Russell 2500 Growth Index	10.24%	n/a	n/a	14.14%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended October 31, 2014. Figures for the Alger Health Sciences Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)	19.68%	16.66%	12.05%	12.22%
Class B (Inception 5/1/02)	20.33%	16.78%	11.95%	12.15%
Class C (Inception 5/1/02)	24.37%	17.01%	11.80%	11.89%
S&P 500 Index	17.27%	16.69%	8.20%	7.22%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended October 31, 2014. Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends and/or interest. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	9.47%	12.54%	7.40%	7.87%
Class C (Inception 7/31/97)*	13.65%	12.93%	7.17%	7.63%
S&P 500 Index	17.27%	16.69%	8.20%	7.74%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	15.78%	n/a	n/a	16.08%
S&P 500 Index	17.27%	n/a	n/a	17.97%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”. The Fund will compare its performance to the S&P 500 Index to reflect its new investment objective and strategies. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†

October 31, 2014 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund
Consumer Discretionary	17.9%	24.1%	16.2%	14.8%
Consumer Staples	5.2	1.7	2.9	4.1
Energy	3.9	6.6	4.2	3.2
Financials	6.5	8.0	9.6	8.6
Health Care	19.6	15.1	19.3	23.2
Industrials	8.6	15.5	17.3	12.0
Information Technology	32.8	19.0	22.0	26.9
Materials	2.4	4.0	7.0	5.5
Telecommunication Services	0.3	2.7	0.0	0.0
Utilities	0.2	0.6	0.0	0.5
Short-Term Investments and Net Other Assets	2.6	2.7	1.5	1.2
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
Consumer Discretionary	19.0%	0.0%	13.3%
Consumer Staples	3.6	3.2	10.2
Energy	3.6	0.0	8.8
Financials	8.7	0.0	16.2
Health Care	20.4	96.7	13.2
Industrials	15.9	0.0	11.4
Information Technology	21.2	0.0	18.4
Materials	5.7	0.0	1.8
Telecommunication Services	0.0	0.0	3.3
Utilities	0.0	0.0	0.7
Short-Term Investments and Net Other Assets	1.9	0.1	2.7
	100.0%	100.0%	100.0%

COUNTRY	Alger International Growth Fund
Australia	2.2%
Belgium	1.7
Brazil	0.7
Canada	6.4
China	5.8
France	3.8
Germany	6.7
Hong Kong	2.9
India	2.8
Ireland	0.5
Italy	2.5
Japan	14.8
Luxembourg	0.5
Mexico	1.7
Netherlands	3.6
Norway	1.4
Peru	1.1
Philippines	0.6
Portugal	0.5
South Africa	1.6
South Korea	1.1
Spain	1.2
Sweden	1.4
Switzerland	7.2
Taiwan	0.6
United Kingdom	12.8
United States	8.8
Cash and Net Other Assets	5.1
100.0%

†	Based on net assets for each Portfolio.

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—95.2%
ADVERTISING—0.3%
Choicestream, Inc.*(a),(b)	82,955	$47,284
Lamar Advertising Co., Cl. A	100,621	5,197,075
		5,244,359
AEROSPACE & DEFENSE—3.6%
Honeywell International, Inc.	373,800	35,929,656
Lockheed Martin Corp.	50,200	9,566,614
Precision Castparts Corp.	65,800	14,522,060
The Boeing Co.	77,700	9,705,507
		69,723,837
AIRLINES—0.8%
JetBlue Airways Corp.*	96,200	1,110,148
United Continental Holdings, Inc.*	259,600	13,709,476
		14,819,624
ALTERNATIVE CARRIERS—0.3%
Level 3 Communications, Inc.*	138,700	6,506,417

APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Michael Kors Holdings Ltd.*	21,100	1,658,249
PVH Corp.	16,600	1,898,210
Quiksilver, Inc.*	604,700	1,058,225
Ralph Lauren Corp.	74,500	12,280,580
		16,895,264
APPAREL RETAIL—0.5%
L Brands, Inc.	122,800	8,856,336

APPLICATION SOFTWARE—2.1%
Adobe Systems, Inc.*	68,100	4,775,172
Palantir Technologies, Inc., Cl. A*(c)	153,282	927,356
salesforce.com, inc.*	393,201	25,160,932
SAP SE#	151,400	10,314,882
		41,178,342
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
Affiliated Managers Group, Inc.*	19,800	3,955,842

AUTO PARTS & EQUIPMENT—1.2%
Delphi Automotive PLC.	237,400	16,375,852
WABCO Holdings, Inc.*	77,800	7,576,164
		23,952,016
AUTOMOBILE MANUFACTURERS—0.2%
Tesla Motors, Inc.*	18,500	4,471,450

BIOTECHNOLOGY—6.5%
Amgen, Inc.	103,100	16,720,758
Biogen Idec, Inc.*	65,700	21,094,956
Celgene Corp.*	151,200	16,192,008
Gilead Sciences, Inc.*	446,100	49,963,200
Intercept Pharmaceuticals, Inc.*	7,900	2,041,281

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Pharmacyclics, Inc.*	92,700	$12,113,109
Puma Biotechnology, Inc.*	8,300	2,079,980
Vertex Pharmaceuticals, Inc.*	44,900	5,057,536
		125,262,828
BREWERS—0.5%
Anheuser-Busch InBev NV#	23,700	2,630,226
Molson Coors Brewing Co., Cl. B	90,000	6,694,200
		9,324,426
BROADCASTING—0.3%
CBS Corp., Cl. B	106,887	5,795,413

BUILDING PRODUCTS—0.5%
Fortune Brands Home & Security, Inc.	88,300	3,818,975
Lennox International, Inc.	67,800	6,028,776
		9,847,751
CABLE & SATELLITE—3.2%
Comcast Corporation, Cl. A	795,300	44,019,855
DISH Network Corp., Cl. A*	67,300	4,283,645
Time Warner Cable, Inc.	87,600	12,895,596
		61,199,096
CASINOS & GAMING—0.3%
MGM Resorts International*	284,600	6,616,950

COMMUNICATIONS EQUIPMENT—0.3%
F5 Networks, Inc.*	45,800	5,632,484

COMPUTER STORAGE & PERIPHERALS—0.5%
SanDisk Corp.	111,400	10,487,196

CONSTRUCTION & ENGINEERING—0.1%
Quanta Services, Inc.*	61,700	2,102,736

CONSTRUCTION MATERIALS—0.3%
Eagle Materials, Inc.	12,800	1,119,104
Martin Marietta Materials, Inc.	39,400	4,606,648
		5,725,752
CONSUMER FINANCE—1.4%
American Express Co.	201,200	18,097,940
Discover Financial Services	151,600	9,669,048
		27,766,988
DATA PROCESSING & OUTSOURCED SERVICES—3.9%
Alliance Data Systems Corp.*	100,800	28,561,680
Fiserv, Inc.*	234,200	16,272,216
Visa, Inc., Cl. A	129,900	31,361,757
		76,195,653
DEPARTMENT STORES—0.2%
Nordstrom, Inc.	40,200	2,918,922

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DIVERSIFIED CHEMICALS—0.1%
The Dow Chemical Co.	57,000	$2,815,800
DRUG RETAIL—2.7%
CVS Caremark Corp.	469,300	40,270,633
Walgreen Co.	199,300	12,799,046
		53,069,679
FERTILIZERS & AGRICULTURAL CHEMICALS—0.4%
Monsanto Co.	60,700	6,982,928

FOOD RETAIL—0.5%
The Kroger Co.	189,900	10,579,329

FOOTWEAR—0.9%
NIKE, Inc., Cl. B	187,300	17,413,281

GENERAL MERCHANDISE STORES—0.7%
Dollar General Corp.*	217,800	13,649,526

HEALTH CARE EQUIPMENT—1.5%
Covidien PLC.	104,000	9,613,760
Insulet Corp.*	117,100	5,055,207
St. Jude Medical, Inc.	214,677	13,775,823
		28,444,790
HEALTH CARE FACILITIES—2.4%
HCA Holdings, Inc.*	656,000	45,952,800

HEALTH CARE TECHNOLOGY—0.0%
athenahealth, Inc.*	7,300	894,250

HOME ENTERTAINMENT SOFTWARE—0.4%
Activision Blizzard, Inc.	435,300	8,684,235

HOME IMPROVEMENT RETAIL—3.4%
Lowe’s Companies, Inc.	330,400	18,898,880
The Home Depot, Inc.	483,400	47,141,168
		66,040,048
HOTELS RESORTS & CRUISE LINES—1.7%
Ctrip.com International Ltd.#*	81,700	4,763,110
Hilton Worldwide Holdings, Inc.*	404,200	10,202,008
Royal Caribbean Cruises Ltd.	254,400	17,291,568
		32,256,686
HOUSEHOLD PRODUCTS—0.3%
The Procter & Gamble Co.	75,200	6,562,704

HOUSEWARES & SPECIALTIES—0.1%
Jarden Corp.*	44,000	2,863,960

INDUSTRIAL CONGLOMERATES—0.8%
Danaher Corp.	193,700	15,573,480

INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	96,700	13,021,622

INDUSTRIAL MACHINERY—0.3%
Ingersoll-Rand PLC.	81,700	5,116,054

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET RETAIL—1.9%
Amazon.com, Inc.*	28,500	$8,705,610
Expedia, Inc.	90,100	7,655,797
Qunar Cayman Islands Ltd.#*	294,700	7,927,430
The Priceline Group, Inc.*	5,000	6,031,050
TripAdvisor, Inc.*	79,500	7,048,470
		37,368,357
INTERNET SOFTWARE & SERVICES—10.7%
Alibaba Group Holding Ltd.#*	31,200	3,076,320
Cornerstone OnDemand, Inc.*	98,150	3,559,900
Demandware, Inc.*	51,434	3,083,468
Facebook, Inc., Cl. A*	1,008,324	75,614,217
Google, Inc., Cl. A*	21,465	12,189,330
Google, Inc., Cl. C*	106,665	59,634,268
GrubHub, Inc.*	102,000	3,708,720
LinkedIn Corp., Cl. A*	79,000	18,087,840
Trulia, Inc.*	42,500	1,982,625
Yahoo! Inc.*	577,900	26,612,295
		207,548,983
INVESTMENT BANKING & BROKERAGE—0.5%
Morgan Stanley	268,830	9,395,609

IT CONSULTING & OTHER SERVICES—0.7%
Cognizant Technology Solutions Corp., Cl. A*	269,100	13,145,535

LEISURE PRODUCTS—0.1%
Gildan Activewear, Inc.	32,700	1,949,901

LIFE SCIENCES TOOLS & SERVICES—1.2%
Thermo Fisher Scientific, Inc.	203,628	23,940,544

MANAGED HEALTH CARE—1.8%
Aetna, Inc.	167,500	13,820,425
Cigna Corp.	156,700	15,602,619
UnitedHealth Group, Inc.	53,800	5,111,538
		34,534,582
MOVIES & ENTERTAINMENT—0.4%
The Walt Disney Co.	85,100	7,776,438

MULTI-LINE INSURANCE—1.4%
American International Group, Inc.	72,700	3,894,539
Hartford Financial Services Group, Inc.	583,300	23,087,014
		26,981,553
MULTI-UTILITIES—0.2%
Sempra Energy	37,500	4,125,000

OIL & GAS EQUIPMENT & SERVICES—1.3%
Halliburton Company	124,300	6,853,902
National Oilwell Varco, Inc.	75,100	5,455,264

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—(CONT.)
Weatherford International PLC*	804,380	$13,207,920
		25,517,086
OIL & GAS EXPLORATION & PRODUCTION—2.0%
Anadarko Petroleum Corp.	187,600	17,217,928
Devon Energy Corp.	315,500	18,930,000
Pioneer Natural Resources Co.	9,600	1,814,976
		37,962,904
OIL & GAS STORAGE & TRANSPORTATION—0.6%
Cheniere Energy, Inc.*	149,900	11,242,500

OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
Bank of America Corp.	1,008,300	17,302,428
Citigroup, Inc.	90,100	4,823,053
		22,125,481
PHARMACEUTICALS—6.0%
AbbVie, Inc.	488,700	31,012,902
Actavis PLC.*	223,900	54,349,486
Allergan, Inc.	92,200	17,523,532
Johnson & Johnson	5,100	549,678
Salix Pharmaceuticals Ltd.*	34,700	4,991,595
Shire PLC.	28,900	1,924,610
Teva Pharmaceutical Industries Ltd.#	85,300	4,816,891
Valeant Pharmaceuticals International, Inc.*	15,200	2,022,208
		117,190,902
RAILROADS—1.3%
Canadian National Railway, Co.	83,700	5,907,546
Union Pacific Corp.	160,800	18,725,160
		24,632,706
RESTAURANTS—0.8%
Starbucks Corp.	211,700	15,996,052

SECURITY & ALARM SERVICES—0.6%
Tyco International Ltd.	273,800	11,754,234

SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp.	137,000	10,666,820
SunEdison, Inc.*	599,500	11,696,245
		22,363,065
SEMICONDUCTORS—3.6%
Avago Technologies Ltd.	274,100	23,641,125
Micron Technology, Inc.*	855,800	28,318,422
NXP Semiconductors NV*	268,900	18,462,674
		70,422,221
SOFT DRINKS—1.0%
Monster Beverage Corp.*	5,600	564,928

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOFT DRINKS—(CONT.)
PepsiCo, Inc.	189,900	$18,262,683
		18,827,611
SPECIALIZED FINANCE—0.2%
McGraw Hill Financial, Inc.	36,500	3,302,520

SPECIALTY CHEMICALS—0.9%
PPG Industries, Inc.	36,900	7,516,161
Rockwood Holdings, Inc.	104,080	8,004,793
The Sherwin-Williams Co.	9,000	2,066,040
		17,586,994
SPECIALTY STORES—0.7%
Signet Jewelers Ltd.	114,600	13,753,146

SYSTEMS SOFTWARE—2.4%
Microsoft Corp.	1,006,495	47,254,940

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.8%
Apple, Inc.	1,193,915	128,942,820
Western Digital Corp.	32,700	3,216,699
		132,159,519
TOBACCO—0.2%
Lorillard, Inc.	60,510	3,721,365

TRADING COMPANIES & DISTRIBUTORS—0.6%
HD Supply Holdings, Inc.*	420,600	12,130,104
TOTAL COMMON STOCKS (Cost $1,528,665,499)		1,849,110,706

PREFERRED STOCKS—0.5%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,(b)(d)	715,332	407,739
Choicestream, Inc., Cl. B*,(b)(e)	1,649,956	940,475
		1,348,214
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*(f)	625,130	3,832,047
Palantir Technologies, Inc., Cl. D*(g)	81,445	500,887
		4,332,934
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*(h)	76,682	3,297,326
TOTAL PREFERRED STOCKS (Cost $8,711,512)		8,978,474

MASTER LIMITED PARTNERSHIP—1.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
The Blackstone Group LP.	528,400	15,915,408

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP—(CONT.)
ASSET MANAGEMENT & CUSTODY BANKS—(CONT.)
The Carlyle Group LP.	266,700	$7,403,592
		23,319,000
TOTAL MASTER LIMITED PARTNERSHIP (Cost $22,152,794)		23,319,000

REAL ESTATE INVESTMENT TRUST—0.5%
RESIDENTIAL—0.4%
AvalonBay Communities, Inc.	57,700	8,991,968

SPECIALIZED—0.1%
Crown Castle International Corp.	19,000	1,484,280
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $10,197,648)		10,476,248

Total Investments (Cost $1,569,727,453)(i)	97.4%	1,891,884,428
Other Assets in Excess of Liabilities	2.6%	50,672,433
NET ASSETS	100.0%	$1,942,556,861

(a)         Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $47,284 and an original cost of $24,057 in those securities.

(b)         Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

*                 Non-income producing security.

(c)          Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $927,356 and an original cost of $997,406 in those securities.

#                 American Depositary Receipts.

(d)         Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $407,739 and an original cost of $572,038 in those securities.

(e)          Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $940,475 and an original cost of $989,973 in those securities.

(f)           Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $3,832,047 and an original cost of $4,128,004 in those securities.

(g)          Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $500,887 and an original cost of $537,767 in those securities.

(h)         Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $3,297,326 and an original cost of $2,483,730 in those securities.

(i)             At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,592,408,800, amounted to $299,475,628 which consisted of aggregate gross unrealized appreciation of $332,144,865 and aggregate gross unrealized depreciation of $32,669,237.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—94.9%
AUSTRALIA—2.2%
DIVERSIFIED METALS & MINING—1.2%
BHP Billiton Ltd.	79,800	$2,384,807

OIL & GAS EXPLORATION & PRODUCTION—1.0%
Oil Search Ltd.	267,600	2,032,262
TOTAL AUSTRALIA (Cost $4,877,860)		4,417,069

BELGIUM—1.7%
BREWERS—1.7%
Anheuser-Busch InBev NV	31,809	3,512,332
(Cost $3,159,070)

BRAZIL—0.7%
DIVERSIFIED BANKS—0.4%
Itau Unibanco Holding SA#	52,920	781,099

MULTI-LINE INSURANCE—0.3%
BB Seguridade Participacoes SA	41,700	556,292
TOTAL BRAZIL (Cost $1,177,704)		1,337,391

CANADA—6.4%
INTEGRATED OIL & GAS—3.7%
Canadian Natural Resources Ltd.	107,075	3,736,036
Suncor Energy, Inc.	103,900	3,688,856
		7,424,892
MULTI-UTILITIES—1.5%
Canadian Utilities Ltd.	89,000	3,076,153

RAILROADS—1.2%
Canadian National Railway, Co.	36,000	2,537,757
TOTAL CANADA (Cost $13,812,028)		13,038,802

CHINA—5.8%
CONSTRUCTION & ENGINEERING—0.5%
China State Construction International Holdings Ltd.	694,000	1,072,057

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
China South Locomotive and Rolling Stock Corp.	2,047,100	2,157,621

HOTELS RESORTS & CRUISE LINES—0.1%
Ctrip.com International Ltd.#*	3,700	215,710

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.7%
Huaneng Power International, Inc.	1,115,100	1,367,400

INTEGRATED OIL & GAS—0.5%
China Petroleum & Chemical Corp.	1,133,000	981,749

INTERNET RETAIL—0.4%
Vipshop Holdings Ltd.#*	3,500	802,515

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
INTERNET SOFTWARE & SERVICES—2.0%
Alibaba Group Holding Ltd.#*	14,200	$1,400,120
Baidu, Inc.#*	2,500	596,925
Tencent Holdings Ltd.	124,700	1,987,405
		3,984,450
LIFE & HEALTH INSURANCE—0.5%
Ping An Insurance Group Co., of China Ltd.	129,400	1,057,018
TOTAL CHINA (Cost $10,628,154)		11,638,520

FRANCE—3.8%
BIOTECHNOLOGY—0.3%
Innate Pharma SA*	76,650	706,025

HEALTH CARE EQUIPMENT—1.2%
DBV Technologies SA*	47,900	2,359,111

HEALTH CARE SUPPLIES—0.9%
Essilor International SA	16,700	1,843,796

HOME ENTERTAINMENT SOFTWARE—1.2%
UBISOFT Entertainment*	133,800	2,419,596

LIFE SCIENCES TOOLS & SERVICES—0.2%
Genfit*	8,900	456,177
TOTAL FRANCE (Cost $6,726,178)		7,784,705

GERMANY—6.7%
APPLICATION SOFTWARE—2.1%
SAP SE#	61,200	4,159,982

AUTOMOBILE MANUFACTURERS—2.4%
Bayerische Motoren Werke AG	45,046	4,816,454

DIVERSIFIED CAPITAL MARKETS—0.7%
Deutsche Bank AG	46,200	1,440,498

ELECTRICAL EQUIPMENT—0.3%
OSRAM Licht AG*	19,600	686,774

INTERNET RETAIL—0.5%
United Internet AG	25,000	977,653

SEMICONDUCTORS—0.7%
Infineon Technologies AG	155,036	1,504,008
TOTAL GERMANY (Cost $14,290,009)		13,585,369

HONG KONG—2.9%
ELECTRIC UTILITIES—1.1%
Power Assets Holdings Ltd.	235,473	2,275,695

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
LIFE & HEALTH INSURANCE—1.8%
AIA Group Ltd.	648,104	$3,614,367
TOTAL HONG KONG (Cost $5,111,926)		5,890,062

INDIA—2.8%
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Tata Motors Ltd.#	32,600	1,535,460

DIVERSIFIED BANKS—2.0%
HDFC Bank Ltd.	140,000	2,268,545
ICICI Bank Ltd.#	32,800	1,848,608
		4,117,153
TOTAL INDIA (Cost $4,489,666)		5,652,613

IRELAND—0.5%
LIFE SCIENCES TOOLS & SERVICES—0.5%
ICON PLC.#*	18,600	978,546
(Cost $953,369)

ITALY—2.5%
APPAREL ACCESSORIES & LUXURY GOODS—0.2%
Moncler SpA	35,000	485,114

ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Azimut Holding SpA	44,700	1,044,176

DIVERSIFIED BANKS—1.2%
Intesa Sanpaolo SpA	800,300	2,344,864

DIVERSIFIED FINANCIALS—0.6%
Banca Popolare di Milano Scarl*	1,643,400	1,233,646
TOTAL ITALY (Cost $5,373,270)		5,107,800

JAPAN—14.8%
AUTOMOBILE MANUFACTURERS—2.3%
Toyota Motor Corp.	81,025	4,691,263

COMMODITY CHEMICALS—1.0%
Toray Industries, Inc.	302,850	1,993,364

DIVERSIFIED BANKS—2.9%
Mizuho Financial Group, Inc.	1,607,200	2,864,118
Sumitomo Mitsui Financial Group, Inc.	78,300	3,069,419
		5,933,537
DIVERSIFIED REAL ESTATE ACTIVITIES—2.4%
Mitsui Fudosan Co., Ltd.	85,600	2,675,239
Sumitomo Realty & Development Co., Ltd.	59,500	2,170,745
		4,845,984

	SHARES	VALUE
COMMON STOCKS—(CONT.)
JAPAN—(CONT.)
ELECTRICAL EQUIPMENT—0.7%
Daikin Industries Ltd.	21,800	$1,323,578

ELECTRONIC COMPONENTS—1.1%
Murata Manufacturing Co., Ltd.	21,100	2,294,623

INDUSTRIAL MACHINERY—2.1%
FANUC Corp.	13,350	2,274,365
Minebea Co., Ltd.	154,700	2,037,304
		4,311,669
INFRASTRUCTURE SOFTWARE—0.8%
SCSK Corp.	60,100	1,571,179

WIRELESS TELECOMMUNICATION SERVICES—1.5%
SoftBank Corp.	42,200	2,985,171
TOTAL JAPAN (Cost $30,753,142)		29,950,368

LUXEMBOURG—0.5%
DIVERSIFIED REAL ESTATE ACTIVITIES—0.5%
Grand City Properties SA*	80,000	1,025,118
(Cost $1,084,453)

MEXICO—1.7%
CONSTRUCTION MATERIALS—0.5%
Cemex SAB de CV#*	83,000	1,020,900

DIVERSIFIED REAL ESTATE ACTIVITIES—1.2%
Corp Inmobiliaria Vesta SAB de CV	1,079,230	2,372,145
TOTAL MEXICO (Cost $3,173,992)		3,393,045

NETHERLANDS—3.6%
ALUMINUM—0.7%
Constellium NV, Cl. A*	73,600	1,490,400

BROADCASTING—1.3%
Altice SA*	42,100	2,621,630

SEMICONDUCTOR EQUIPMENT—0.8%
ASML Holding NV#	16,657	1,660,370

SEMICONDUCTORS—0.8%
NXP Semiconductors NV*	23,100	1,586,046
TOTAL NETHERLANDS (Cost $6,815,781)		7,358,446

NORWAY—1.4%
DIVERSIFIED BANKS—1.4%
DNB ASA	152,877	2,808,243
(Cost $2,501,818)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PERU—1.1%
DIVERSIFIED BANKS—1.1%
Credicorp Ltd.	13,800	$2,221,800
(Cost $1,828,196)

PHILIPPINES—0.6%
DIVERSIFIED BANKS—0.6%
BDO Unibank, Inc.	521,300	1,136,159
(Cost $1,086,880)

PORTUGAL—0.5%
BROADCASTING—0.5%
NOS SGPS	176,400	1,010,928
(Cost $1,116,144)

SOUTH AFRICA—1.6%
PHARMACEUTICALS—1.6%
Aspen Pharmacare Holdings Ltd.	93,171	3,323,559
(Cost $2,105,066)

SOUTH KOREA—1.1%
SEMICONDUCTORS—1.1%
Samsung Electronics Co., Ltd.	1,850	2,141,943
(Cost $2,030,517)

SPAIN—1.2%
ELECTRIC UTILITIES—0.8%
Red Electrica Corp., SA	19,000	1,658,184

INVESTMENT BANKING & BROKERAGE—0.4%
CaixaBank SA	123,100	671,224
TOTAL SPAIN (Cost $2,348,919)		2,329,408

SWEDEN—1.4%
BIOTECHNOLOGY—1.2%
Swedish Orphan Biovitrum AB*	214,100	2,450,105

INDUSTRIAL MACHINERY—0.2%
Arcam AB*	20,300	470,114
TOTAL SWEDEN (Cost $2,766,187)		2,920,219

SWITZERLAND—7.2%
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Cie Financiere Richemont SA	18,872	1,588,034

DIVERSIFIED CAPITAL MARKETS—1.1%
UBS AG	132,500	2,300,156

PACKAGED FOODS & MEATS—1.7%
Nestle SA	45,700	3,344,366

PHARMACEUTICALS—2.8%
Roche Holding AG	19,548	5,764,831

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SWITZERLAND—(CONT.)
SECURITY & ALARM SERVICES—0.8%
Tyco International Ltd.	35,600	$1,528,308
TOTAL SWITZERLAND (Cost $14,212,349)		14,525,695

TAIWAN—0.6%
ELECTRONIC COMPONENTS—0.6%
Largan Precision Co., Ltd.	16,400	1,149,357
(Cost $821,581)

UNITED KINGDOM—12.8%
DIVERSIFIED BANKS—1.0%
Lloyds Banking Group PLC.*	1,713,700	2,114,446

HOUSEHOLD PRODUCTS—1.6%
Reckitt Benckiser Group PLC.	38,362	3,221,804

INDUSTRIAL GASES—1.0%
Essentra PLC.	185,700	2,039,346

INTERNET RETAIL—0.3%
Just Eat PLC.*	114,278	562,325

MULTI-UTILITIES—1.4%
National Grid PLC	191,300	2,833,769

OIL & GAS EQUIPMENT & SERVICES—0.7%
Hunting PLC.	117,486	1,382,316

PHARMACEUTICALS—2.2%
Shire PLC.	65,700	4,375,325

SPECIALTY CHEMICALS—0.5%
Johnson Matthey PLC.	22,656	1,077,861

TOBACCO—1.8%
British American Tobacco PLC.	65,211	3,700,161

TRADING COMPANIES & DISTRIBUTION—1.2%
Ashtead Group PLC.	147,000	2,455,028

WIRELESS TELECOMMUNICATION SERVICES—1.1%
Jazztel PLC.*	138,000	2,203,276
TOTAL UNITED KINGDOM (Cost $24,489,993)		25,965,657

UNITED STATES—8.8%
AUTO PARTS & EQUIPMENT—0.9%
Delphi Automotive PLC.	27,900	1,924,542

CABLE & SATELLITE—1.4%
Liberty Global PLC.*	64,800	2,881,656

INDUSTRIAL MACHINERY—1.4%
Ingersoll-Rand PLC.	32,928	2,061,951
Pentair PLC.	11,400	764,370
		2,826,321

	SHARES	VALUE
COMMON STOCKS—(CONT.)
UNITED STATES—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—1.1%
Weatherford International PLC*	132,200	$2,170,724

PHARMACEUTICALS—2.7%
Actavis PLC.*	14,700	3,568,278
Jazz Pharmaceuticals PLC.*	11,500	1,941,660
		5,509,938
SEMICONDUCTORS—1.3%
Avago Technologies Ltd.	29,700	2,561,625
TOTAL UNITED STATES (Cost $16,276,355)		17,874,806
TOTAL COMMON STOCKS (Cost $184,010,607)		192,077,960
Total Investments (Cost $184,010,607)(a)	94.9%	192,077,960
Other Assets in Excess of Liabilities	5.1%	10,260,071
NET ASSETS	100.0%	$202,338,031

#                 American Depositary Receipts.

*                 Non-income producing security.

(a)         At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $185,862,476, amounted to $6,215,484 which consisted of aggregate gross unrealized appreciation of $20,122,337 and aggregate gross unrealized depreciation of $13,906,853.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—94.3%
ADVERTISING—0.6%
Lamar Advertising Co., Cl. A	23,000	$1,187,950

AEROSPACE & DEFENSE—1.8%
B/E Aerospace, Inc.*	8,800	655,160
Hexcel Corp.*	42,400	1,776,136
TransDigm Group, Inc.	6,100	1,140,883
		3,572,179
AIRLINES—1.3%
Spirit Airlines, Inc.*	7,400	541,014
United Continental Holdings, Inc.*	41,400	2,186,334
		2,727,348
ALTERNATIVE CARRIERS—1.1%
Level 3 Communications, Inc.*	48,500	2,275,135

APPAREL ACCESSORIES & LUXURY GOODS—3.2%
Hanesbrands, Inc.	18,100	1,911,541
Kate Spade & Co.*	38,200	1,036,366
Michael Kors Holdings Ltd.*	9,900	778,041
Ralph Lauren Corp.	9,200	1,516,528
Under Armour, Inc., Cl. A*	17,400	1,141,092
		6,383,568
APPAREL RETAIL—0.9%
L Brands, Inc.	25,200	1,817,424

APPLICATION SOFTWARE—1.7%
Aspen Technology, Inc.*	30,500	1,126,365
Palantir Technologies, Inc., Cl. A*(a)	16,376	99,075
Synchronoss Technologies, Inc.*	15,400	795,718
Workday, Inc., Cl. A*	14,000	1,336,720
		3,357,878
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
WisdomTree Investments, Inc.*	77,500	1,143,125

AUTO PARTS & EQUIPMENT—2.2%
BorgWarner, Inc.	18,900	1,077,678
Delphi Automotive PLC.~	21,850	1,507,213
WABCO Holdings, Inc.*	19,700	1,918,386
		4,503,277
AUTOMOBILE MANUFACTURERS—0.7%
Tesla Motors, Inc.*	6,100	1,474,370

BIOTECHNOLOGY—4.3%
BioMarin Pharmaceutical, Inc.*	15,500	1,278,750
Celldex Therapeutics, Inc.*	38,300	641,525
Intercept Pharmaceuticals, Inc.*	2,200	568,458
Medivation, Inc.*	13,800	1,458,660
Pharmacyclics, Inc.*	16,000	2,090,720
Portola Pharmaceuticals, Inc.*	23,100	658,350

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Vertex Pharmaceuticals, Inc.*	17,100	$1,926,144
		8,622,607
BUILDING PRODUCTS—1.7%
Fortune Brands Home & Security, Inc.	25,300	1,094,225
Lennox International, Inc.	25,800	2,294,136
		3,388,361
CABLE & SATELLITE—0.6%
AMC Networks, Inc.*	19,400	1,176,610

CASINOS & GAMING—1.1%
MGM Resorts International*	95,500	2,220,375

COMMUNICATIONS EQUIPMENT—1.2%
ARRIS Group, Inc.*	51,300	1,540,026
CommScope Holding Co., Inc.*	41,100	885,294
		2,425,320
COMPUTER STORAGE & PERIPHERALS—0.6%
SanDisk Corp.	13,400	1,261,476

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Allison Transmission Holdings, Inc.	63,600	2,065,728

CONSTRUCTION MATERIALS—1.1%
Eagle Materials, Inc.	9,600	839,328
Martin Marietta Materials, Inc.	11,700	1,367,964
		2,207,292
CONSUMER FINANCE—0.5%
Discover Financial Services	16,700	1,065,126

DATA PROCESSING & OUTSOURCED SERVICES—3.3%
Alliance Data Systems Corp.*,~	10,700	3,031,845
Fiserv, Inc.*	37,700	2,619,396
WEX, Inc.*	9,500	1,078,820
		6,730,061
DIVERSIFIED FINANCIALS—0.7%
Banca Popolare di Milano Scarl*	1,785,100	1,340,015

DRUG RETAIL—0.6%
Rite Aid Corp.*	243,200	1,276,800

ELECTRICAL COMPONENTS & EQUIPMENT—1.5%
Acuity Brands, Inc.	12,800	1,784,704
Hubbell, Inc., Cl. B	11,900	1,349,579
		3,134,283
FOOD RETAIL—0.5%
Whole Foods Market, Inc.	28,200	1,109,106

GENERAL MERCHANDISE STORES—1.7%
Dollar General Corp.*	28,200	1,767,294
Dollar Tree, Inc.*	26,900	1,629,333
		3,396,627

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—1.9%
DBV Technologies SA*	20,300	$999,790
Insulet Corp.*	42,400	1,830,408
Wright Medical Group, Inc.*	32,400	1,024,488
		3,854,686
HEALTH CARE FACILITIES—2.4%
Acadia Healthcare Co., Inc.*	12,300	763,215
Tenet Healthcare Corporation*	38,700	2,169,135
Universal Health Services, Inc., Cl. B	18,300	1,897,893
		4,830,243
HEALTH CARE SERVICES—2.1%
Air Methods Corp.*	47,300	2,233,979
Catamaran Corp.*	8,500	405,195
IPC The Hospitalist Co., Inc.*	38,300	1,595,578
		4,234,752
HEALTH CARE TECHNOLOGY—0.4%
athenahealth, Inc.*	7,400	906,500

HOME ENTERTAINMENT SOFTWARE—0.5%
Activision Blizzard, Inc.	47,300	943,635

HOME FURNISHING RETAIL—0.8%
Williams-Sonoma, Inc.	24,900	1,619,247

HOMEBUILDING—0.7%
Toll Brothers, Inc.*	46,100	1,472,895

HOTELS RESORTS & CRUISE LINES—3.0%
Royal Caribbean Cruises Ltd.~	59,400	4,037,418
Starwood Hotels & Resorts Worldwide, Inc.	27,200	2,085,152
		6,122,570
HOUSEWARES & SPECIALTIES—1.4%
Jarden Corp.*,~	42,100	2,740,289

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Robert Half International, Inc.	26,600	1,457,148

INDUSTRIAL MACHINERY—2.1%
Graco, Inc.	23,035	1,808,248
Ingersoll-Rand PLC.	21,600	1,352,592
Pentair PLC.	15,500	1,039,275
		4,200,115
INTERNET RETAIL—1.8%
Expedia, Inc.	16,700	1,418,999
Qunar Cayman Islands Ltd.#*	12,700	341,630
TripAdvisor, Inc.*	19,765	1,752,365
Wayfair, Inc., Cl. A*	2,500	62,750
		3,575,744
INTERNET SOFTWARE & SERVICES—4.1%
AOL, Inc.*	30,900	1,345,077

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Cornerstone OnDemand, Inc.*	46,000	$1,668,420
Demandware, Inc.*	20,300	1,216,985
GrubHub, Inc.*	27,600	1,003,536
LinkedIn Corp., Cl. A*	10,300	2,358,288
Shutterstock Inc*	8,200	637,632
		8,229,938
INVESTMENT BANKING & BROKERAGE—0.5%
TD Ameritrade Holding Corp.	31,400	1,059,436

IT CONSULTING & OTHER SERVICES—0.6%
Unisys Corp.*	48,400	1,240,976

LEISURE PRODUCTS—0.8%
Brunswick Corp.	34,700	1,623,960

LIFE & HEALTH INSURANCE—0.6%
Lincoln National Corp.	21,000	1,149,960

MANAGED HEALTH CARE—1.5%
Centene Corp.*	14,600	1,352,982
WellCare Health Plans, Inc.*	24,100	1,635,667
		2,988,649
MULTI-LINE INSURANCE—0.7%
Hartford Financial Services Group, Inc.	38,100	1,507,998

OFFICE SERVICES & SUPPLIES—0.9%
Herman Miller, Inc.	55,400	1,772,800

OIL & GAS DRILLING—0.9%
Nabors Industries Ltd.^	104,900	1,872,465

OIL & GAS EQUIPMENT & SERVICES—0.4%
Cameron International Corp.*	14,200	845,610

OIL & GAS EXPLORATION & PRODUCTION—5.3%
Cabot Oil & Gas Corp.^	68,600	2,133,460
Northern Oil and Gas, Inc.*	91,400	1,032,820
Parsley Energy, Inc., Cl. A*^	123,300	2,092,401
PDC Energy, Inc.*	31,400	1,372,808
Rosetta Resources, Inc.*^	43,000	1,635,290
Whiting Petroleum Corp.*^	40,500	2,480,220
		10,746,999
PACKAGED FOODS & MEATS—0.6%
Mead Johnson Nutrition Co., Cl. A	11,900	1,181,789

PAPER PACKAGING—0.6%
Graphic Packaging Holding Co.*	103,700	1,257,881

PHARMACEUTICALS—1.8%
Jazz Pharmaceuticals PLC.*	7,800	1,316,952
Mallinckrodt PLC.*	9,400	866,492
Salix Pharmaceuticals Ltd.*	10,800	1,553,580
		3,737,024

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REAL ESTATE SERVICES—0.6%
Jones Lang LaSalle, Inc.	8,900	$1,203,369

REGIONAL BANKS—0.7%
Signature Bank*	11,000	1,332,430

RENEWABLE ELECTRICITY—0.6%
TerraForm Power, Inc., Cl. A*	41,000	1,166,860

RESEARCH & CONSULTING SERVICES—2.8%
CoStar Group, Inc.*	13,500	2,174,715
IHS, Inc., Cl. A*	13,100	1,716,493
Verisk Analytics, Inc., Cl. A*	27,100	1,689,685
		5,580,893
RESTAURANTS—0.6%
Chipotle Mexican Grill, Inc.*	2,000	1,276,000

SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.	23,500	1,829,710

SEMICONDUCTORS—4.2%
Avago Technologies Ltd.	35,500	3,061,875
Micron Technology, Inc.*	51,100	1,690,899
Microsemi Corp.*	71,900	1,874,433
NXP Semiconductors NV*	27,400	1,881,284
		8,508,491
SPECIALIZED FINANCE—1.1%
Moody’s Corp.	21,900	2,173,137

SPECIALTY CHEMICALS—2.3%
Ashland, Inc.	12,800	1,383,296
PolyOne Corp.	39,100	1,447,091
The Sherwin-Williams Co.~	7,900	1,813,524
		4,643,911
SPECIALTY STORES—4.0%
Signet Jewelers Ltd.	29,900	3,588,299
Tiffany & Co.~	13,300	1,278,396
Tractor Supply Co.~	23,200	1,698,704
Ulta Salon, Cosmetics & Fragrance, Inc.*	11,900	1,437,639
		8,003,038
SYSTEMS SOFTWARE—0.8%
ServiceNow, Inc.*	25,400	1,725,422

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.8%
Nimble Storage, Inc.*	23,200	634,752
Western Digital Corp.	10,400	1,023,048
		1,657,800
TRADING COMPANIES & DISTRIBUTORS—1.7%
HD Supply Holdings, Inc.*	70,900	2,044,756
United Rentals, Inc.*	12,000	1,320,720
		3,365,476

	SHARES	VALUE
COMMON STOCKS—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—1.6%
SBA Communications Corp., Cl. A*	28,600	$3,212,638
TOTAL COMMON STOCKS (Cost $181,198,650)		190,714,525

PREFERRED STOCKS—1.0%
APPLICATION SOFTWARE—0.3%
Palantir Technologies, Inc., Cl. B*(b)	66,787	409,404
Palantir Technologies, Inc., Cl. D*(c)	8,701	53,511
		462,915
PHARMACEUTICALS—0.7%
Tolero Pharmaceuticals, Inc.*(d),(e)	495,000	1,492,970
TOTAL PREFERRED STOCKS (Cost $1,991,444)		1,955,885

MASTER LIMITED PARTNERSHIP—0.8%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
The Carlyle Group LP.	59,000	1,637,840
(Cost $1,935,314)		1,637,840

REAL ESTATE INVESTMENT TRUST—1.2%
RETAIL—0.5%
Taubman Centers, Inc.	12,600	958,230

SPECIALIZED—0.7%
Extra Space Storage, Inc.	26,300	1,529,608
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $2,368,144)		2,487,838

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
SPDR S&P 500 ETF Trust/ November/ 186*	158	3,002
SPDR S&P 500 ETF Trust/ November/ 195*	79	5,925
SPDR S&P 500 ETF Trust/ November/ 197*	79	8,295
SPDR S&P Oil & Gas Exploration & Production ETF/ November/ 60*	118	27,848
TOTAL PUT OPTIONS (Cost $109,080)		45,070
TOTAL PURCHASED OPTIONS (Cost $109,080)		45,070
Total Investments (Cost $187,602,632)(f)	97.3%	196,841,158
Other Assets in Excess of Liabilities	2.7%	5,444,850
NET ASSETS	100.0%	$202,286,008

*                 Non-income producing security.

(a)         Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $99,075 and an original cost of $106,559 in those securities.

~                 All or a portion of this security has been pledged as collateral for written put options.

#                 American Depositary Receipts.

^                  All or a portion of this security has been pledged as collateral for written call options.

(b)         Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $409,404 and an original cost of $441,023 in those securities.

(c)          Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $53,511 and an original cost of $57,451 in those securities.

(d)         Restricted as to resale. As of the report date, the Fund held 0.7% of its net assets with a current value of $1,492,970 and an original cost of $1,492,970 in those securities.

(e)          Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

(f)           At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $189,037,267, amounted to $7,803,891 which consisted of aggregate gross unrealized appreciation of $19,887,309 and aggregate gross unrealized depreciation of $12,083,418.

Industry classifications are unaudited.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cabot Oil & Gas Corp./ November/ 32.5	(170)	(17,000)	$(36,210)
Cabot Oil & Gas Corp./ November/ 35	(79)	(7,900)	(34,049)
Parsley Energy, Inc./ November/ 20	(18)	(1,800)	(5,220)
SPDR S&P 500 ETF Trust/ November/ 178	(80)	(8,000)	(720)
SPDR S&P 500 ETF Trust/ November/ 182	(40)	(4,000)	(480)
SPDR S&P 500 ETF Trust/ November/ 188	(79)	(7,900)	(2,054)
SPDR S&P 500 ETF Trust/ November/ 190	(39)	(3,900)	(1,365)
SPDR S&P Oil & Gas Exploration & Production ETF/ November/ 63	(59)	(5,900)	(20,709)
SPDR S&P Oil & Gas Exploration & Production ETF/ November/ 67	(118)	(11,800)	(96,406)
Whiting Petroleum Corp./ December/ 62.5	(40)	(4,000)	(18,400)
Whiting Petroleum Corp./ November/ 62.5	(40)	(4,000)	(16,400)
Whiting Petroleum Corp./ November/ 80	(59)	(5,900)	(109,150)
TOTAL PUT OPTIONS WRITTEN (Premiums Received $(278,473))			(341,163)
CALL OPTIONS WRITTEN
Cabot Oil & Gas Corp./ November/ 27.5	(276)	(27,600)	(80,040)
Cabot Oil & Gas Corp./ November/ 30	(52)	(5,200)	(7,800)
Cabot Oil & Gas Corp./ November/ 32.5	(119)	(11,900)	(5,355)
Nabors Industries Ltd./ December/ 25	(79)	(7,900)	(158)
Nabors Industries Ltd./ November/ 19	(158)	(15,800)	(5,056)
Nabors Industries Ltd./ November/ 24	(158)	(15,800)	(316)
Parsley Energy, Inc./ November/ 15	(158)	(15,800)	(30,810)
Parsley Energy, Inc./ November/ 17.5	(197)	(19,700)	(9,850)
Parsley Energy, Inc./ November/ 20	(119)	(11,900)	(595)
Parsley Energy, Inc./ November/ 22.5	(40)	(4,000)	—
Rosetta Resources, Inc./ November/ 45	(40)	(4,000)	(800)
Rosetta Resources, Inc./ November/ 50	(40)	(4,000)	—
Whiting Petroleum Corp./ November/ 57.5	(4)	(400)	(1,080)
Whiting Petroleum Corp./ November/ 60	(75)	(7,500)	(26,250)
Whiting Petroleum Corp./ November/ 62.5	(100)	(10,000)	(22,000)
Whiting Petroleum Corp./ November/ 75	(59)	(5,900)	(295)
Whiting Petroleum Corp./ November/ 80	(80)	(8,000)	—
TOTAL CALL OPTIONS WRITTEN (Premiums Received $(318,911))			(190,405)
TOTAL OPTIONS WRITTEN (Premiums Received $(597,384))			$(531,568)

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMID CAP GROWTH FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—94.6%
ADVERTISING—0.8%
Lamar Advertising Co., Cl. A	171,100	$8,837,315

AEROSPACE & DEFENSE—0.7%
Hexcel Corp.*	179,650	7,525,539

AIRLINES—0.9%
Alaska Air Group, Inc.	127,550	6,789,486
Spirit Airlines, Inc.*	43,700	3,194,907
		9,984,393
APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Hanesbrands, Inc.	104,100	10,994,001
Kate Spade & Co.*	242,850	6,588,521
		17,582,522
APPLICATION SOFTWARE—4.0%
ANSYS, Inc.*	54,200	4,257,952
Aspen Technology, Inc.*	242,500	8,955,525
Palantir Technologies, Inc., Cl. A*(a)	81,310	491,925
PTC, Inc.*	207,450	7,914,217
Synchronoss Technologies, Inc.*	200,850	10,377,920
Tyler Technologies, Inc.*	98,400	11,012,928
		43,010,467
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
WisdomTree Investments, Inc.*	325,350	4,798,913

AUTO PARTS & EQUIPMENT—2.4%
American Axle & Manufacturing Holdings, Inc.*	464,300	8,974,919
Tenneco, Inc.*	122,250	6,401,010
WABCO Holdings, Inc.*	104,800	10,205,424
		25,581,353
AUTOMOTIVE RETAIL—0.9%
Penske Automotive Group, Inc.	209,500	9,477,780

BIOTECHNOLOGY—6.8%
ACADIA Pharmaceuticals, Inc.*	138,900	3,847,530
Celldex Therapeutics, Inc.*	193,600	3,242,800
Cepheid, Inc.*	226,450	12,004,114
Cubist Pharmaceuticals, Inc.*	125,150	9,047,094
Intercept Pharmaceuticals, Inc.*	14,500	3,746,655
Ironwood Pharmaceuticals, Inc.*	422,700	5,926,254
Medivation, Inc.*	69,400	7,335,580
Neurocrine Biosciences, Inc.*	208,700	3,865,124
Pharmacyclics, Inc.*	67,400	8,807,158
Portola Pharmaceuticals, Inc.*	193,250	5,507,625
Puma Biotechnology, Inc.*	22,500	5,638,500
Synageva BioPharma Corp.*	39,250	2,972,795
		71,941,229

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BREWERS—0.5%
The Boston Beer Co., Inc., Cl. A*	21,650	$5,390,850

BUILDING PRODUCTS—2.3%
AO Smith Corp.	135,865	7,248,398
Fortune Brands Home & Security, Inc.	172,450	7,458,462
Lennox International, Inc.	109,250	9,714,510
		24,421,370
CABLE & SATELLITE—0.6%
AMC Networks, Inc.*	110,950	6,729,117

COMMODITY CHEMICALS—0.8%
Calgon Carbon Corp.*	389,150	8,183,824

COMMUNICATIONS EQUIPMENT—1.7%
ARRIS Group, Inc.*	325,350	9,767,007
CommScope Holding Co., Inc.*	372,000	8,012,880
		17,779,887
CONSTRUCTION & ENGINEERING—0.8%
MasTec, Inc.*	297,450	8,518,968

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.0%
Allison Transmission Holdings, Inc.	332,500	10,799,600
Wabtec Corp.	123,550	10,662,365
		21,461,965
CONSTRUCTION MATERIALS—1.6%
Eagle Materials, Inc.	79,200	6,924,456
Martin Marietta Materials, Inc.	87,900	10,277,268
		17,201,724
DATA PROCESSING & OUTSOURCED SERVICES—3.2%
Broadridge Financial Solutions	172,450	7,575,728
MAXIMUS, Inc.	140,650	6,815,899
Total System Services, Inc.	272,850	9,219,602
WEX, Inc.*	95,152	10,805,461
		34,416,690
DISTRIBUTORS—0.9%
LKQ Corp.*	319,400	9,125,258

DIVERSIFIED METALS & MINING—0.3%
US Silica Holdings, Inc.	81,700	3,668,330

EDUCATION SERVICES—1.1%
Grand Canyon Education, Inc.*	244,615	11,717,059

ELECTRICAL COMPONENTS & EQUIPMENT—1.7%
Acuity Brands, Inc.	76,800	10,708,224
Hubbell, Inc., Cl. B	65,200	7,394,332
		18,102,556
ELECTRONIC EQUIPMENT MANUFACTURERS—1.1%
FEI Co.	133,300	11,234,524

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ENVIRONMENTAL & FACILITIES SERVICES—1.1%
Waste Connections, Inc.	231,575	$11,555,593

FOOD DISTRIBUTORS—0.7%
United Natural Foods, Inc.*	106,950	7,274,739

HEALTH CARE EQUIPMENT—2.3%
Insulet Corp.*	313,400	13,529,478
Wright Medical Group, Inc.*	330,600	10,453,572
		23,983,050
HEALTH CARE FACILITIES—2.6%
Healthsouth Corp.	246,100	9,925,213
Tenet Healthcare Corporation*	152,400	8,542,020
Universal Health Services, Inc., Cl. B	84,350	8,747,939
		27,215,172
HEALTH CARE SERVICES—0.5%
Air Methods Corp.*	113,000	5,336,990

HEALTH CARE SUPPLIES—1.4%
Align Technology, Inc.*	212,700	11,192,274
Endologix, Inc.*	286,700	3,268,380
		14,460,654
HEALTH CARE TECHNOLOGY—1.2%
athenahealth, Inc.*	54,550	6,682,375
HMS Holdings Corp.*	247,050	5,738,971
		12,421,346
HOME FURNISHING RETAIL—0.8%
Williams-Sonoma, Inc.	131,462	8,548,974

HOUSEWARES & SPECIALTIES—1.2%
Jarden Corp.*	196,000	12,757,640

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
Robert Half International, Inc.	181,950	9,967,221

INDUSTRIAL MACHINERY—2.7%
Donaldson Co., Inc.	184,800	7,683,984
Graco, Inc.	108,000	8,478,000
Nordson Corp.	82,000	6,277,100
Watts Water Technologies, Inc.	95,000	5,759,850
		28,198,934
INSURANCE BROKERS—0.7%
Arthur J Gallagher & Co.	149,500	7,131,150

INTERNET SOFTWARE & SERVICES—2.5%
Cornerstone OnDemand, Inc.*	146,000	5,295,420
DealerTrack Holdings, Inc.*	191,050	8,988,902
Demandware, Inc.*	118,350	7,095,083
GrubHub, Inc.*	155,300	5,646,708
		27,026,113

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—1.0%
Evercore Partners, Inc., Cl. A	87,100	$4,509,167
LPL Financial Holdings, Inc.	147,150	6,090,538
		10,599,705
IT CONSULTING & OTHER SERVICES—1.4%
Gartner, Inc.*	108,900	8,789,319
Unisys Corp.*	227,100	5,822,844
		14,612,163
LEISURE FACILITIES—0.8%
Six Flags Entertainment Corp.	213,100	8,587,930

LEISURE PRODUCTS—1.6%
Brunswick Corp.	203,400	9,519,120
Polaris Industries, Inc.	52,750	7,957,865
		17,476,985
LIFE & HEALTH INSURANCE—0.6%
Symetra Financial Corp.	284,150	6,734,355

MANAGED HEALTH CARE—1.6%
Molina Healthcare, Inc.*	205,650	10,002,816
WellCare Health Plans, Inc.*	106,750	7,245,123
		17,247,939
OFFICE SERVICES & SUPPLIES—0.8%
Herman Miller, Inc.	258,600	8,275,200

OIL & GAS EQUIPMENT & SERVICES—0.5%
Oceaneering International, Inc.	77,200	5,424,844

OIL & GAS EXPLORATION & PRODUCTION—2.4%
Northern Oil and Gas, Inc.*	401,350	4,535,255
Parsley Energy, Inc., Cl. A*	441,000	7,483,770
Rice Energy, Inc.*	193,550	5,115,527
Whiting Petroleum Corp.*	142,100	8,702,204
		25,836,756
OIL & GAS STORAGE & TRANSPORTATION—1.3%
Cheniere Energy Partners LP Holdings LLC	300,000	7,248,000
Targa Resources Corp.	49,900	6,418,637
		13,666,637
PACKAGED FOODS & MEATS—1.7%
B&G Foods, Inc.	249,300	7,344,378
Hain Celestial Group, Inc.*	96,350	10,429,887
		17,774,265
PAPER PACKAGING—1.8%
Graphic Packaging Holding Co.*	834,500	10,122,485
Packaging Corp., of America	118,750	8,559,500
		18,681,985
PHARMACEUTICALS—2.7%
Jazz Pharmaceuticals PLC.*	57,850	9,767,394

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—(CONT.)
Pacira Pharmaceuticals, Inc.*	115,100	$10,683,582
Salix Pharmaceuticals Ltd.*	59,300	8,530,305
		28,981,281
RAILROADS—0.9%
Genesee & Wyoming, Inc., Cl. A*	104,500	10,052,900

REAL ESTATE SERVICES—1.0%
Jones Lang LaSalle, Inc.	80,085	10,828,293

REGIONAL BANKS—1.6%
Investors Bancorp, Inc.	600,650	6,456,988
Signature Bank*	87,400	10,586,762
		17,043,750
RESEARCH & CONSULTING SERVICES—0.6%
CoStar Group, Inc.*	42,650	6,870,488

RESTAURANTS—0.7%
Dunkin’ Brands Group, Inc.	161,103	7,326,964

SEMICONDUCTOR EQUIPMENT—1.5%
Lam Research Corp.	128,768	10,025,876
SunEdison, Inc.*	319,500	6,233,445
		16,259,321
SEMICONDUCTORS—2.4%
Microsemi Corp.*	339,150	8,841,640
Power Integrations, Inc.	101,600	5,116,576
RF Micro Devices, Inc.*	911,950	11,864,470
		25,822,686
SPECIALIZED CONSUMER SERVICES—0.8%
Service Corp. International	410,950	8,987,477

SPECIALIZED FINANCE—0.7%
CBOE Holdings, Inc.	131,800	7,768,292

SPECIALTY CHEMICALS—2.5%
Chemtura Corp.*	327,800	7,634,462
PolyOne Corp.	212,400	7,860,924
The Valspar Corp.	132,155	10,857,855
		26,353,241
SPECIALTY STORES—1.9%
Signet Jewelers Ltd.	93,900	11,268,939
Ulta Salon, Cosmetics & Fragrance, Inc.*	73,300	8,855,373
		20,124,312
SYSTEMS SOFTWARE—2.0%
Proofpoint, Inc.*	157,650	6,942,906
ServiceNow, Inc.*	106,600	7,241,338
Tableau Software, Inc., Cl. A*	89,650	7,404,194
		21,588,438

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.0%
Electronics For Imaging, Inc.*	203,400	$9,299,448
Nimble Storage, Inc.*	94,400	2,582,784
Stratasys Ltd.*	32,990	3,970,676
Super Micro Computer, Inc.*	163,400	5,222,264
		21,075,172
TRADING COMPANIES & DISTRIBUTORS—1.9%
HD Supply Holdings, Inc.*	400,250	11,543,210
United Rentals, Inc.*	75,600	8,320,536
		19,863,746
TOTAL COMMON STOCKS (Cost $822,783,397)		1,006,434,334

PREFERRED STOCKS—0.4%
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*(b)	331,607	2,032,751
Palantir Technologies, Inc., Cl. D*(c)	43,203	265,698
		2,298,449
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*(d)	49,317	2,120,631
TOTAL PREFERRED STOCKS (Cost $4,072,384)		4,419,080

MASTER LIMITED PARTNERSHIP—0.7%
INVESTMENT BANKING & BROKERAGE—0.7%
Lazard Ltd., Cl. A	136,500	6,717,165
(Cost $7,018,839)		6,717,165

REAL ESTATE INVESTMENT TRUST—2.8%
HEALTH CARE—0.6%
Omega Healthcare Investors, Inc.	150,700	5,750,712

OFFICE—0.6%
Alexandria Real Estate Equities, Inc.	80,500	6,681,500

RETAIL—0.6%
Taubman Centers, Inc.	84,050	6,392,003

SPECIALIZED—1.0%
Sovran Self Storage, Inc.	129,550	11,023,409
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $27,212,754)		29,847,624
Total Investments (Cost $861,087,374)(e)	98.5%	1,047,418,203
Other Assets in Excess of Liabilities	1.5%	16,243,478
NET ASSETS	100.0%	$1,063,661,681

*                 Non-income producing security.

(a)         Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $491,925 and an original cost of $529,084 in those securities.

(b)         Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $2,032,751 and an original cost of $2,189,744 in those securities.

(c)          Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $265,698 and an original cost of $285,262 in those securities.

(d)         Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $2,120,631 and an original cost of $1,597,378 in those securities.

(e)          At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $863,419,295, amounted to $183,998,908 which consisted of aggregate gross unrealized appreciation of $201,509,709 and aggregate gross unrealized depreciation of $17,510,801.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—95.3%
AEROSPACE & DEFENSE—1.6%
Esterline Technologies Corp.*	14,920	$1,747,281
Hexcel Corp.*	44,200	1,851,538
		3,598,819
AIRLINES—0.7%
Spirit Airlines, Inc.*	21,500	1,571,865

APPAREL ACCESSORIES & LUXURY GOODS—1.6%
G-III Apparel Group Ltd.*	27,500	2,182,125
Kate Spade & Co.*	53,600	1,454,168
		3,636,293
APPAREL RETAIL—0.9%
ANN, Inc.*	34,900	1,339,811
DSW, Inc., Cl. A	23,700	702,705
		2,042,516
APPLICATION SOFTWARE—4.7%
Aspen Technology, Inc.*	54,300	2,005,299
PTC, Inc.*	52,200	1,991,430
SS&C Technologies Holdings, Inc.*	28,200	1,362,624
Synchronoss Technologies, Inc.*	38,400	1,984,128
Tyler Technologies, Inc.*	22,600	2,529,392
Verint Systems Inc.*	14,300	822,107
		10,694,980
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
OM Asset Management PLC.*	86,100	1,288,917
WisdomTree Investments, Inc.*	121,300	1,789,175
		3,078,092
AUTO PARTS & EQUIPMENT—1.6%
American Axle & Manufacturing Holdings, Inc.*	113,300	2,190,089
Tenneco, Inc.*	28,500	1,492,260
		3,682,349
AUTOMOTIVE RETAIL—1.0%
Lithia Motors, Inc., Cl. A	28,300	2,196,646

BIOTECHNOLOGY—8.5%
ACADIA Pharmaceuticals, Inc.*	43,000	1,191,100
Arrowhead Research Corp.*	42,900	279,708
Bluebird Bio, Inc.*	23,200	974,168
Celldex Therapeutics, Inc.*	49,400	827,450
Cepheid, Inc.*	54,300	2,878,443
Foundation Medicine, Inc.*	36,200	936,856
Intercept Pharmaceuticals, Inc.*	3,700	956,043
Ironwood Pharmaceuticals, Inc.*	157,400	2,206,748
Isis Pharmaceuticals, Inc.*	27,000	1,243,620
Neuralstem, Inc.*	148,700	408,925
Neurocrine Biosciences, Inc.*	46,600	863,032

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
NPS Pharmaceuticals, Inc.*	15,900	$435,660
Orexigen Therapeutics, Inc.*	165,450	671,727
Portola Pharmaceuticals, Inc.*	43,100	1,228,350
Puma Biotechnology, Inc.*	8,900	2,230,340
Synageva BioPharma Corp.*	13,400	1,014,916
Tekmira Pharmaceuticals Corp.*	22,100	368,628
TESARO, Inc.*	25,700	714,974
		19,430,688
BREWERS—0.7%
The Boston Beer Co., Inc., Cl. A*	6,100	1,518,900

BUILDING PRODUCTS—2.0%
AO Smith Corp.	44,800	2,390,080
NCI Building Systems, Inc.*	111,600	2,217,492
		4,607,572
COMMODITY CHEMICALS—0.8%
Calgon Carbon Corp.*	85,900	1,806,477

COMMUNICATIONS EQUIPMENT—1.8%
ARRIS Group, Inc.*	76,100	2,284,522
CalAmp Corp.*	89,500	1,725,560
		4,010,082
CONSTRUCTION & ENGINEERING—1.0%
MasTec, Inc.*	76,900	2,202,416

CONSTRUCTION MATERIALS—0.6%
Eagle Materials, Inc.	16,900	1,477,567

CONSUMER FINANCE—1.0%
PRA Group, Inc.*	36,700	2,321,275

DATA PROCESSING & OUTSOURCED SERVICES—2.7%
Blackhawk Network Holdings, Inc.*	32,300	1,116,288
Euronet Worldwide, Inc.*	12,000	644,040
MAXIMUS, Inc.	33,200	1,608,872
WEX, Inc.*	23,875	2,711,245
		6,080,445
DISTRIBUTORS—0.7%
Pool Corp.	27,000	1,611,900

DIVERSIFIED METALS & MINING—0.5%
US Silica Holdings, Inc.	22,900	1,028,210

EDUCATION SERVICES—1.2%
Grand Canyon Education, Inc.*	57,900	2,773,410

ELECTRONIC COMPONENTS—0.9%
Belden, Inc.	29,900	2,128,581

ELECTRONIC EQUIPMENT MANUFACTURERS—1.5%
Cognex Corp.*	28,300	1,119,548

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRONIC EQUIPMENT MANUFACTURERS—(CONT.)
FEI Co.	28,400	$2,393,552
		3,513,100
ENVIRONMENTAL & FACILITIES SERVICES—0.5%
US Ecology, Inc.	24,100	1,211,748

FOOD DISTRIBUTORS—0.8%
United Natural Foods, Inc.*	25,500	1,734,510

FOOD RETAIL—0.7%
Smart & Final Stores, Inc.*	101,000	1,489,750

FOOTWEAR—0.7%
Skechers U.S.A. Inc., Cl. A*	30,700	1,680,825

GENERAL MERCHANDISE STORES—1.0%
Burlington Stores, Inc.*	53,500	2,243,790

HEALTH CARE EQUIPMENT—2.8%
DBV Technologies SA#*	40,800	1,030,608
Insulet Corp.*	69,800	3,013,266
Wright Medical Group, Inc.*	77,000	2,434,740
		6,478,614
HEALTH CARE FACILITIES—2.3%
Acadia Healthcare Co., Inc.*	45,400	2,817,070
Healthsouth Corp.	60,300	2,431,899
		5,248,969
HEALTH CARE SERVICES—2.3%
Air Methods Corp.*	36,500	1,723,895
IPC The Hospitalist Co., Inc.*	39,800	1,658,068
Team Health Holdings, Inc.*	28,800	1,801,152
		5,183,115
HEALTH CARE SUPPLIES—1.5%
Align Technology, Inc.*	42,500	2,236,350
Endologix, Inc.*	73,200	834,480
OraSure Technologies, Inc.*	50,500	451,975
		3,522,805
HEALTH CARE TECHNOLOGY—1.1%
athenahealth, Inc.*	9,700	1,188,250
HMS Holdings Corp.*	57,150	1,327,594
		2,515,844
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
On Assignment, Inc.*	56,200	1,635,420

INDUSTRIAL MACHINERY—3.2%
Actuant Corp., Cl. A	47,440	1,503,374
Middleby Corp.*	16,150	1,429,275
Rexnord Corp.*	72,800	2,151,240
The ExOne Co.*	31,950	785,011

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—(CONT.)
Watts Water Technologies, Inc.	23,950	$1,452,089
		7,320,989
INTERNET SOFTWARE & SERVICES—4.5%
Cornerstone OnDemand, Inc.*	37,900	1,374,633
DealerTrack Holdings, Inc.*	50,150	2,359,558
Demandware, Inc.*	24,600	1,474,770
GrubHub, Inc.*	40,400	1,468,944
Shutterstock Inc*	12,500	972,000
SPS Commerce, Inc.*	28,400	1,655,720
WebMD Health Corp.*	25,200	1,075,536
		10,381,161
INVESTMENT BANKING & BROKERAGE—0.6%
Evercore Partners, Inc., Cl. A	28,200	1,459,914

IT CONSULTING & OTHER SERVICES—1.5%
InterXion Holding NV*	73,500	2,009,490
Unisys Corp.*	55,200	1,415,328
		3,424,818
LEISURE FACILITIES—0.8%
Six Flags Entertainment Corp.	42,650	1,718,795

LEISURE PRODUCTS—1.0%
Brunswick Corp.	51,111	2,391,995

LIFE & HEALTH INSURANCE—0.8%
American Equity Investment Life Holding Co.	67,800	1,749,918

LIFE SCIENCES TOOLS & SERVICES—1.1%
ICON PLC.#*	45,900	2,414,799

MANAGED HEALTH CARE—2.1%
HealthEquity, Inc.*	44,000	897,600
Molina Healthcare, Inc.*	57,500	2,796,800
WellCare Health Plans, Inc.*	17,900	1,214,873
		4,909,273
MOVIES & ENTERTAINMENT—0.7%
Rentrak Corp.*	22,100	1,698,827

OFFICE SERVICES & SUPPLIES—0.9%
Herman Miller, Inc.	65,700	2,102,400

OIL & GAS EXPLORATION & PRODUCTION—3.2%
Kodiak Oil & Gas Corp.*	143,600	1,549,444
Parsley Energy, Inc., Cl. A*	117,500	1,993,975
PDC Energy, Inc.*	42,000	1,836,240
Rosetta Resources, Inc.*	51,750	1,968,052
		7,347,711
PACKAGED FOODS & MEATS—1.9%
B&G Foods, Inc.	53,800	1,584,948

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PACKAGED FOODS & MEATS—(CONT.)
Hain Celestial Group, Inc.*	24,920	$2,697,590
		4,282,538
PAPER PACKAGING—1.0%
Graphic Packaging Holding Co.*	192,900	2,339,877

PHARMACEUTICALS—1.3%
Horizon Pharma PLC.*	63,000	815,220
Pacira Pharmaceuticals, Inc.*	23,500	2,181,270
		2,996,490
REGIONAL BANKS—1.6%
Bank of the Ozarks, Inc.	19,400	683,656
Investors Bancorp, Inc.	148,400	1,595,300
ViewPoint Financial Group, Inc.	53,800	1,467,126
		3,746,082
RENEWABLE ELECTRICITY—0.5%
TerraForm Power, Inc., Cl. A*	37,300	1,061,558

RESTAURANTS—2.7%
Fiesta Restaurant Group, Inc.*	43,000	2,371,450
Papa John’s International, Inc.	41,799	1,954,521
Popeyes Louisiana Kitchen, Inc.*	41,300	1,914,255
		6,240,226
SEMICONDUCTORS—5.0%
Cavium Networks, Inc.*	24,300	1,246,833
Fairchild Semiconductor International, Inc.*	78,600	1,206,510
Intersil Corp.	90,900	1,208,061
Microsemi Corp.*	83,197	2,168,946
Monolithic Power Systems, Inc.	21,400	945,666
Power Integrations, Inc.	34,400	1,732,384
RF Micro Devices, Inc.*	225,000	2,927,250
		11,435,650
SPECIALIZED CONSUMER SERVICES—0.5%
Sotheby’s	30,300	1,201,698

SPECIALTY CHEMICALS—2.6%
Chemtura Corp.*	80,200	1,867,858
Cytec Industries, Inc.	37,600	1,753,288
PolyOne Corp.	62,400	2,309,424
		5,930,570
SPECIALTY STORES—0.4%
Five Below, Inc.*	25,400	1,012,698

SYSTEMS SOFTWARE—2.0%
Barracuda Networks, Inc.*	21,900	704,085
FleetMatics Group PLC.*	52,000	1,931,280
Proofpoint, Inc.*	45,200	1,990,608
		4,625,973

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.3%
Electronics For Imaging, Inc.*	47,986	$2,193,920
Nimble Storage, Inc.*	32,000	875,520
Super Micro Computer, Inc.*	70,100	2,240,396
		5,309,836
TRADING COMPANIES & DISTRIBUTORS—0.8%
H&E Equipment Services, Inc.	51,200	1,914,368

TRUCKING—0.6%
Swift Transportation Co.*	57,900	1,430,130

TOTAL COMMON STOCKS (Cost $185,485,410)		218,405,867

PREFERRED STOCKS—0.2%
PHARMACEUTICALS—0.2%
Tolero Pharmaceuticals, Inc.*(a),(b)	148,237	447,098
(Cost $447,098)		447,098

RIGHTS—%
BIOTECHNOLOGY—%
Neuralstem, Inc. *	77,950	—
(Cost $0)		—

REAL ESTATE INVESTMENT TRUST—3.3%
HEALTH CARE—0.6%
Sabra Health Care REIT, Inc.	50,800	1,451,356

HOTELS & RESORTS—0.6%
Pebblebrook Hotel Trust	32,946	1,403,499

OFFICE—1.1%
Dupont Fabros Technology, Inc.	82,400	2,551,928

SPECIALIZED—1.0%
Sovran Self Storage, Inc.	25,300	2,152,777
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $6,601,135)		7,559,560

Total Investments (Cost $192,533,643)(c)	98.8%	226,412,525
Other Assets in Excess of Liabilities	1.2%	2,760,280
NET ASSETS	100.0%	$229,172,805

*                 Non-income producing security.

#                 American Depositary Receipts.

(a)         Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $447,098 and an original cost of $447,098 in those securities.

(b)         Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

(c)          At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $193,432,850, amounted to $32,979,675 which consisted of aggregate gross unrealized appreciation of $39,511,001 and aggregate gross unrealized depreciation of $6,531,326.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH OPPORTUNITIES FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—94.1%
ADVERTISING—0.8%
Lamar Advertising Co., Cl. A	2,420	$124,993

AEROSPACE & DEFENSE—1.5%
Esterline Technologies Corp.*	800	93,688
Hexcel Corp.*	3,215	134,676
		228,364
AIRLINES—0.7%
Alaska Air Group, Inc.	2,075	110,452

APPAREL ACCESSORIES & LUXURY GOODS—1.5%
Hanesbrands, Inc.	1,330	140,461
Kate Spade & Co.*	3,590	97,397
		237,858
APPLICATION SOFTWARE—3.7%
Aspen Technology, Inc.*	3,855	142,365
PTC, Inc.*	3,150	120,173
Synchronoss Technologies, Inc.*	2,755	142,351
Tyler Technologies, Inc.*	1,570	175,714
		580,603
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
WisdomTree Investments, Inc.*	5,645	83,264

AUTO PARTS & EQUIPMENT—2.3%
American Axle & Manufacturing Holdings, Inc.*	6,815	131,734
Tenneco, Inc.*	1,790	93,724
WABCO Holdings, Inc.*	1,395	135,845
		361,303
AUTOMOTIVE RETAIL—0.7%
Lithia Motors, Inc., Cl. A	1,490	115,654

BIOTECHNOLOGY—7.1%
Celldex Therapeutics, Inc.*	3,175	53,181
Cepheid, Inc.*	3,615	191,631
Clovis Oncology, Inc.*	605	36,094
Cubist Pharmaceuticals, Inc.*	1,455	105,182
Foundation Medicine, Inc.*	1,890	48,913
Intercept Pharmaceuticals, Inc.*	235	60,722
Ironwood Pharmaceuticals, Inc.*	9,200	128,984
Medivation, Inc.*	1,155	122,084
Neurocrine Biosciences, Inc.*	3,025	56,023
Pharmacyclics, Inc.*	985	128,710
Portola Pharmaceuticals, Inc.*	3,140	89,490
Puma Biotechnology, Inc.*	345	86,457
		1,107,471
BUILDING PRODUCTS—2.5%
AO Smith Corp.	2,305	122,972
Fortune Brands Home & Security, Inc.	2,935	126,939

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BUILDING PRODUCTS—(CONT.)
NCI Building Systems, Inc.*	7,135	$141,772
		391,683
COMMUNICATIONS EQUIPMENT—2.4%
ARRIS Group, Inc.*	4,490	134,790
CalAmp Corp.*	6,545	126,188
CommScope Holding Co., Inc.*	5,410	116,531
		377,509
CONSTRUCTION & ENGINEERING—0.7%
MasTec, Inc.*	3,755	107,543

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.2%
Allison Transmission Holdings, Inc.	5,285	171,657
Wabtec Corp.	1,935	166,990
		338,647
CONSTRUCTION MATERIALS—1.4%
Eagle Materials, Inc.	1,150	100,545
Martin Marietta Materials, Inc.	1,045	122,181
		222,726
CONSUMER FINANCE—0.8%
PRA Group, Inc.*	1,845	116,696

DATA PROCESSING & OUTSOURCED SERVICES—1.3%
MAXIMUS, Inc.	1,755	85,047
Total System Services, Inc.	3,540	119,617
		204,664
DISTRIBUTORS—0.9%
LKQ Corp.*	4,670	133,422

DIVERSIFIED BANKS—0.6%
Square 1 Financial, Inc.*	5,000	99,450

DIVERSIFIED METALS & MINING—0.5%
US Silica Holdings, Inc.	1,830	82,167

EDUCATION SERVICES—1.1%
Grand Canyon Education, Inc.*	3,575	171,243

ELECTRICAL COMPONENTS & EQUIPMENT—1.7%
Acuity Brands, Inc.	1,030	143,613
Hubbell, Inc., Cl. B	1,035	117,379
		260,992
ELECTRONIC COMPONENTS—0.8%
Belden, Inc.	1,785	127,074

ELECTRONIC EQUIPMENT MANUFACTURERS—1.0%
FEI Co.	1,890	159,289

ENVIRONMENTAL & FACILITIES SERVICES—1.1%
Waste Connections, Inc.	3,315	165,419

FOOD DISTRIBUTORS—0.7%
United Natural Foods, Inc.*	1,580	107,472

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOOD RETAIL—0.6%
Smart & Final Stores, Inc.*	6,285	$92,704

FOOTWEAR—0.6%
Skechers U.S.A. Inc., Cl. A*	1,750	95,813

GENERAL MERCHANDISE STORES—0.9%
Burlington Stores, Inc.*	3,465	145,322

HEALTH CARE EQUIPMENT—2.5%
DBV Technologies SA#*	1,465	37,006
Insulet Corp.*	4,165	179,803
Wright Medical Group, Inc.*	5,275	166,795
		383,604
HEALTH CARE FACILITIES—2.1%
Acadia Healthcare Co., Inc.*	2,905	180,255
Tenet Healthcare Corporation*	2,575	144,329
		324,584
HEALTH CARE SERVICES—1.1%
Air Methods Corp.*	1,625	76,749
IPC The Hospitalist Co., Inc.*	2,170	90,402
		167,151
HEALTH CARE SUPPLIES—1.1%
Align Technology, Inc.*	3,265	171,804

HEALTH CARE TECHNOLOGY—1.2%
athenahealth, Inc.*	740	90,650
HMS Holdings Corp.*	3,850	89,436
		180,086
HOME FURNISHING RETAIL—0.7%
Williams-Sonoma, Inc.	1,675	108,925

HOUSEWARES & SPECIALTIES—1.2%
Jarden Corp.*	2,922	190,193

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
On Assignment, Inc.*	2,700	78,570

INDUSTRIAL MACHINERY—1.8%
Nordson Corp.	1,385	106,022
The ExOne Co.*	2,170	53,317
Watts Water Technologies, Inc.	1,955	118,531
		277,870
INTERNET SOFTWARE & SERVICES—3.5%
Cornerstone OnDemand, Inc.*	2,440	88,499
DealerTrack Holdings, Inc.*	2,695	126,800
Demandware, Inc.*	1,605	96,220
Everyday Health, Inc.*	4,635	63,360
GrubHub, Inc.*	2,025	73,629
SPS Commerce, Inc.*	1,735	101,150
		549,658

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—0.8%
Gartner, Inc.*	1,555	$125,504

LEISURE FACILITIES—0.7%
Six Flags Entertainment Corp.	2,510	101,153

LEISURE PRODUCTS—1.5%
Brunswick Corp.	2,810	131,508
Polaris Industries, Inc.	670	101,076
		232,584
LIFE & HEALTH INSURANCE—0.5%
Symetra Financial Corp.	3,365	79,751

MANAGED HEALTH CARE—2.1%
HealthEquity, Inc.*	2,865	58,446
Molina Healthcare, Inc.*	3,460	168,294
WellCare Health Plans, Inc.*	1,500	101,805
		328,545
MOVIES & ENTERTAINMENT—0.7%
Rentrak Corp.*	1,450	111,462

OFFICE SERVICES & SUPPLIES—0.9%
Herman Miller, Inc.	4,365	139,680

OIL & GAS EQUIPMENT & SERVICES—0.5%
Oceaneering International, Inc.	1,145	80,459

OIL & GAS EXPLORATION & PRODUCTION—2.4%
Kodiak Oil & Gas Corp.*	6,310	68,085
Parsley Energy, Inc., Cl. A*	5,875	99,699
Rosetta Resources, Inc.*	2,585	98,307
Whiting Petroleum Corp.*	1,790	109,620
		375,711
OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy Partners LP Holdings LLC	4,290	103,646

PACKAGED FOODS & MEATS—2.3%
B&G Foods, Inc.	3,810	112,243
Hain Celestial Group, Inc.*	1,685	182,401
The WhiteWave Foods Co.*	1,800	67,014
		361,658
PAPER PACKAGING—1.3%
Graphic Packaging Holding Co.*	5,990	72,659
Packaging Corp., of America	1,735	125,059
		197,718
PHARMACEUTICALS—2.8%
Horizon Pharma PLC.*	4,205	54,413
Jazz Pharmaceuticals PLC.*	820	138,449
Pacira Pharmaceuticals, Inc.*	1,480	137,374
Salix Pharmaceuticals Ltd.*	770	110,764
		441,000

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RAILROADS—0.9%
Genesee & Wyoming, Inc., Cl. A*	1,475	$141,895

REAL ESTATE SERVICES—1.0%
Jones Lang LaSalle, Inc.	1,190	160,900

REGIONAL BANKS—1.0%
Signature Bank*	1,325	160,497

RESEARCH & CONSULTING SERVICES—0.6%
CoStar Group, Inc.*	555	89,405

RESTAURANTS—1.7%
Papa John’s International, Inc.	2,975	139,111
Popeyes Louisiana Kitchen, Inc.*	2,740	126,999
		266,110
SEMICONDUCTOR EQUIPMENT—1.6%
Lam Research Corp.	1,993	155,175
SunEdison, Inc.*	4,575	89,258
		244,433
SEMICONDUCTORS—2.3%
Microsemi Corp.*	4,470	116,533
Power Integrations, Inc.	1,780	89,641
RF Micro Devices, Inc.*	11,915	155,014
		361,188
SPECIALIZED CONSUMER SERVICES—1.0%
Service Corp. International	6,935	151,668

SPECIALIZED FINANCE—0.7%
CBOE Holdings, Inc.	1,740	102,556

SPECIALTY CHEMICALS—2.5%
Chemtura Corp.*	4,680	108,997
PolyOne Corp.	3,310	122,503
The Valspar Corp.	1,990	163,499
		394,999
SPECIALTY STORES—2.7%
Five Below, Inc.*	2,755	109,842
Signet Jewelers Ltd.	1,340	160,813
Ulta Salon, Cosmetics & Fragrance, Inc.*	1,210	146,180
		416,835
SYSTEMS SOFTWARE—1.8%
Barracuda Networks, Inc.*	1,210	38,901
FleetMatics Group PLC.*	3,620	134,447
ServiceNow, Inc.*	1,600	108,688
		282,036
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.0%
Electronics For Imaging, Inc.*	3,555	162,535
Super Micro Computer, Inc.*	4,540	145,098
		307,633

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TRADING COMPANIES & DISTRIBUTORS—0.8%
United Rentals, Inc.*	1,080	$118,865
TOTAL COMMON STOCKS (Cost $11,866,369)		14,660,133

PREFERRED STOCKS—0.4%
PHARMACEUTICALS—0.4%
Intarcia Therapeutics, Inc.*(a)	759	32,637
Tolero Pharmaceuticals, Inc.*(b),(c)	10,097	30,454
		63,091
TOTAL PREFERRED STOCKS (Cost $55,038)		63,091

MASTER LIMITED PARTNERSHIP—0.7%

INVESTMENT BANKING & BROKERAGE—0.7%
Lazard Ltd., Cl. A	2,240	110,230
(Cost $115,977)		110,230

REAL ESTATE INVESTMENT TRUST—2.9%
HEALTH CARE—0.6%
Omega Healthcare Investors, Inc.	2,255	86,051

OFFICE—0.5%
Alexandria Real Estate Equities, Inc.	1,015	84,245

RETAIL—0.8%
Tanger Factory Outlet Centers, Inc.	3,635	130,024

SPECIALIZED—1.0%
Sovran Self Storage, Inc.	1,805	153,587
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $410,353)		453,907

Total Investments (Cost $12,447,737)(d)	98.1%	15,287,361
Other Assets in Excess of Liabilities	1.9%	292,746
NET ASSETS	100.0%	$15,580,107

*                 Non-income producing security.

#                 American Depositary Receipts.

(a)         Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $32,637 and an original cost of $24,584 in those securities.

(b)         Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $30,454 and an original cost of $30,454 in those securities.

(c)          Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

(d)         At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $12,464,551, amounted to $2,822,810 which consisted of aggregate gross unrealized appreciation of $3,077,532 and aggregate gross unrealized depreciation of $254,722.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—97.4%
BIOTECHNOLOGY—30.5%
Aastrom Biosciences, Inc.*	392,000	$1,160,320
ACADIA Pharmaceuticals, Inc.*	17,250	477,825
Alexion Pharmaceuticals, Inc.*	20,100	3,846,336
Arrowhead Research Corp.*	60,300	393,156
Biogen Idec, Inc.*	21,950	7,047,706
BioMarin Pharmaceutical, Inc.*	41,450	3,419,625
Bluebird Bio, Inc.*	16,550	694,934
Celgene Corp.*	65,850	7,051,876
Celldex Therapeutics, Inc.*	58,650	982,387
Cepheid, Inc.*	23,550	1,248,385
Foundation Medicine, Inc.*	17,200	445,136
Gilead Sciences, Inc.*	121,050	13,557,600
Intercept Pharmaceuticals, Inc.*	6,550	1,692,455
Ironwood Pharmaceuticals, Inc.*	228,750	3,207,075
Medivation, Inc.*	20,150	2,129,855
Neuralstem, Inc.*	517,250	1,422,438
Neurocrine Biosciences, Inc.*	38,850	719,502
Orexigen Therapeutics, Inc.*	144,050	584,843
Pharmacyclics, Inc.*	44,250	5,782,148
Portola Pharmaceuticals, Inc.*	41,700	1,188,450
Puma Biotechnology, Inc.*	6,200	1,553,720
Synageva BioPharma Corp.*	12,100	916,454
Tekmira Pharmaceuticals Corp.*	24,400	406,992
Vascular Biogenics Ltd.*	84,000	564,480
Vertex Pharmaceuticals, Inc.*	28,550	3,215,872
		63,709,570
DRUG RETAIL—3.2%
CVS Caremark Corp.	34,500	2,960,445
Rite Aid Corp.*	724,400	3,803,100
		6,763,545
HEALTH CARE DISTRIBUTORS—1.8%
McKesson Corp.	18,100	3,681,721

HEALTH CARE EQUIPMENT—11.2%
DBV Technologies SA*	73,957	3,642,439
EnteroMedics, Inc.*	1,204,600	1,614,164
Insulet Corp.*	108,360	4,677,901
St. Jude Medical, Inc.	81,000	5,197,770
Wright Medical Group, Inc.*	94,821	2,998,240
Zimmer Holdings, Inc.	48,200	5,361,768
		23,492,282
HEALTH CARE FACILITIES—9.9%
Acadia Healthcare Co., Inc.*	47,550	2,950,477
HCA Holdings, Inc.*	153,600	10,759,680

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—(CONT.)
Healthsouth Corp.	24,150	$973,970
Tenet Healthcare Corporation*	67,000	3,755,350
Universal Health Services, Inc., Cl. B	20,600	2,136,426
		20,575,903
HEALTH CARE SERVICES—2.9%
Air Methods Corp.*	81,250	3,837,438
IPC The Hospitalist Co., Inc.*	52,900	2,203,814
		6,041,252
HEALTH CARE SUPPLIES—1.5%
Align Technology, Inc.*	50,800	2,673,096
Endologix, Inc.*	44,400	506,160
		3,179,256
HEALTH CARE TECHNOLOGY—1.1%
athenahealth, Inc.*	9,050	1,108,625
HMS Holdings Corp.*	49,200	1,142,916
		2,251,541
LIFE SCIENCES TOOLS & SERVICES—0.9%
ICON PLC.#*	17,750	933,827
Thermo Fisher Scientific, Inc.	8,600	1,011,102
		1,944,929
MANAGED HEALTH CARE—11.7%
Aetna, Inc.	61,550	5,078,490
Cigna Corp.	72,950	7,263,631
HealthEquity, Inc.*	36,300	740,520
Molina Healthcare, Inc.*	38,200	1,858,048
UnitedHealth Group, Inc.	68,300	6,489,183
WellCare Health Plans, Inc.*	43,650	2,962,526
		24,392,398
PHARMACEUTICALS—22.7%
AbbVie, Inc.	95,550	6,063,603
Actavis PLC.*	45,267	10,988,112
Allergan, Inc.	21,550	4,095,793
Dermira, Inc.*	40,000	614,800
Emmaus Life Sciences, Inc.*(a)	479,063	1,676,721
Jazz Pharmaceuticals PLC.*	13,850	2,338,434
Mallinckrodt PLC.*	33,550	3,092,639
Merck & Co., Inc.	65,250	3,780,585
Pacira Pharmaceuticals, Inc.*	14,250	1,322,685
Perrigo Co., PLC.	12,850	2,074,632
Roche Holding AG	10,100	2,978,555
Salix Pharmaceuticals Ltd.*	27,400	3,941,490

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—(CONT.)
Shire PLC#	22,450	$4,485,510
		47,453,559
TOTAL COMMON STOCKS (Cost $164,125,124)		203,485,956

PREFERRED STOCKS—2.5%
PHARMACEUTICALS—2.5%
Intarcia Therapeutics, Inc.*(b)	8,965	385,495
Tolero Pharmaceuticals, Inc.*(c),(d)	1,638,547	4,942,022
		5,327,517
TOTAL PREFERRED STOCKS (Cost $5,232,398)		5,327,517

RIGHTS—%
BIOTECHNOLOGY—%
Neuralstem, Inc. *	344,125	—

PHARMACEUTICALS—%
Emmaus Life Sciences, Inc. *(e)	320,000	—

TOTAL RIGHTS (Cost $0)		—
Total Investments (Cost $169,357,522)(f)	99.9%	208,813,473
Other Assets in Excess of Liabilities	0.1%	150,350
NET ASSETS	100.0%	$208,963,823

*                 Non-income producing security.

#                 American Depositary Receipts.

(a)         Restricted as to resale. As of the report date, the Fund held 0.8% of its net assets with a current value of $1,676,721 and an original cost of $1,356,721 in those securities.

(b)         Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $385,495 and an original cost of $290,376 in those securities.

(c)          Restricted as to resale. As of the report date, the Fund held 2.4% of its net assets with a current value of $4,942,022 and an original cost of $4,942,022 in those securities.

(d)         Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

(e)          Restricted as to resale. As of the report date, the Fund held 0% of its net assets with a current value of $0 and an original cost of $0 in those securities.

(f)           At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $172,664,290, amounted to $36,149,183 which consisted of aggregate gross unrealized appreciation of $42,371,989 and aggregate gross unrealized depreciation of $6,222,806.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH & INCOME FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—92.6%
ADVERTISING—0.6%
Choicestream, Inc.*(a),(b)	5,064	$2,887
Lamar Advertising Co., Cl. A	12,600	650,790
		653,677
AEROSPACE & DEFENSE—4.2%
General Dynamics Corp.	7,200	1,006,272
Honeywell International, Inc.	19,300	1,855,116
The Boeing Co.	11,520	1,438,963
		4,300,351
AIR FREIGHT & LOGISTICS—0.7%
United Parcel Service, Inc., Cl. B	7,300	765,843

AIRLINES—0.5%
Copa Holdings SA, Cl. A	4,000	467,680

AIRPORT SERVICES—0.7%
Macquarie Infrastructure Co., LLC	9,780	700,639

APPAREL RETAIL—0.8%
L Brands, Inc.	11,300	814,956

ASSET MANAGEMENT & CUSTODY BANKS—2.4%
Ameriprise Financial, Inc.	7,700	971,509
BlackRock, Inc.	4,400	1,500,884
		2,472,393
AUTO PARTS & EQUIPMENT—1.6%
Delphi Automotive PLC.	16,700	1,151,966
Johnson Controls, Inc.	9,700	458,325
		1,610,291
AUTOMOBILE MANUFACTURERS—0.5%
General Motors Co.	15,300	480,420

BIOTECHNOLOGY—1.9%
Amgen, Inc.	7,200	1,167,696
Gilead Sciences, Inc.*	6,800	761,600
		1,929,296
CABLE & SATELLITE—2.0%
Comcast Corporation, Cl. A	26,800	1,483,380
Time Warner Cable, Inc.	4,100	603,561
		2,086,941
CASINOS & GAMING—0.6%
Las Vegas Sands Corp.	9,500	591,470

COMMUNICATIONS EQUIPMENT—2.1%
Cisco Systems, Inc.	50,700	1,240,629
QUALCOMM, Inc.	12,100	949,971
		2,190,600
CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	8,700	482,676

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSUMER FINANCE—0.7%
Discover Financial Services	11,800	$752,604

DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Xerox Corp.	59,400	788,832

DIVERSIFIED BANKS—4.5%
JPMorgan Chase & Co.	39,561	2,392,649
Wells Fargo & Co.	40,900	2,171,381
		4,564,030
DIVERSIFIED CHEMICALS—0.8%
The Dow Chemical Co.	16,500	815,100

DRUG RETAIL—1.5%
CVS Caremark Corp.	17,900	1,535,999

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Potash Corporation of Saskatchewan, Inc.	13,800	471,546

GENERAL MERCHANDISE STORES—1.0%
Target Corp.	16,500	1,020,030

HEALTH CARE EQUIPMENT—0.7%
St. Jude Medical, Inc.	11,800	757,206

HOME IMPROVEMENT RETAIL—2.1%
The Home Depot, Inc.	21,800	2,125,936

HOTELS RESORTS & CRUISE LINES—0.9%
Royal Caribbean Cruises Ltd.	12,900	876,813

HOUSEHOLD PRODUCTS—1.6%
The Procter & Gamble Co.	18,525	1,616,677

HYPERMARKETS & SUPER CENTERS—1.1%
Wal-Mart Stores, Inc.	14,500	1,105,915

INDUSTRIAL CONGLOMERATES—2.1%
General Electric Co.	82,800	2,137,068

INDUSTRIAL MACHINERY—0.5%
Pentair PLC.	7,500	502,875

INTEGRATED OIL & GAS—4.9%
Exxon Mobil Corp.	33,000	3,191,430
Royal Dutch Shell PLC.#	25,500	1,830,645
		5,022,075
INTEGRATED TELECOMMUNICATION SERVICES—3.3%
AT&T, Inc.	30,300	1,055,652
Verizon Communications, Inc.	45,229	2,272,757
		3,328,409
INTERNET SOFTWARE & SERVICES—2.2%
Google, Inc., Cl. A*	2,005	1,138,579
Google, Inc., Cl. C*	2,005	1,120,956
		2,259,535
INVESTMENT BANKING & BROKERAGE—1.8%
Morgan Stanley	51,500	1,799,925

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—1.1%
International Business Machines Corp.	7,000	$1,150,800

LEISURE FACILITIES—0.8%
Six Flags Entertainment Corp.	21,500	866,450

LIFE & HEALTH INSURANCE—0.5%
Prudential Financial, Inc.	5,900	522,386

MANAGED HEALTH CARE—1.5%
Aetna, Inc.	9,500	783,845
UnitedHealth Group, Inc.	8,100	769,581
		1,553,426
MULTI-LINE INSURANCE—0.5%
Hartford Financial Services Group, Inc.	14,000	554,120

MULTI-UTILITIES—0.7%
Sempra Energy	6,500	715,000

OIL & GAS EQUIPMENT & SERVICES—1.1%
Halliburton Company	19,500	1,075,230

OIL & GAS EXPLORATION & PRODUCTION—1.4%
ConocoPhillips	20,300	1,464,645

OIL, GAS & CONSUMABLE FUELS—0.7%
The Williams Cos., Inc.	12,000	666,120

OTHER DIVERSIFIED FINANCIAL SERVICES—0.8%
Bank of America Corp.	48,100	825,396

PACKAGED FOODS & MEATS—0.5%
Kraft Foods Group, Inc.	9,000	507,150

PHARMACEUTICALS—9.1%
AbbVie, Inc.	22,800	1,446,888
Eli Lilly & Co.	20,300	1,346,499
Johnson & Johnson	22,900	2,468,162
Merck & Co., Inc.	26,000	1,506,440
Pfizer, Inc.	56,799	1,701,130
Roche Holding AG#	23,800	876,078
		9,345,197
RAILROADS—1.6%
CSX Corp.	45,600	1,624,728

RESTAURANTS—1.8%
Darden Restaurants, Inc.	10,300	533,334
McDonald’s Corp.	13,600	1,274,728
		1,808,062
SECURITY & ALARM SERVICES—1.1%
Tyco International Ltd.	26,400	1,133,352

SEMICONDUCTOR EQUIPMENT—0.7%
Kla-Tencor Corp.	9,700	767,755

SEMICONDUCTORS—2.5%
Avago Technologies Ltd.	10,400	897,000

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Intel Corp.	49,300	$1,676,693
		2,573,693
SOFT DRINKS—3.7%
PepsiCo, Inc.	23,900	2,298,463
The Coca-Cola Co.	36,000	1,507,680
		3,806,143
SPECIALIZED FINANCE—1.1%
CME Group, Inc.	13,350	1,118,864

SPECIALTY CHEMICALS—0.5%
Rockwood Holdings, Inc.	6,400	492,224

SYSTEMS SOFTWARE—2.8%
Microsoft Corp.	60,000	2,817,000

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.2%
Apple, Inc.	47,755	5,157,540
Seagate Technology PLC.	18,300	1,149,789
		6,307,329
TOBACCO—1.8%
Altria Group, Inc.	38,215	1,847,313

TOTAL COMMON STOCKS (Cost $68,321,070)		94,570,191

PREFERRED STOCKS—0.1%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,(b)(c)	43,672	24,893
Choicestream, Inc., Cl. B*,(b)(d)	89,234	50,863
		75,756
TOTAL PREFERRED STOCKS (Cost $88,465)		75,756

MASTER LIMITED PARTNERSHIP—2.2%
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
The Blackstone Group LP.	49,300	1,484,916

OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy Partners LP.	23,400	739,908

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,932,115)		2,224,824

REAL ESTATE INVESTMENT TRUST—2.4%
HEALTH CARE—0.9%
Health Care REIT, Inc.	13,300	945,763

OFFICE—0.6%
Digital Realty Trust, Inc.	8,400	579,516

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
RETAIL—0.9%
Simon Property Group, Inc.	5,200	$931,892

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,986,349)		2,457,171
Total Investments (Cost $72,327,999)(e)	97.3%	99,327,942
Other Assets in Excess of Liabilities	2.7%	2,786,676
NET ASSETS	100.0%	$102,114,618

(a)         Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $2,887 and an original cost of $1,469 in those securities.

(b)         Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.

*                 Non-income producing security.

#                 American Depositary Receipts.

(c)          Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $24,893 and an original cost of $34,924 in those securities.

(d)         Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $50,863 and an original cost of $53,541 in those securities.

(e)          At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $72,190,119, amounted to $27,137,823 which consisted of aggregate gross unrealized appreciation of $27,522,600 and aggregate gross unrealized depreciation of $384,777.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS

Statement of Assets and Liabilities October 31, 2014

	Alger Capital Appreciation Fund	Alger International Growth Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$1,890,488,930	$192,077,960
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	1,395,498	—
Cash and cash equivalents	44,359,708	10,157,843
Foreign cash †	—	80,102
Receivable for investment securities sold	54,537,991	2,182,716
Receivable for shares of beneficial interest sold	3,791,005	30,574
Dividends and interest receivable	964,188	324,233
Receivable from Investment Manager	—	2,892
Prepaid expenses	154,804	67,355
Total Assets	1,995,692,124	204,923,675

LIABILITIES:
Payable for investment securities purchased	49,420,397	1,903,007
Payable for shares of beneficial interest redeemed	1,164,753	256,560
Foreign capital gain tax payable	—	27,562
Accrued investment advisory fees	1,277,012	120,594
Accrued transfer agent fees	529,586	67,945
Accrued distribution fees	498,858	76,974
Accrued administrative fees	43,355	4,671
Accrued shareholder administrative fees	24,508	2,723
Accrued other expenses	176,794	125,608
Total Liabilities	53,135,263	2,585,644
NET ASSETS	$1,942,556,861	$202,338,031

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,362,047,931	207,476,112
Undistributed net investment income (accumulated loss)	342,063	(197,818)
Undistributed net realized gain (accumulated realized loss)	258,010,301	(12,992,345)
Net unrealized appreciation on investments	322,156,566	8,052,082
NET ASSETS	$1,942,556,861	$202,338,031

* Identified cost	$1,568,141,385	$184,010,607
** Identified cost	$1,586,068	$—
† Cost of foreign cash	$—	$79,592

See Notes to Financial Statements.

	Alger Capital Appreciation Fund	Alger International Growth Fund
NET ASSETS BY CLASS:
Class A	$1,389,004,823	$130,956,676
Class B	$30,381,560	$38,519,897
Class C	$236,984,835	$20,567,164
Class I	$—	$3,721,689
Class Z	$286,185,643	$8,572,605

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	60,059,260	8,565,820
Class B	1,526,001	2,866,905
Class C	11,866,806	1,539,253
Class I	—	243,724
Class Z	12,254,958	555,090

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$23.13	$15.29
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$24.41	$16.14
Class B — Net Asset Value Per Share	$19.91	$13.44
Class C — Net Asset Value Per Share	$19.97	$13.36
Class I — Net Asset Value Per Share	$—	$15.27
Class Z — Net Asset Value Per Share	$23.35	$15.44

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$195,348,188	$1,047,418,203
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	1,492,970	—
Cash and cash equivalents	5,251	19,466,498
Foreign cash †	1,724	—
Receivable for investment securities sold	13,162,636	8,648,701
Receivable for shares of beneficial interest sold	120,105	2,398,385
Dividends and interest receivable	41,573	286,485
Prepaid expenses	46,052	112,517
Total Assets	210,218,499	1,078,330,789

LIABILITIES:
Payable for investment securities purchased	6,822,467	11,650,224
Payable for shares of beneficial interest redeemed	173,815	1,348,946
Written options outstanding §	531,568	—
Accrued investment advisory fees	125,467	686,590
Accrued transfer agent fees	83,599	501,871
Accrued distribution fees	77,580	244,433
Accrued administrative fees	4,540	23,330
Accrued shareholder administrative fees	2,724	10,120
Accrued other expenses	110,731	203,594
Total Liabilities	7,932,491	14,669,108
NET ASSETS	$202,286,008	$1,063,661,681

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	234,804,920	740,123,254
Undistributed net investment income (accumulated loss)	(1,436,248)	54,600
Undistributed net realized gain (accumulated realized loss)	(40,385,942)	137,153,000
Net unrealized appreciation on investments	9,303,278	186,330,827
NET ASSETS	$202,286,008	$1,063,661,681

* Identified cost	$186,109,662	$861,087,374
** Identified cost	$1,492,970	$—
† Cost of foreign cash	$1,712	$—
§ Written options premiums received	$597,384	$—

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
NET ASSETS BY CLASS:
Class A	$142,977,410	$241,510,267
Class B	$33,377,061	$7,252,059
Class C	$25,931,537	$63,571,516
Class I	$—	$699,237,082
Class Z	$—	$52,090,757

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	13,571,539	12,497,500
Class B	3,868,022	423,883
Class C	3,031,046	3,704,244
Class I	—	35,783,567
Class Z	—	2,653,528

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$10.54	$19.32
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$11.12	$20.40
Class B — Net Asset Value Per Share	$8.63	$17.11
Class C — Net Asset Value Per Share	$8.56	$17.16
Class I — Net Asset Value Per Share	$—	$19.54
Class Z — Net Asset Value Per Share	$—	$19.63

See Notes to Financial Statements.

	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$225,965,427	$15,256,907
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	447,098	30,454
Cash and cash equivalents	2,361,316	298,933
Foreign cash †	1,811	—
Receivable for investment securities sold	1,874,111	—
Receivable for shares of beneficial interest sold	1,379,739	10,823
Dividends and interest receivable	15,436	4,310
Receivable from Investment Manager	3,623	10,416
Prepaid expenses	58,157	38,299
Total Assets	232,106,718	15,650,142

LIABILITIES:
Payable for investment securities purchased	1,651,807	—
Payable for shares of beneficial interest redeemed	888,166	12,910
Accrued investment advisory fees	149,478	10,654
Accrued transfer agent fees	77,182	7,209
Accrued distribution fees	48,328	4,023
Accrued administrative fees	5,075	345
Accrued shareholder administrative fees	2,711	176
Accrued other expenses	111,166	34,718
Total Liabilities	2,933,913	70,035
NET ASSETS	$229,172,805	$15,580,107

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	172,873,212	11,643,842
Undistributed net investment income (accumulated loss)	(2,107,277)	(144,491)
Undistributed net realized gain	24,529,308	1,241,133
Net unrealized appreciation on investments	33,877,562	2,839,623
NET ASSETS	$229,172,805	$15,580,107

* Identified cost	$192,086,545	$12,417,283
** Identified cost	$447,098	$30,454
† Cost of foreign cash	$1,798	$—

See Notes to Financial Statements.

	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund
NET ASSETS BY CLASS:
Class A	$139,496,627	$7,241,305
Class B	$8,873,797	$—
Class C	$16,118,807	$2,612,010
Class I	$—	$2,358,937
Class Z	$64,683,574	$3,367,855

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	15,572,144	628,618
Class B	1,169,873	—
Class C	2,167,142	242,152
Class I	—	200,722
Class Z	7,158,644	286,107

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$8.96	$11.52
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$9.45	$12.16
Class B — Net Asset Value Per Share	$7.59	$—
Class C — Net Asset Value Per Share	$7.44	$10.79
Class I — Net Asset Value Per Share	$—	$11.75
Class Z — Net Asset Value Per Share	$9.04	$11.77

See Notes to Financial Statements.

	Alger Health Sciences Fund	Alger Growth & Income Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$203,871,451	$99,249,299
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	4,942,022	78,643
Cash and cash equivalents	506,981	2,732,294
Receivable for shares of beneficial interest sold	304,074	227,124
Dividends and interest receivable	172,646	141,100
Prepaid expenses	33,606	46,726
Total Assets	209,830,780	102,475,186

LIABILITIES:
Payable for shares of beneficial interest redeemed	501,487	205,304
Accrued investment advisory fees	137,938	49,271
Accrued transfer agent fees	75,240	31,188
Accrued distribution fees	84,809	31,813
Accrued administrative fees	4,683	2,316
Accrued shareholder administrative fees	2,810	1,345
Accrued other expenses	59,990	39,331
Total Liabilities	866,957	360,568
NET ASSETS	$208,963,823	$102,114,618

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	128,939,781	71,604,146
Undistributed net investment income (accumulated loss)	(1,292,988)	134,327
Undistributed net realized gain	41,864,161	3,376,202
Net unrealized appreciation on investments	39,452,869	26,999,943
NET ASSETS	$208,963,823	$102,114,618

* Identified cost	$164,415,500	$72,238,066
** Identified cost	$4,942,022	$89,933

See Notes to Financial Statements.

	Alger Health Sciences Fund	Alger Growth & Income Fund
NET ASSETS BY CLASS:
Class A	$139,306,308	$73,674,203
Class B	$9,029,965	$—
Class C	$60,627,550	$19,999,092
Class Z	$—	$8,441,323

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	5,167,611	2,195,404
Class B	383,796	—
Class C	2,569,077	602,768
Class Z	—	251,424

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$26.96	$33.56
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$28.45	$35.42
Class B — Net Asset Value Per Share	$23.53	$—
Class C — Net Asset Value Per Share	$23.60	$33.18
Class Z — Net Asset Value Per Share	$—	$33.57

See Notes to Financial Statements.

THE ALGER FUNDS

Statement of Operations  For the year ended October 31, 2014

	Alger Capital Appreciation Fund	Alger International Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$19,639,547	$3,671,331
Interest	32,480	1,885
Total Income	19,672,027	3,673,216

EXPENSES:
Advisory fees — Note 3(a)	14,445,231	1,670,573
Distribution fees — Note 3(c)
Class A	3,289,473	367,914
Class B	315,825	570,797
Class C	2,158,005	204,140
Class I	—	6,927
Shareholder administrative fees — Note 3(f)	279,942	38,131
Administration fees — Note 3(b)	490,424	64,705
Custodian fees	146,332	140,973
Interest expenses	4,926	3,445
Transfer agent fees and expenses — Note 3(f)	1,303,499	198,427
Printing fees	296,045	62,500
Professional fees	96,917	74,375
Registration fees	129,548	104,298
Trustee fees — Note 3(g)	27,546	24,528
Fund accounting fees	236,694	36,076
Miscellaneous	130,803	38,909
Total Expenses	23,351,210	3,606,718
Less, expense reimbursements/waivers — Note 3(a)	—	(15,555)
Net Expenses	23,351,210	3,591,163
NET INVESTMENT INCOME (LOSS)	(3,679,183)	82,053

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	267,566,768	7,435,188
Net realized gain (loss) on foreign currency transactions	12,044	(237,763)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	16,605,714	(6,416,760)
Net realized and unrealized gain on investments, options, and foreign currency	284,184,526	780,665
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$280,505,343	$862,718

* Foreign withholding taxes	$57,042	$410,015

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$2,163,079	$8,987,981
Interest	1,052	7,247
Total Income	2,164,131	8,995,228

EXPENSES:
Advisory fees — Note 3(a)	1,682,988	8,845,246
Distribution fees — Note 3(c)
Class A	370,142	671,605
Class B	470,178	83,509
Class C	263,714	673,094
Class I	—	1,763,938
Shareholder administrative fees — Note 3(f)	36,538	132,327
Administration fees — Note 3(b)	60,897	302,351
Custodian fees	148,318	91,190
Interest expenses	2,641	5,874
Transfer agent fees and expenses — Note 3(f)	214,726	1,056,482
Printing fees	46,929	261,861
Professional fees	82,409	69,250
Registration fees	58,622	136,934
Trustee fees — Note 3(g)	24,549	26,482
Fund accounting fees	31,212	147,625
Miscellaneous	38,334	96,899
Total Expenses	3,532,197	14,364,667
NET INVESTMENT LOSS	(1,368,066)	(5,369,439)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	37,805,911	144,106,767
Net realized gain on foreign currency transactions	323	—
Net realized gain on options written	6,929,422	—
Net change in unrealized (depreciation) on investments, options and foreign currency	(17,346,004)	(56,922,888)
Net change in unrealized appreciation on written options	20,981	—
Net realized and unrealized gain on investments, options, and foreign currency	27,410,633	87,183,879
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,042,567	$81,814,440

* Foreign withholding taxes	$965	$1,750

See Notes to Financial Statements.

	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,436,040	$105,153
Interest	1,647	111
Total Income	1,437,687	105,264
EXPENSES:
Advisory fees — Note 3(a)	2,156,485	137,017
Distribution fees — Note 3(c)
Class A	416,748	19,197
Class B	115,241	—
Class C	182,852	26,286
Class I	—	6,366
Shareholder administrative fees — Note 3(f)	39,396	2,283
Administration fees — Note 3(b)	73,215	4,433
Custodian fees	62,810	34,488
Interest expenses	1,091	14
Transfer agent fees and expenses — Note 3(f)	212,159	22,098
Printing fees	72,695	3,604
Professional fees	96,490	28,217
Registration fees	76,699	54,043
Trustee fees — Note 3(g)	24,700	24,185
Fund accounting fees	38,527	5,959
Miscellaneous	37,824	4,897
Total Expenses	3,606,932	373,087
Less, expense reimbursements/waivers — Note 3(a)	(28,041)	(120,768)
Net Expenses	3,578,891	252,319
NET INVESTMENT LOSS	(2,141,204)	(147,055)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	25,093,759	1,223,236
Net realized (loss) on foreign currency transactions	(33)	—
Net change in unrealized (depreciation) on investments, options and foreign currency	(20,535,401)	(463,651)
Net realized and unrealized gain on investments, options, and foreign currency	4,558,325	759,585
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,417,121	$612,530

* Foreign withholding taxes	$1,176	$26

See Notes to Financial Statements.

	Alger Health Sciences Fund	Alger Growth & Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,449,015	$3,159,776
Interest	914	5,511
Total Income	1,449,929	3,165,287
EXPENSES:
Advisory fees — Note 3(a)	1,620,609	584,824
Distribution fees — Note 3(c)
Class A	332,043	193,901
Class B	97,006	—
Class C	575,576	186,522
Shareholder administrative fees — Note 3(f)	33,013	16,251
Administration fees — Note 3(b)	55,020	27,492
Custodian fees	50,643	31,456
Interest expenses	1,780	380
Transfer agent fees and expenses — Note 3(f)	177,092	98,470
Printing fees	34,375	21,649
Professional fees	39,598	31,095
Registration fees	47,133	71,412
Trustee fees — Note 3(g)	24,514	24,350
Fund accounting fees	27,967	15,251
Miscellaneous	19,318	10,933
Total Expenses	3,135,687	1,313,986
Less, expense reimbursements/waivers — Note 3(a)	—	(4,051)
Net Expenses	3,135,687	1,309,935
NET INVESTMENT INCOME (LOSS)	(1,685,758)	1,855,352
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	43,021,815	7,485,214
Net realized (loss) on foreign currency transactions	(46,739)	—
Net change in unrealized appreciation on investments, options and foreign currency	4,713,768	4,812,069
Net realized and unrealized gain on investments, options, and foreign currency	47,688,844	12,297,283
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,003,086	$14,152,635

* Foreign withholding taxes	$41,844	$24,249

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment income (loss)	$(3,679,183)	$6,660,046
Net realized gain on investments, options and foreign currency	267,578,812	118,163,301
Net change in unrealized appreciation on investments, options and foreign currency	16,605,714	239,346,808
Net increase in net assets resulting from operations	280,505,343	364,170,155
Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(6,936,238)
Class C	—	(208,815)
Class Z	—	(479,902)
Net realized gains:
Class A	(88,054,820)	(4,083,183)
Class B	(2,641,990)	(149,779)
Class C	(16,311,636)	(723,688)
Class Z	(13,079,771)	(199,114)
Total dividends and distributions to shareholders	(120,088,217)	(12,780,719)
Increase (decrease) from shares of beneficial interest transactions:
Class A	50,917,819	(2,908,306)
Class B	(4,847,776)	(6,663,048)
Class C	22,419,769	6,514,633
Class Z	81,018,361	112,004,656
Net increase from shares of beneficial interest transactions — Note 6(a)	149,508,173	108,947,935
Redemption Fees:
Class A	7,428	10,041
Class B	12	42
Class C	189	482
Total Redemption Fees — Note 6(b)	7,629	10,565
Total increase	309,932,928	460,347,936
Net Assets:
Beginning of period	1,632,623,933	1,172,275,997
END OF PERIOD	$1,942,556,861	$1,632,623,933
Undistributed net investment income	$342,063	$628,224

See Notes to Financial Statements.

	Alger International Growth Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment income	$82,053	$1,417,270
Net realized gain on investments, options and foreign currency	7,197,425	48,715,867
Net change in unrealized depreciation on investments, options and foreign currency	(6,416,760)	(3,350,393)
Net increase in net assets resulting from operations	862,718	46,782,744
Dividends and distributions to shareholders from:
Net investment income:
Class A	(27,014)	(1,035,817)
Class B	—	(145,921)
Class C	—	(11,406)
Class I	(1,046)	—
Class Z	—	(222,755)
Total dividends and distributions to shareholders	(28,060)	(1,415,899)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(14,951,623)	(21,932,495)
Class B	(25,725,930)	(27,035,474)
Class C	2,930,689	(2,753,490)
Class I	3,554,088	145,000
Class Z	6,551,958	(19,272,121)
Net decrease from shares of beneficial interest transactions — Note 6(a)	(27,640,818)	(70,848,580)
Redemption Fees:
Class A	2,502	459
Class B	11	33
Class C	64	20
Total Redemption Fees — Note 6(b)	2,577	512
Total decrease	(26,803,583)	(25,481,223)
Net Assets:
Beginning of period	229,141,614	254,622,837
END OF PERIOD	$202,338,031	$229,141,614
Undistributed net investment income (accumulated loss)	$(197,818)	$(147,515)

See Notes to Financial Statements.

	Alger Mid Cap Growth Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment loss	$(1,368,066)	$(1,189,913)
Net realized gain on investments, options and foreign currency	44,735,656	30,646,792
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(17,325,023)	29,606,662
Net increase in net assets resulting from operations	26,042,567	59,063,541
Increase (decrease) from shares of beneficial interest transactions:
Class A	(17,680,660)	(27,227,172)
Class B	(22,734,156)	(8,427,892)
Class C	(3,237,049)	(3,283,521)
Net decrease from shares of beneficial interest transactions — Note 6(a)	(43,651,865)	(38,938,585)
Redemption Fees:
Class A	2,773	481
Class B	22	12
Class C	129	56
Total Redemption Fees — Note 6(b)	2,924	549
Total increase (decrease)	(17,606,374)	20,125,505
Net Assets:
Beginning of period	219,892,382	199,766,877
END OF PERIOD	$202,286,008	$219,892,382
Undistributed net investment income (accumulated loss)	$(1,436,248)	$(1,385,867)

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment loss	$(5,369,439)	$(2,568,854)
Net realized gain on investments, options and foreign currency	144,106,767	165,631,125
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(56,922,888)	117,338,494
Net increase in net assets resulting from operations	81,814,440	280,400,765
Dividends and distributions to shareholders from:
Net realized gains:
Class A	(40,336,640)	(12,474,841)
Class B	(1,450,715)	(436,898)
Class C	(10,744,830)	(2,712,713)
Class I	(96,820,220)	(23,420,801)
Class Z	(7,630,440)	(2,388,454)
Total dividends and distributions to shareholders	(156,982,845)	(41,433,707)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(32,957,368)	(70,861,706)
Class B	(1,290,502)	(2,078,055)
Class C	1,650,012	(4,490,013)
Class I	51,073,780	3,504,855
Class Z	(12,367,216)	(1,136,937)
Net increase (decrease) from shares of beneficial interest transactions — Note 6(a)	6,108,706	(75,061,856)
Redemption Fees:
Class A	4,759	4,524
Class B	44	—
Class C	58	132
Total Redemption Fees — Note 6(b)	4,861	4,656
Total increase (decrease)	(69,054,838)	163,909,858
Net Assets:
Beginning of period	1,132,716,519	968,806,661
END OF PERIOD	$1,063,661,681	$1,132,716,519
Undistributed net investment income	$54,600	$805,433

See Notes to Financial Statements.

	Alger Small Cap Growth Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment loss	$(2,141,204)	$(1,336,410)
Net realized gain on investments, options and foreign currency	25,093,726	35,162,595
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(20,535,401)	35,937,941
Net increase in net assets resulting from operations	2,417,121	69,764,126
Dividends and distributions to shareholders from:
Net realized gains:
Class A	(19,755,081)	(6,624,312)
Class B	(1,683,651)	(578,410)
Class C	(2,552,862)	(758,936)
Class Z	(8,751,912)	(1,187,792)
Total dividends and distributions to shareholders	(32,743,506)	(9,149,450)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(16,903,175)	(40,557,067)
Class B	(3,177,654)	(2,872,786)
Class C	(855,002)	(1,968,809)
Class Z	(7,590,138)	40,860,760
Net decrease from shares of beneficial interest transactions — Note 6(a)	(28,525,969)	(4,537,902)
Redemption Fees:
Class A	697	1,217
Class B	7	29
Class C	2	—
Total Redemption Fees — Note 6(b)	706	1,246
Total increase (decrease)	(58,851,648)	56,078,020
Net Assets:
Beginning of period	288,024,453	231,946,433
END OF PERIOD	$229,172,805	$288,024,453
Undistributed net investment income (accumulated loss)	$(2,107,277)	$743

See Notes to Financial Statements.

	Alger Growth Opportunities Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment loss	$(147,055)	$(90,068)
Net realized gain on investments, options and foreign currency	1,223,236	2,599,751
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(463,651)	1,639,873
Net increase in net assets resulting from operations	612,530	4,149,556
Dividends and distributions to shareholders from:
Net realized gains:
Class A	(1,191,864)	(797,742)
Class C	(415,857)	(255,039)
Class I	(313,335)	(168,467)
Class Z	(474,442)	(303,230)
Total dividends and distributions to shareholders	(2,395,498)	(1,524,478)
Increase (decrease) from shares of beneficial interest transactions:
Class A	561,232	(222,735)
Class C	304,477	261,719
Class I	576,384	365,724
Class Z	485,635	210,789
Net increase from shares of beneficial interest transactions — Note 6(a)	1,927,728	615,497
Redemption Fees:
Class A	3	57
Total Redemption Fees — Note 6(b)	3	57
Total increase	144,763	3,240,632
Net Assets:
Beginning of period	15,435,344	12,194,712
END OF PERIOD	$15,580,107	$15,435,344
Undistributed net investment income (accumulated loss)	$(144,491)	$9,880

See Notes to Financial Statements.

	Alger Health Sciences Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment loss	$(1,685,758)	$(889,873)
Net realized gain on investments, options and foreign currency	42,975,076	34,758,455
Net change in unrealized appreciation on investments, options and foreign currency	4,713,768	15,940,269
Net increase in net assets resulting from operations	46,003,086	49,808,851
Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(53,908)
Net realized gains:
Class A	(21,216,446)	(13,054,291)
Class B	(1,919,094)	(1,408,391)
Class C	(10,087,145)	(6,039,286)
Total dividends and distributions to shareholders	(33,222,685)	(20,555,876)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(97,042)	(10,242,025)
Class B	(3,008,527)	(1,838,958)
Class C	935,001	(1,237,167)
Net decrease from shares of beneficial interest transactions — Note 6(a)	(2,170,568)	(13,318,150)
Redemption Fees:
Class A	298	937
Class C	9	12
Total Redemption Fees — Note 6(b)	307	949
Total increase	10,610,140	15,935,774
Net Assets:
Beginning of period	198,353,683	182,417,909
END OF PERIOD	$208,963,823	$198,353,683
Undistributed net investment income (accumulated loss)	$(1,292,988)	$—

See Notes to Financial Statements.

	Alger Growth & Income Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net investment income	$1,855,352	$1,795,820
Net realized gain on investments, options and foreign currency	7,485,214	3,306,927
Net change in unrealized appreciation on investments, options and foreign currency	4,812,069	14,179,084
Net increase in net assets resulting from operations	14,152,635	19,281,831
Dividends and distributions to shareholders from:
Net investment income:
Class A	(1,552,157)	(1,324,590)
Class C	(245,616)	(171,353)
Class Z	(83,762)	(27,743)
Total dividends and distributions to shareholders	(1,881,535)	(1,523,686)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(16,726,927)	(6,781,727)
Class C	547,618	1,128,059
Class Z	5,708,751	944,372
Net decrease from shares of beneficial interest transactions — Note 6(a)	(10,470,558)	(4,709,296)
Redemption Fees:
Class A	3,298	3,855
Class C	—	201
Total Redemption Fees — Note 6(b)	3,298	4,056
Total increase	1,803,840	13,052,905
Net Assets:
Beginning of period	100,310,778	87,257,873
END OF PERIOD	$102,114,618	$100,310,778
Undistributed net investment income	$134,327	$378,659

See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$21.18	$16.59	$14.64	$13.84	$11.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.03)	0.11	0.05	(0.03)	(0.02)
Net realized and unrealized gain on investments	3.51	4.67	1.90	1.19	2.02
Total from investment operations	3.48	4.78	1.95	1.16	2.00
Dividends from net investment income	—	(0.12)	—	—	—
Distributions from net realized gains	(1.53)	(0.07)	—	—	—
Net asset value, end of period	$23.13	$21.18	$16.59	$14.64	$13.48
Total return(ii)	17.35%	29.11%	13.32%	8.60%	17.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,389,005	$1,217,389	$952,955	$753,348	$673,841
Ratio of gross expenses to average net assets	1.24%	1.26%	1.29%	1.31%	1.32%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.24%	1.26%	1.29%	1.31%	1.32%
Ratio of net investment income (loss) to average net assets	(0.14)%	0.58%	0.30%	(0.19)%	(0.19)%
Portfolio turnover rate	147.78%	123.81%	142.32%	163.79%	211.96%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$18.58	$14.57	$12.96	$12.04	$10.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)	(0.02)	(0.07)	(0.14)	(0.12)
Net realized and unrealized gain on investments	3.03	4.10	1.68	1.06	1.82
Total from investment operations	2.86	4.08	1.61	0.92	1.70
Distributions from net realized gains	(1.53)	(0.07)	—	—	—
Net asset value, end of period	$19.91	$18.58	$14.57	$12.96	$12.04
Total return(ii)	16.37%	28.13%	12.42%	7.60%	16.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$30,382	$33,068	$31,965	$37,124	$45,294
Ratio of gross expenses to average net assets	2.03%	2.05%	2.11%	2.15%	2.20%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.03%	2.05%	2.11%	2.15%	2.20%
Ratio of net investment income (loss) to average net assets	(0.93)%	(0.15)%	(0.52)%	(1.04)%	(1.05)%
Portfolio turnover rate	147.78%	123.81%	142.32%	163.79%	211.96%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$18.62	$14.62	$13.00	$12.07	$10.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)	(0.03)	(0.07)	(0.13)	(0.11)
Net realized and unrealized gain on investments	3.05	4.12	1.69	1.06	1.82
Total from investment operations	2.88	4.09	1.62	0.93	1.71
Dividends from net investment income	—	(0.02)	—	—	—
Distributions from net realized gains	(1.53)	(0.07)	—	—	—
Net asset value, end of period	$19.97	$18.62	$14.62	$13.00	$12.07
Total return(ii)	16.44%	28.14%	12.46%	7.70%	16.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$236,985	$198,377	$149,400	$127,186	$123,194
Ratio of gross expenses to average net assets	2.00%	2.02%	2.07%	2.09%	2.09%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.00%	2.02%	2.07%	2.09%	2.09%
Ratio of net investment income (loss) to average net assets	(0.90)%	(0.20)%	(0.47)%	(0.97)%	(0.97)%
Portfolio turnover rate	147.78%	123.81%	142.32%	163.79%	211.96%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$21.31	$16.68	$14.68	$14.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.04	0.11	0.12	0.03
Net realized and unrealized gain on investments	3.53	4.76	1.88	0.13
Total from investment operations	3.57	4.87	2.00	0.16
Dividends from net investment income	—	(0.17)	—	—
Distributions from net realized gains	(1.53)	(0.07)	—	—
Net asset value, end of period	$23.35	$21.31	$16.68	$14.68
Total return(iii)	17.68%	29.58%	13.62%	1.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$286,186	$183,790	$37,956	$2,329
Ratio of gross expenses to average net assets	0.93%	0.93%	1.01%	7.14%
Ratio of expense reimbursements to average net assets	—	—	(0.04)%	(6.17)%
Ratio of net expenses to average net assets	0.93%	0.93%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.16%	0.58%	0.73%	0.25%
Portfolio turnover rate	147.78%	123.81%	142.32%	163.79%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger International Growth Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$15.27	$12.61	$11.91	$11.25	$9.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.04	0.11	0.04	0.01	0.06
Net realized and unrealized gain (loss) on investments	(0.02)	2.64	0.66	0.69	1.48
Total from investment operations	0.02	2.75	0.70	0.70	1.54
Dividends from net investment income	—	(0.09)	—	(0.04)	(0.01)
Net asset value, end of period	$15.29	$15.27	$12.61	$11.91	$11.25
Total return(ii)	0.15%	21.98%	5.88%	6.30%	15.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$130,957	$145,096	$139,693	$201,449	$180,267
Ratio of gross expenses to average net assets	1.32%	1.37%	1.33%	1.41%	1.38%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.32%	1.37%	1.33%	1.41%	1.38%
Ratio of net investment income (loss) to average net assets	0.25%	0.79%	0.32%	0.05%	0.54%
Portfolio turnover rate	97.50%	217.57%	148.66%	66.70%	61.58%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$13.51	$11.18	$10.64	$10.07	$8.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)	0.02	(0.04)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.01)	2.33	0.58	0.62	1.33
Total from investment operations	(0.07)	2.35	0.54	0.57	1.32
Dividends from net investment income	—	(0.02)	—	—	—
Net asset value, end of period	$13.44	$13.51	$11.18	$10.64	$10.07
Total return(ii)	(0.52)%	21.07%	5.08%	5.70%	15.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$38,520	$63,826	$77,408	$88,496	$107,663
Ratio of gross expenses to average net assets	2.02%	2.04%	1.97%	1.96%	2.00%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.02%	2.04%	1.97%	1.96%	2.00%
Ratio of net investment income (loss) to average net assets	(0.47)%	0.17%	(0.36)%	(0.51)%	(0.10)%
Portfolio turnover rate	97.50%	217.57%	148.66%	66.70%	61.58%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$13.44	$11.12	$10.60	$10.05	$8.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	—	(0.05)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.01)	2.33	0.57	0.62	1.34
Total from investment operations	(0.08)	2.33	0.52	0.55	1.32
Dividends from net investment income	—	(0.01)	—	—	—
Net asset value, end of period	$13.36	$13.44	$11.12	$10.60	$10.05
Total return(ii)	(0.60)%	20.94%	4.91%	5.50%	15.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$20,567	$17,786	$17,305	$21,436	$25,186
Ratio of gross expenses to average net assets	2.08%	2.15%	2.08%	2.09%	2.08%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.08%	2.15%	2.08%	2.09%	2.08%
Ratio of net investment income (loss) to average net assets	(0.49)%	0.03%	(0.47)%	(0.65)%	(0.16)%
Portfolio turnover rate	97.50%	217.57%	148.66%	66.70%	61.58%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Year ended 10/31/2014	From 5/31/2013 (commencement of operations) to 10/31/2013(i)
Net asset value, beginning of period	$15.29	$13.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.12	0.03
Net realized and unrealized gain (loss) on investments	(0.07)	1.32
Total from investment operations	0.05	1.35
Dividends from net investment income	(0.07)	—
Net asset value, end of period	$15.27	$15.29
Total return(iii)	0.31%	9.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,722	$157
Ratio of gross expenses to average net assets	1.27%	15.73%
Ratio of expense reimbursements to average net assets	(0.12)%	(14.58)%
Ratio of net expenses to average net assets	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	0.76%	0.44%
Portfolio turnover rate	97.50%	217.57%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$15.35	$12.66	$11.94	$11.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.13	0.33	0.08	0.04
Net realized and unrealized gain (loss) on investments	(0.04)	2.50	0.64	0.07
Total from investment operations	0.09	2.83	0.72	0.11
Dividends from net investment income	—	(0.14)	—	—
Net asset value, end of period	$15.44	$15.35	$12.66	$11.94
Total return(iii)	0.59%	22.56%	6.03%	0.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,573	$2,277	$20,217	$20,832
Ratio of gross expenses to average net assets	1.04%	1.12%	0.96%	1.01%
Ratio of expense reimbursements to average net assets	(0.15)%	(0.13)%	—	(0.02)%
Ratio of net expenses to average net assets	0.89%	0.99%	0.96%	0.99%
Ratio of net investment income (loss) to average net assets	0.82%	2.50%	0.65%	0.37%
Portfolio turnover rate	97.50%	217.57%	148.66%	66.70%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$9.38	$7.05	$6.51	$6.39	$5.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.04)	(0.03)	(0.02)	(0.06)	(0.01)
Net realized and unrealized gain on investments	1.20	2.36	0.56	0.18	1.16
Total from investment operations	1.16	2.33	0.54	0.12	1.15
Net asset value, end of period	$10.54	$9.38	$7.05	$6.51	$6.39
Total return(ii)	12.37%	33.05%	8.29%	1.90%	21.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$142,977	$143,231	$131,454	$165,315	$210,641
Ratio of gross expenses to average net assets	1.35%	1.39%	1.40%	1.38%	1.38%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.35%	1.39%	1.40%	1.38%	1.38%
Ratio of net investment income (loss) to average net assets	(0.38)%	(0.31)%	(0.25)%	(0.89)%	(0.21)%
Portfolio turnover rate	194.81%	156.98%	234.91%	245.44%	195.64%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$7.73	$5.86	$5.46	$5.39	$4.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.07)	(0.05)	(0.09)	(0.05)
Net realized and unrealized gain on investments	0.99	1.94	0.45	0.16	0.98
Total from investment operations	0.90	1.87	0.40	0.07	0.93
Net asset value, end of period	$8.63	$7.73	$5.86	$5.46	$5.39
Total return(ii)	11.64%	31.91%	7.33%	1.30%	20.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$33,377	$50,341	$45,501	$48,334	$63,782
Ratio of gross expenses to average net assets	2.04%	2.10%	2.08%	2.11%	2.12%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.04%	2.10%	2.08%	2.11%	2.12%
Ratio of net investment income (loss) to average net assets	(1.05)%	(1.02)%	(0.92)%	(1.61)%	(0.97)%
Portfolio turnover rate	194.81%	156.98%	234.91%	245.44%	195.64%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$7.68	$5.82	$5.43	$5.37	$4.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.08)	(0.06)	(0.10)	(0.05)
Net realized and unrealized gain on investments	0.98	1.94	0.45	0.16	0.98
Total from investment operations	0.88	1.86	0.39	0.06	0.93
Net asset value, end of period	$8.56	$7.68	$5.82	$5.43	$5.37
Total return(ii)	11.46%	31.96%	7.18%	1.10%	20.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,932	$26,320	$22,812	$26,731	$33,788
Ratio of gross expenses to average net assets	2.16%	2.21%	2.22%	2.20%	2.20%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.16%	2.21%	2.22%	2.20%	2.20%
Ratio of net investment income (loss) to average net assets	(1.19)%	(1.13)%	(1.06)%	(1.71)%	(1.04)%
Portfolio turnover rate	194.81%	156.98%	234.91%	245.44%	195.64%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$20.89	$16.72	$15.22	$14.48	$11.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.03)	(0.09)	(0.16)	(0.12)
Net realized and unrealized gain on investments	1.53	4.92	1.59	0.90	3.03
Total from investment operations	1.44	4.89	1.50	0.74	2.91
Distributions from net realized gains	(3.01)	(0.72)	—	—	—
Net asset value, end of period	$19.32	$20.89	$16.72	$15.22	$14.48
Total return(ii)	7.68%	30.39%	9.86%	5.10%	25.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$241,510	$294,846	$299,934	$377,947	$586,359
Ratio of gross expenses to average net assets	1.27%	1.29%	1.29%	1.37%	1.32%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.27%	1.29%	1.29%	1.37%	1.32%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.19)%	(0.54)%	(0.99)%	(0.90)%
Portfolio turnover rate	91.59%	95.67%	81.09%	64.83%	58.80%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$18.96	$15.36	$14.09	$13.50	$10.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)	(0.16)	(0.20)	(0.26)	(0.21)
Net realized and unrealized gain on investments	1.37	4.48	1.47	0.85	2.83
Total from investment operations	1.16	4.32	1.27	0.59	2.62
Distributions from net realized gains	(3.01)	(0.72)	—	—	—
Net asset value, end of period	$17.11	$18.96	$15.36	$14.09	$13.50
Total return(ii)	6.87%	29.33%	9.01%	4.40%	24.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,252	$9,413	$9,448	$10,998	$11,650
Ratio of gross expenses to average net assets	2.06%	2.07%	2.10%	2.12%	2.16%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.06%	2.07%	2.10%	2.12%	2.16%
Ratio of net investment income (loss) to average net assets	(1.24)%	(0.97)%	(1.34)%	(1.73)%	(1.74)%
Portfolio turnover rate	91.59%	95.67%	81.09%	64.83%	58.80%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$19.00	$15.39	$14.12	$13.53	$10.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)	(0.16)	(0.20)	(0.25)	(0.21)
Net realized and unrealized gain on investments	1.38	4.49	1.47	0.84	2.84
Total from investment operations	1.17	4.33	1.27	0.59	2.63
Distributions from net realized gains	(3.01)	(0.72)	—	—	—
Net asset value, end of period	$17.16	$19.00	$15.39	$14.12	$13.53
Total return(ii)	6.92%	29.34%	9.00%	4.40%	24.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$63,572	$68,161	$59,063	$64,597	$68,916
Ratio of gross expenses to average net assets	2.03%	2.06%	2.09%	2.10%	2.13%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.03%	2.06%	2.09%	2.10%	2.13%
Ratio of net investment income (loss) to average net assets	(1.21)%	(0.96)%	(1.33)%	(1.70)%	(1.71)%
Portfolio turnover rate	91.59%	95.67%	81.09%	64.83%	58.80%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$21.09	$16.88	$15.35	$14.57	$11.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.09)	(0.04)	(0.08)	(0.13)	(0.10)
Net realized and unrealized gain on investments	1.55	4.97	1.61	0.91	3.04
Total from investment operations	1.46	4.93	1.53	0.78	2.94
Distributions from net realized gains	(3.01)	(0.72)	—	—	—
Net asset value, end of period	$19.54	$21.09	$16.88	$15.35	$14.57
Total return(ii)	7.70%	30.34%	10.00%	5.40%	25.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$699,237	$692,445	$545,397	$420,089	$192,291
Ratio of gross expenses to average net assets	1.27%	1.31%	1.23%	1.21%	1.20%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.27%	1.31%	1.23%	1.21%	1.20%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.22)%	(0.45)%	(0.79)%	(0.78)%
Portfolio turnover rate	91.59%	95.67%	81.09%	64.83%	58.80%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$21.11	$16.84	$15.28	$15.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	0.02	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	1.55	4.97	1.58	(0.51)
Total from investment operations	1.53	4.99	1.56	(0.58)
Distributions from net realized gains	(3.01)	(0.72)	—	—
Net asset value, end of period	$19.63	$21.11	$16.84	$15.28
Total return(iii)	8.07%	30.78%	10.21%	(3.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$52,091	$67,852	$54,965	$24,124
Ratio of gross expenses to average net assets	0.95%	0.96%	0.97%	1.06%
Ratio of expense reimbursements to average net assets	—	—	—	(0.07)%
Ratio of net expenses to average net assets	0.95%	0.96%	0.97%	0.99%
Ratio of net investment income (loss) to average net assets	(0.13)%	0.13%	(0.14)%	(0.51)%
Portfolio turnover rate	91.59%	95.67%	81.09%	64.83%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$9.97	$7.79	$7.12	$6.70	$5.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.04)	(0.05)	(0.09)	(0.06)
Net realized and unrealized gain on investments	0.19	2.53	0.72	0.51	1.49
Total from investment operations	0.12	2.49	0.67	0.42	1.43
Distributions from net realized gains	(1.13)	(0.31)	—	—	—
Net asset value, end of period	$8.96	$9.97	$7.79	$7.12	$6.70
Total return(ii)	1.30%	33.15%	9.41%	6.30%	27.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$139,497	$175,214	$172,202	$194,799	$298,103
Ratio of gross expenses to average net assets	1.35%	1.38%	1.40%	1.43%	1.40%
Ratio of expense reimbursements to average net assets	—	(0.02)%	—	(0.01)%	—
Ratio of net expenses to average net assets	1.35%	1.36%	1.40%	1.42%	1.40%
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.49)%	(0.71)%	(1.18)%	(1.07)%
Portfolio turnover rate	88.98%	93.97%	72.59%	67.37%	48.45%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$8.67	$6.86	$6.27	$5.95	$4.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.09)	(0.10)	(0.13)	(0.10)
Net realized and unrealized gain on investments	0.17	2.21	0.69	0.45	1.34
Total from investment operations	0.05	2.12	0.59	0.32	1.24
Distributions from net realized gains	(1.13)	(0.31)	—	—	—
Net asset value, end of period	$7.59	$8.67	$6.86	$6.27	$5.95
Total return(ii)	0.61%	32.21%	9.41%	5.40%	26.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,874	$13,626	$13,389	$15,954	$22,348
Ratio of gross expenses to average net assets	2.11%	2.13%	2.16%	2.18%	2.15%
Ratio of expense reimbursements to average net assets	—	(0.02)%	—	(0.01)%	—
Ratio of net expenses to average net assets	2.11%	2.11%	2.16%	2.17%	2.15%
Ratio of net investment income (loss) to average net assets	(1.56)%	(1.24)%	(1.47)%	(1.92)%	(1.81)%
Portfolio turnover rate	88.98%	93.97%	72.59%	67.37%	48.45%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$8.52	$6.76	$6.27	$5.95	$4.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.12)	(0.10)	(0.10)	(0.13)	(0.10)
Net realized and unrealized gain on investments	0.17	2.17	0.59	0.45	1.33
Total from investment operations	0.05	2.07	0.49	0.32	1.23
Distributions from net realized gains	(1.13)	(0.31)	—	—	—
Net asset value, end of period	$7.44	$8.52	$6.76	$6.27	$5.95
Total return(ii)	0.61%	31.94%	7.81%	5.40%	26.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,119	$19,461	$17,091	$19,145	$23,386
Ratio of gross expenses to average net assets	2.15%	2.18%	2.19%	2.22%	2.25%
Ratio of expense reimbursements to average net assets	—	(0.02)%	—	0.01%	—
Ratio of net expenses to average net assets	2.15%	2.16%	2.19%	2.21%	2.25%
Ratio of net investment income (loss) to average net assets	(1.61)%	(1.31)%	(1.50)%	(1.96)%	(1.91)%
Portfolio turnover rate	88.98%	93.97%	72.59%	67.37%	48.45%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$10.01	$7.79	$7.14	$7.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.20	2.55	0.67	(0.25)
Total from investment operations	0.16	2.53	0.65	(0.29)
Distributions from net realized gains	(1.13)	(0.31)	—	—
Net asset value, end of period	$9.04	$10.01	$7.79	$7.14
Total return(iii)	1.73%	33.67%	9.10%	(3.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$64,684	$79,723	$29,264	$26,137
Ratio of gross expenses to average net assets	1.03%	1.05%	1.04%	1.13%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.06)%	(0.05)%	(0.14)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.18)%	(0.28)%	(0.72)%
Portfolio turnover rate	88.98%	93.97%	72.59%	67.37%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth Opportunities Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$12.98	$10.88	$10.82	$10.23	$7.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.11)	(0.08)	(0.09)	(0.14)	(0.11)
Net realized and unrealized gain on investments	0.60	3.55	1.03	0.73	2.40
Total from investment operations	0.49	3.47	0.94	0.59	2.29
Distributions from net realized gains	(1.95)	(1.37)	(0.88)	—	—
Net asset value, end of period	$11.52	$12.98	$10.88	$10.82	$10.23
Total return(ii)	4.23%	36.03%	9.60%	5.80%	28.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,241	$7,563	$6,464	$8,851	$8,186
Ratio of gross expenses to average net assets	2.22%	2.45%	2.60%	2.29%	2.32%
Ratio of expense reimbursements to average net assets	(0.62)%	(0.85)%	(1.04)%	(0.79)%	(0.82)%
Ratio of net expenses to average net assets	1.60%	1.60%	1.56%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.95)%	(0.69)%	(0.86)%	(1.22)%	(1.24)%
Portfolio turnover rate	91.91%	92.82%	63.81%	66.59%	64.25%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$12.34	$10.48	$10.52	$10.02	$7.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.17)	(0.15)	(0.16)	(0.22)	(0.18)
Net realized and unrealized gain on investments	0.57	3.38	1.00	0.72	2.36
Total from investment operations	0.40	3.23	0.84	0.50	2.18
Distributions from net realized gains	(1.95)	(1.37)	(0.88)	—	—
Net asset value, end of period	$10.79	$12.34	$10.48	$10.52	$10.02
Total return(ii)	3.65%	35.00%	8.90%	5.00%	27.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,612	$2,636	$1,956	$2,293	$2,304
Ratio of gross expenses to average net assets	2.99%	3.23%	3.33%	3.04%	3.16%
Ratio of expense reimbursements to average net assets	(0.74)%	(0.98)%	(1.08)%	(0.79)%	(0.91)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.60)%	(1.34)%	(1.54)%	(1.97)%	(2.00)%
Portfolio turnover rate	91.91%	92.82%	63.81%	66.59%	64.25%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$13.17	$11.00	$10.90	$10.29	$7.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.08)	(0.05)	(0.07)	(0.11)	(0.09)
Net realized and unrealized gain on investments	0.61	3.59	1.05	0.72	2.42
Total from investment operations	0.53	3.54	0.98	0.61	2.33
Distributions from net realized gains	(1.95)	(1.37)	(0.88)	—	—
Net asset value, end of period	$11.75	$13.17	$11.00	$10.90	$10.29
Total return(ii)	4.50%	36.31%	9.90%	5.90%	29.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,359	$2,034	$1,349	$2,075	$2,799
Ratio of gross expenses to average net assets	2.19%	2.43%	3.20%	2.43%	2.73%
Ratio of expense reimbursements to average net assets	(0.84)%	(1.08)%	(1.89)%	(1.18)%	(1.48)%
Ratio of net expenses to average net assets	1.35%	1.35%	1.31%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.46)%	(0.62)%	(0.96)%	(0.99)%
Portfolio turnover rate	91.91%	92.82%	63.81%	66.59%	64.25%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$13.16	$10.97	$10.85	$11.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	0.61	3.58	1.04	(0.40)
Total from investment operations	0.56	3.56	1.00	(0.46)
Distributions from net realized gains	(1.95)	(1.37)	(0.88)	—
Net asset value, end of period	$11.77	$13.16	$10.97	$10.85
Total return(iii)	4.78%	36.61%	10.15%	(4.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,368	$3,202	$2,426	$1,964
Ratio of gross expenses to average net assets	2.11%	2.38%	2.69%	37.74%
Ratio of expense reimbursements to average net assets	(1.01)%	(1.28)%	(1.59)%	(36.64)%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.20)%	(0.38)%	(0.72)%
Portfolio turnover rate	91.91%	92.82%	63.81%	66.59%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Health Sciences Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$25.35	$21.75	$19.34	$17.42	$15.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.14)	(0.05)	0.02	(0.09)	(0.10)
Net realized and unrealized gain on investments	5.89	6.11	2.39	2.01	1.76
Total from investment operations	5.75	6.06	2.41	1.92	1.66
Dividends from net investment income	—	(0.01)	—	—	—
Distributions from net realized gains	(4.14)	(2.45)	—	—	—
Net asset value, end of period	$26.96	$25.35	$21.75	$19.34	$17.42
Total return(ii)	26.29%	30.81%	12.46%	11.00%	10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$139,306	$129,870	$120,490	$148,445	$156,438
Ratio of gross expenses to average net assets	1.31%	1.35%	1.37%	1.35%	1.33%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.31%	1.35%	1.37%	1.35%	1.33%
Ratio of net investment income (loss) to average net assets	(0.59)%	(0.21)%	0.11%	(0.46)%	(0.58)%
Portfolio turnover rate	167.94%	115.08%	110.37%	63.17%	75.15%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class B
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$22.78	$19.91	$17.85	$16.21	$14.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.29)	(0.20)	(0.13)	(0.23)	(0.23)
Net realized and unrealized gain on investments	5.18	5.52	2.19	1.87	1.66
Total from investment operations	4.89	5.32	2.06	1.64	1.43
Distributions from net realized gains	(4.14)	(2.45)	—	—	—
Net asset value, end of period	$23.53	$22.78	$19.91	$17.85	$16.21
Total return(ii)	25.33%	29.82%	11.54%	10.00%	9.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,030	$11,767	$11,879	$13,878	$16,675
Ratio of gross expenses to average net assets	2.10%	2.12%	2.16%	2.16%	2.15%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.10%	2.12%	2.16%	2.16%	2.15%
Ratio of net investment income (loss) to average net assets	(1.37)%	(0.99)%	(0.68)%	(1.27)%	(1.41)%
Portfolio turnover rate	167.94%	115.08%	110.37%	63.17%	75.15%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$22.83	$19.95	$17.88	$16.23	$14.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.29)	(0.20)	(0.13)	(0.22)	(0.22)
Net realized and unrealized gain on investments	5.20	5.53	2.20	1.87	1.65
Total from investment operations	4.91	5.33	2.07	1.65	1.43
Distributions from net realized gains	(4.14)	(2.45)	—	—	—
Net asset value, end of period	$23.60	$22.83	$19.95	$17.88	$16.23
Total return(ii)	25.37%	29.81%	11.58%	10.20%	9.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$60,628	$56,717	$50,049	$59,207	$64,825
Ratio of gross expenses to average net assets	2.06%	2.10%	2.14%	2.12%	2.12%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	2.06%	2.10%	2.14%	2.12%	2.12%
Ratio of net investment income (loss) to average net assets	(1.34)%	(0.98)%	(0.67)%	(1.23)%	(1.37)%
Portfolio turnover rate	167.94%	115.08%	110.37%	63.17%	75.15%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$29.63	$24.43	$21.74	$21.38	$19.50
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.63	0.56	0.44	0.32	0.42
Net realized and unrealized gain on investments	3.92	5.11	2.60	0.69	1.86
Total from investment operations	4.55	5.67	3.04	1.01	2.28
Dividends from net investment income	(0.62)	(0.47)	(0.35)	(0.65)	(0.40)
Net asset value, end of period	$33.56	$29.63	$24.43	$21.74	$21.38
Total return(ii)	15.53%	23.45%	14.02%	4.80%	11.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$73,674	$80,832	$73,050	$41,446	$41,160
Ratio of gross expenses to average net assets	1.18%	1.19%	1.25%	1.43%	1.46%
Ratio of expense reimbursements to average net assets	—	—	—	(0.03)%	(0.09)%
Ratio of net expenses to average net assets	1.18%	1.19%	1.25%	1.40%	1.37%
Ratio of net investment income (loss) to average net assets	2.00%	2.07%	1.87%	1.49%	2.08%
Portfolio turnover rate	21.20%	29.27%	45.36%	119.61%	72.11%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$29.33	$24.22	$21.54	$21.02	$19.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.38	0.34	0.26	0.16	0.27
Net realized and unrealized gain on investments	3.89	5.08	2.58	0.68	1.83
Total from investment operations	4.27	5.42	2.84	0.84	2.10
Dividends from net investment income	(0.42)	(0.31)	(0.16)	(0.32)	(0.27)
Net asset value, end of period	$33.18	$29.33	$24.22	$21.54	$21.02
Total return(ii)	14.65%	22.53%	13.20%	4.00%	11.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,999	$17,173	$13,121	$9,806	$11,259
Ratio of gross expenses to average net assets	1.93%	1.96%	2.01%	2.16%	2.17%
Ratio of expense reimbursements to average net assets	—	—	—	(0.03)%	(0.09)%
Ratio of net expenses to average net assets	1.93%	1.96%	2.01%	2.13%	2.08%
Ratio of net investment income (loss) to average net assets	1.22%	1.27%	1.11%	0.75%	1.36%
Portfolio turnover rate	21.20%	29.27%	45.36%	119.61%	72.11%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class Z
	Year ended 10/31/2014	Year ended 10/31/2013	From 3/1/2012 (commencement of operations) to 10/31/2012(i)
Net asset value, beginning of period	$29.64	$24.43	$23.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.63	0.59	0.34
Net realized and unrealized gain on investments	4.00	5.14	0.59
Total from investment operations	4.63	5.73	0.93
Dividends from net investment income	(0.70)	(0.52)	(0.33)
Net asset value, end of period	$33.57	$29.64	$24.43
Total return(iii)	15.78%	23.74%	3.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,441	$2,306	$1,087
Ratio of gross expenses to average net assets	1.05%	1.36%	2.92%
Ratio of expense reimbursements to average net assets	(0.10)%	(0.41)%	(1.97)%
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.98%	2.18%	2.14%
Portfolio turnover rate	21.20%	29.27%	45.36%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.  The Trust qualifies as an investment company as defined in the Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in eight funds — Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund (collectively, the “Funds” or individually, each a “Fund”). The Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Fund also invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I and Z.  Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•          Level 1 — quoted prices in active markets for identical investments

•          Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•          Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value.  The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.  Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2014.

(g) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date. The Alger Growth & Income Fund declares and pays dividends from net investment income quarterly. All other Funds declare and pay dividends from net

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

investment income annually. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts from dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S., as well as New York State and New York City.  The statute of limitations on the Funds’ tax returns remains open for the tax years 2011-2014.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2014, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Fund(a)	0.810%	0.650%	0.600%	0.810%
Alger International Growth Fund(b)	0.710	0.600	—	0.710
Alger Mid Cap Growth Fund(b)	0.760	0.700	—	0.760
Alger SMid Cap Growth Fund(b)	0.810	0.750	—	0.810
Alger Small Cap Growth Fund(b)	0.810	0.750	—	0.810
Alger Growth Opportunities Fund(b)	0.850	0.750	—	0.850
Alger Health Sciences Fund(c)	0.810	0.650	—	0.810
Alger Growth & Income Fund(b)	0.585	0.550	—	0.585

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c) Tier 1 rate is paid on assets up to $500 million and Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has established expense caps for several share classes, effective through February 28, 2015, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
	A	C	I	Z	OCTOBER 31, 2014
Alger Capital Appreciation Fund	—	—	—	0.97%	$—
Alger International Growth Fund	—	—	1.15%	0.89	15,555
Alger Small Cap Growth Fund	—	—	—	0.99	28,041
Alger Growth Opportunities Fund	1.60%	2.25%	1.35	1.10	120,768
Alger Growth & Income Fund	—	—	—	0.95	4,051

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Class A shares of each Fund have adopted a distribution plan pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

(the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Alger Growth Opportunities Fund and the Alger Growth & Income Fund, reimburse Alger Inc. for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of October 31, 2014, such excess carried forward was $21,302,289, $16,078,661, $10,665,445, $330,914, $15,913,428, and $1,045,702 for Class B shares of the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund and Alger Health Sciences Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger International Growth Fund, Alger SMid Cap Growth Fund and Alger Growth Opportunities Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2014, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$9,330	$36,920
Alger International Growth Fund	3,995	148,290
Alger Mid Cap Growth Fund	2,198	60,821

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger SMid Cap Growth Fund	909	11,123
Alger Small Cap Growth Fund	3,665	28,408
Alger Growth Opportunities Fund	510	1,080
Alger Health Sciences Fund	1,218	12,549
Alger Growth & Income Fund	1,384	1,779

 (e) Brokerage Commissions: During the year ended October 31, 2014, the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund paid Alger Inc. commissions of $952,828, $4,873, $135,961, $535,833, $171,627, $7,309, $133,453 and $18,512, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board.  For the year ended October 31, 2014, Alger Management charged back to the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund, $619,467, $52,767, $71,790, $711,807, $69,319, $6,131, $79,380 and $27,410, respectively, for these services, which are included in transfer agent fees and expenses in the Statements of Operations.

(g) Trustees’ Fees: From November 1, 2013 through March 5, 2014, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $22,500 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 6, 2014, each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $24,300 which is paid, pro rata, by all U.S.-

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee receives $81 from the Fund for each audit committee meeting attended, to a maximum of $324 per annum.

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding for the year ended October 31, 2014.

During the year ended October 31, 2014, Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Health Sciences Fund and Alger Growth & Income Fund incurred interfund loan interest expense of $51, $1,846, $1,420, $5,838, 1,034, $900 and $257, respectively.  During the year ended October 31, 2014, Alger Capital Appreciation Fund and Alger SMid Cap Growth Fund earned interfund loan interest income of $1,595 and $1,021, respectively.

(i) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2014, Alger Management and its affiliates owned shares in the following Funds:

	SHARE CLASS
	A	B	C	I	Z
Alger Capital Appreciation Fund	68,879	—	—	—	75
Alger International Growth Fund	56,209	—	—	7,205	51,500
Alger Mid Cap Growth Fund	77,289	—	—	—	—
Alger SMid Cap Growth Fund	410,224	—	41,340	—	76
Alger Small Cap Growth Fund	101,274	—	—	—	158
Alger Growth Opportunities Fund	—	—	—	—	262,988
Alger Health Sciences Fund	—	—	—	—	—
Alger Growth & Income Fund	15,030	—	—	—	11,088

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government, short-term securities, purchased options and short sales, for the year ended October 31, 2014:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$2,612,815,616	$2,624,207,401
Alger International Growth Fund	221,017,762	255,597,493
Alger Mid Cap Growth Fund	424,390,869	458,879,363

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	PURCHASES	SALES
Alger SMid Cap Growth Fund	992,287,816	1,134,741,112
Alger Small Cap Growth Fund	232,804,299	292,910,108
Alger Growth Opportunities Fund	14,473,286	14,862,655
Alger Health Sciences Fund	333,043,536	360,065,006
Alger Growth & Income Fund	20,842,065	32,830,450

Written call and put options activity for the year ended October 31, 2014, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Call Options outstanding at October 31, 2013	1,161	$273,256
Call Options written	16,023	4,292,783
Call Options closed	(8,103)	(2,432,851)
Call Options expired	(3,198)	(463,939)
Call Options exercised	(4,129)	(1,350,338)
Call Options outstanding at October 31, 2014	1,754	$318,911

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Put Options outstanding at October 31, 2013	2,393	$550,033
Put Options written	47,748	9,788,012
Put Options closed	(30,800)	(6,462,742)
Put Options expired	(9,405)	(1,291,011)
Put Options exercised	(9,115)	(2,305,819)
Put Options outstanding at October 31, 2014	821	$278,473

As of October 31, 2014, Alger Mid Cap Growth Fund had portfolio securities valued at $16,476,070 segregated as collateral for written options.

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the year ended October 31, 2014, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$203,603	2.17%
Alger International Growth Fund	237,910	1.43

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Mid Cap Growth Fund	140,853	1.17
Alger SMid Cap Growth Fund	534,416	1.10
Alger Small Cap Growth Fund	97,473	1.12
Alger Growth Opportunities Fund	626	2.19
Alger Health Sciences Fund	140,297	1.54
Alger Growth & Income Fund	29,162	1.30

The highest amount borrowed during the year ended October 31, 2014, for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$20,838,054
Alger International Growth Fund	9,050,000
Alger Mid Cap Growth Fund	6,027,000
Alger SMid Cap Growth Fund	30,084,000
Alger Small Cap Growth Fund	6,925,000
Alger Growth Opportunities Fund	228,539
Alger Health Sciences Fund	2,337,000
Alger Growth & Income Fund	1,766,000

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	13,211,382	$287,181,854	14,417,997	$263,158,231
Shares converted from Class B	179,127	3,845,599	210,103	3,812,249
Shares converted from Class C	4,156	85,600	3,175	56,796
Dividends reinvested	3,572,461	73,556,971	535,392	9,021,352
Shares redeemed	(14,378,152)	(313,744,777)	(15,152,710)	(278,946,893)
Net increase (decrease)	2,588,974	$50,925,247	13,957	$(2,898,265)
Class B:
Shares sold	70,695	$1,312,564	87,183	$1,403,182
Shares converted to Class A	(206,794)	(3,845,599)	(238,749)	(3,812,249)
Dividends reinvested	125,630	2,242,491	8,560	127,374
Shares redeemed	(243,453)	(4,557,220)	(271,447)	(4,381,313)
Net decrease	(253,922)	$(4,847,764)	(414,453)	$(6,663,006)
Class C:
Shares sold	2,592,917	$48,802,255	3,249,804	$50,907,945
Shares converted to Class A	(4,787)	(85,600)	(3,599)	(56,796)
Dividends reinvested	566,504	10,140,425	37,277	555,797
Shares redeemed	(1,940,136)	(36,437,122)	(2,851,323)	(44,891,831)
Net increase	1,214,498	$22,419,958	432,159	$6,515,115
Class Z:
Shares sold	4,243,426	$95,173,015	7,462,450	$133,308,948
Dividends reinvested	528,898	10,964,045	23,727	401,231
Shares redeemed	(1,140,898)	(25,118,699)	(1,137,965)	(21,705,523)
Net increase	3,631,426	$81,018,361	6,348,212	$112,004,656

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Growth Fund
Class A:
Shares sold	1,145,285	$17,668,080	1,032,691	$14,115,362
Shares converted from Class B	121,443	1,872,316	137,674	1,863,889
Shares converted from Class C	724	11,317	1,629	21,523
Dividends reinvested	1,550	23,859	67,180	865,952
Shares redeemed	(2,208,184)	(34,524,693)	(2,809,229)	(38,798,762)
Net decrease	(939,182)	$(14,949,121)	(1,570,055)	$(21,932,036)
Class B:
Shares sold	56,629	$776,513	62,932	$766,862
Shares converted to Class A	(137,613)	(1,872,316)	(155,144)	(1,863,889)
Dividends reinvested	—	—	10,885	124,853
Shares redeemed	(1,777,215)	(24,630,116)	(2,120,096)	(26,063,267)
Net decrease	(1,858,199)	$(25,725,919)	(2,201,423)	$(27,035,441)
Class C:
Shares sold	455,059	$6,160,274	231,589	$2,762,193
Shares converted to Class A	(825)	(11,317)	(1,842)	(21,523)
Dividends reinvested	—	—	652	7,458
Shares redeemed	(238,269)	(3,218,204)	(463,528)	(5,501,598)
Net increase (decrease)	215,965	$2,930,753	(233,129)	$(2,753,470)
Class I:
Shares sold	308,627	$4,700,595	10,242	$145,000
Dividends reinvested	68	1,046	—	—
Shares redeemed	(75,213)	(1,147,553)	—	—
Net increase	233,482	$3,554,088	10,242	$145,000
Class Z:
Shares sold	816,767	$12,666,277	101,245	$1,413,487
Dividends reinvested	—	—	16,388	211,399
Shares redeemed	(409,999)	(6,114,319)	(1,565,660)	(20,897,007)
Net increase (decrease)	406,768	$6,551,958	(1,448,027)	$(19,272,121)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	1,080,502	$10,846,934	1,459,470	$11,563,927
Shares converted from Class B	195,566	1,960,843	209,207	1,694,734
Shares converted from Class C	974	9,513	2,962	23,081
Shares redeemed	(2,981,124)	(30,495,177)	(5,044,137)	(40,508,433)
Net decrease	(1,704,082)	$(17,677,887)	(3,372,498)	$(27,226,691)
Class B:
Shares sold	76,714	$644,722	194,344	$1,302,139
Shares converted to Class A	(237,860)	(1,960,843)	(252,625)	(1,694,734)
Shares redeemed	(2,480,243)	(21,418,013)	(1,202,743)	(8,035,285)
Net decrease	(2,641,389)	$(22,734,134)	(1,261,024)	$(8,427,880)
Class C:
Shares sold	267,790	$2,228,778	665,343	$4,183,352
Shares converted to Class A	(1,193)	(9,513)	(3,600)	(23,081)
Shares redeemed	(664,280)	(5,456,185)	(1,153,813)	(7,443,736)
Net decrease	(397,683)	$(3,236,920)	(492,070)	$(3,283,465)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Growth Fund
Class A:
Shares sold	2,339,099	$44,560,299	3,419,674	$61,815,669
Shares converted from Class B	20,764	399,718	12,865	235,617
Shares converted from Class C	88	1,625	350	6,169
Dividends reinvested	2,093,976	38,298,826	578,607	9,604,876
Shares redeemed	(6,072,094)	(116,213,077)	(7,830,761)	(142,519,513)
Net decrease	(1,618,167)	$(32,952,609)	(3,819,265)	$(70,857,182)
Class B:
Shares sold	17,208	$280,665	6,521	$98,923
Shares converted to Class A	(23,321)	(399,713)	(14,103)	(235,617)
Dividends reinvested	68,350	1,114,787	20,756	314,867
Shares redeemed	(134,871)	(2,286,197)	(131,821)	(2,256,228)
Net decrease	(72,634)	$(1,290,458)	(118,647)	$(2,078,055)
Class C:
Shares sold	387,335	$6,555,383	1,060,774	$16,895,485
Shares converted to Class A	(98)	(1,625)	(381)	(6,169)
Dividends reinvested	519,801	8,498,750	136,404	2,073,346
Shares redeemed	(789,453)	(13,402,438)	(1,447,913)	(23,452,543)
Net increase (decrease)	117,585	$1,650,070	(251,116)	$(4,489,881)
Class I:
Shares sold	10,609,972	$204,542,125	11,427,016	$213,094,189
Dividends reinvested	5,182,532	95,876,850	1,333,453	22,348,679
Shares redeemed	(12,847,289)	(249,345,195)	(12,235,828)	(231,938,013)
Net increase	2,945,215	$51,073,780	524,641	$3,504,855
Class Z:
Shares sold	1,146,769	$22,314,309	1,046,522	$19,502,611
Dividends reinvested	185,120	3,430,278	66,093	1,105,737
Shares redeemed	(1,892,258)	(38,111,803)	(1,162,653)	(21,745,285)
Net decrease	(560,369)	$(12,367,216)	(50,038)	$(1,136,937)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	4,323,172	$39,318,507	2,841,788	$24,220,610
Shares converted from Class B	149,736	1,359,595	138,756	1,179,925
Shares converted from Class C	—	—	20	161
Dividends reinvested	2,022,570	18,041,321	768,506	5,971,291
Shares redeemed	(8,505,233)	(75,621,901)	(8,278,244)	(71,927,837)
Net decrease	(2,009,755)	$(16,902,478)	(4,529,174)	$(40,555,850)
Class B:
Shares sold	134,678	$1,013,908	38,726	$293,518
Shares converted to Class A	(175,477)	(1,359,595)	(158,614)	(1,179,925)
Dividends reinvested	207,372	1,576,026	81,269	552,632
Shares redeemed	(568,599)	(4,407,986)	(340,242)	(2,538,982)
Net decrease	(402,026)	$(3,177,647)	(378,861)	$(2,872,757)
Class C:
Shares sold	193,166	$1,462,988	507,490	$3,546,611
Shares converted to Class A	—	—	(23)	(161)
Dividends reinvested	275,016	2,051,622	86,421	578,154
Shares redeemed	(583,964)	(4,369,610)	(839,940)	(6,093,413)
Net decrease	(115,782)	$(855,000)	(246,052)	$(1,968,809)
Class Z:
Shares sold	1,824,706	$16,462,273	5,489,917	$52,554,165
Dividends reinvested	953,204	8,550,243	144,579	1,124,825
Shares redeemed	(3,584,524)	(32,602,654)	(1,424,639)	(12,818,230)
Net increase (decrease)	(806,614)	$(7,590,138)	4,209,857	$40,860,760

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth Opportunities Fund
Class A:
Shares sold	164,449	$1,925,279	142,997	$1,621,131
Dividends reinvested	87,103	973,816	66,297	648,388
Shares redeemed	(205,708)	(2,337,860)	(220,456)	(2,492,197)
Net increase (decrease)	45,844	$561,235	(11,162)	$(222,678)
Class C:
Shares sold	19,583	$211,735	68,587	$739,602
Dividends reinvested	34,476	362,687	24,109	225,664
Shares redeemed	(25,419)	(269,945)	(65,889)	(703,546)
Net increase	28,640	$304,477	26,807	$261,720
Class I:
Shares sold	151,899	$1,801,664	51,242	$597,545
Dividends reinvested	16,661	189,606	12,519	123,942
Shares redeemed	(122,287)	(1,414,886)	(31,955)	(355,764)
Net increase	46,273	$576,384	31,806	$365,723
Class Z:
Shares sold	7,250	$81,959	3,215	$31,766
Dividends reinvested	38,842	441,639	27,355	270,270
Shares redeemed	(3,301)	(37,963)	(8,429)	(91,247)
Net increase	42,791	$485,635	22,141	$210,789

Alger Health Sciences Fund
Class A:
Shares sold	1,013,092	$24,552,129	1,619,303	$35,882,985
Shares converted from Class B	70,341	1,715,659	33,705	777,282
Shares converted from Class C	232	5,450	94	2,081
Dividends reinvested	757,953	16,720,439	501,715	10,074,436
Shares redeemed	(1,797,979)	(43,090,421)	(2,571,753)	(56,977,872)
Net increase (decrease)	43,639	$(96,744)	(416,936)	$(10,241,088)
Class B:
Shares sold	15,819	$306,724	13,336	$242,324
Shares converted to Class A	(79,676)	(1,715,659)	(37,357)	(777,282)
Dividends reinvested	77,996	1,512,347	58,314	1,059,570
Shares redeemed	(146,857)	(3,111,939)	(114,317)	(2,363,570)
Net decrease	(132,718)	$(3,008,527)	(80,024)	$(1,838,958)
Class C:
Shares sold	281,154	$5,752,521	811,790	$16,015,352
Shares converted to Class A	(264)	(5,450)	(103)	(2,081)
Dividends reinvested	342,721	6,662,498	212,103	3,860,267
Shares redeemed	(538,784)	(11,474,559)	(1,048,311)	(21,110,693)
Net increase (decrease)	84,827	$935,010	(24,521)	$(1,237,155)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Growth & Income Fund
Class A:
Shares sold	288,605	$9,117,077	703,905	$18,763,978
Shares converted from Class C	637	20,681	196	4,906
Dividends reinvested	41,505	1,301,713	40,911	1,082,389
Shares redeemed	(863,350)	(27,163,100)	(1,007,354)	(26,629,145)
Net decrease	(532,603)	$(16,723,629)	(262,342)	$(6,777,872)
Class C:
Shares sold	129,627	$4,031,279	158,453	$4,136,832
Shares converted to Class A	(644)	(20,681)	(198)	(4,906)
Dividends reinvested	6,438	200,118	5,238	136,497
Shares redeemed	(118,242)	(3,663,098)	(119,673)	(3,140,163)
Net increase	17,179	$547,618	43,820	$1,128,260
Class Z:
Shares sold	196,859	$6,450,341	47,569	$1,306,521
Dividends reinvested	838	27,453	211	5,609
Shares redeemed	(24,055)	(769,043)	(14,488)	(367,758)
Net increase	173,642	$5,708,751	33,292	$944,372

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Class A, Class B and Class C share classes of Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2014 and the year ended October 31, 2013 were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2014	FOR THE YEAR ENDED OCTOBER 31, 2013
Alger Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$55,305,551	$7,624,955
Long-term capital gain	64,782,666	5,155,765
Total distributions paid	$120,088,217	$12,780,720

Alger International Growth Fund
Distributions paid from:
Ordinary Income	28,060	1,415,899
Long-term capital gain	—	—
Total distributions paid	$28,060	$1,415,899

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014	FOR THE YEAR ENDED OCTOBER 31, 2013
Alger Mid Cap Growth Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger SMid Cap Growth Fund
Distributions paid from:
Ordinary Income	23,759,484	—
Long-term capital gain	133,223,361	41,433,707
Total distributions paid	$156,982,845	$41,433,707

Alger Small Cap Growth Fund
Distributions paid from:
Ordinary Income	5,274,547	—
Long-term capital gain	27,468,959	9,149,450
Total distributions paid	$32,743,506	$9,149,450

Alger Growth Opportunities Fund
Distributions paid from:
Ordinary Income	733,797	—
Long-term capital gain	1,661,701	1,524,478
Total distributions paid	$2,395,498	$1,524,478

Alger Health Sciences Fund
Distributions paid from:
Ordinary Income	6,671,041	1,550,188
Long-term capital gain	26,551,645	19,005,688
Total distributions paid	$33,222,686	$20,555,876

Alger Growth & Income Fund
Distributions paid from:
Ordinary Income	1,881,535	1,523,686
Long-term capital gain	—	—
Total distributions paid	$1,881,535	$1,523,686

As of October 31, 2014 the components of accumulated gains (losses) on a tax basis were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Capital Appreciation Fund
Undistributed ordinary income	$47,529,382
Undistributed long-term gains	$233,504,329
Net accumulated earnings	281,033,711
Capital loss carryforwards	—
Net unrealized appreciation	299,475,217
Total accumulated earnings	$580,508,928

Alger International Growth Fund
Undistributed ordinary income	$1,255,676
Undistributed long-term gains	—
Net accumulated earnings	1,255,676
Capital loss carryforwards	(12,594,530)
Net unrealized appreciation	6,200,774
Total accumulated losses	$(5,138,080)

Alger Mid Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(39,344,992)
Late year ordinary income losses	(1,042,563)
Net unrealized appreciation	7,868,644
Total accumulated losses	$(32,518,911)

Alger SMid Cap Growth Fund
Undistributed ordinary income	$10,570,820
Undistributed long-term gains	128,968,701
Net accumulated earnings	139,539,521
Capital loss carryforwards	—
Net unrealized appreciation	183,998,908
Total accumulated earnings	$323,538,429

Alger Small Cap Growth Fund
Undistributed ordinary income	—
Undistributed long-term gains	25,373,981
Net accumulated earnings	25,373,981
Capital loss carryforwards	—
Late year ordinary income losses	(2,052,743)
Net unrealized appreciation	32,978,354
Total accumulated earnings	$56,299,592

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Growth Opportunities Fund
Undistributed ordinary income	—
Undistributed long-term gains	1,253,316
Net accumulated earnings	1,253,316
Capital loss carryforwards	—
Late year ordinary income losses	(139,860)
Net unrealized appreciation	2,822,810
Total accumulated earnings	$3,936,266

Alger Health Sciences Fund
Undistributed ordinary income	$12,851,154
Undistributed long-term gains	31,026,787
Net accumulated earnings	43,877,941
Capital loss carryforwards	—
Net unrealized appreciation	36,146,099
Total accumulated earnings	$80,024,040

Alger Growth & Income Fund
Undistributed ordinary income	$42,369
Undistributed long-term gains	3,330,280
Net accumulated earnings	3,372,649
Capital loss carryforwards	—
Net unrealized appreciation	27,137,823
Total accumulated earnings	$30,510,472

At October 31, 2014, the Funds, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Fund	Alger International Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
2017	—	$12,594,530	$39,344,992	—
Total	—	12,594,530	39,344,992	—

Expiration Dates	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
Total	—	—	—	—

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2014 the Alger International Growth Fund, Alger Mid Cap Growth Fund, and Alger Growth & Income Fund utilized $7,624,419, $45,672,430, and $4,354,870 of their capital loss carryforwards, respectively.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2014.

The Fund accrues tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Alger Capital Appreciation Fund
Accumulated undistributed net investment income (accumulated loss)	$3,393,022
Accumulated net realized gain (accumulated realized loss)	$(3,393,022)
Paid-in Capital	$—

Alger International Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$(104,297)
Accumulated net realized gain (accumulated realized loss)	$131,839
Paid-in Capital	$(27,542)

Alger Mid Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$1,317,685
Accumulated net realized gain (accumulated realized loss)	$364,974
Paid-in Capital	$(1,682,659)

Alger SMid Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$4,618,606
Accumulated net realized gain (accumulated realized loss)	$(4,618,608)
Paid-in Capital	$2

Alger Small Cap Growth Fund
Accumulated undistributed net investment income (accumulated loss)	$33,184
Accumulated net realized gain (accumulated realized loss)	$320,391
Paid-in Capital	$(353,575)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Growth Opportunities Fund
Accumulated undistributed net investment income (accumulated loss)	$(7,316)
Accumulated net realized gain (accumulated realized loss)	$30,846
Paid-in Capital	$(23,530)

Alger Health Sciences Fund
Accumulated undistributed net investment income (accumulated loss)	$392,770
Accumulated net realized gain (accumulated realized loss)	$(392,770)
Paid-in Capital	$—

Alger Growth & Income Fund
Accumulated undistributed net investment income (accumulated loss)	$(218,149)
Accumulated net realized gain (accumulated realized loss)	$218,148
Paid-in Capital	$1

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2014 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

*Alger Health Sciences Fund rights are fair valued at zero as of October 31, 2014.

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$345,017,201	$344,969,917	—	$47,284
Consumer Staples	102,085,114	102,085,114	—	—
Energy	74,722,490	74,722,490	—	—
Financials	93,527,993	93,527,993	—	—
Health Care	376,220,696	376,220,696	—	—
Industrials	165,700,526	165,700,526	—	—
Information Technology	635,072,173	634,144,817	—	927,356
Materials	46,133,096	46,133,096	—	—
Telecommunication Services	6,506,417	6,506,417	—	—
Utilities	4,125,000	4,125,000	—	—
TOTAL COMMON STOCKS	$1,849,110,706	$1,848,136,066	—	$974,640
MASTER LIMITED PARTNERSHIP
Financials	23,319,000	23,319,000	—	—
PREFERRED STOCKS
Consumer Discretionary	1,348,214	—	—	1,348,214
Health Care	3,297,326	—	—	3,297,326
Information Technology	4,332,934	—	—	4,332,934
TOTAL PREFERRED STOCKS	$8,978,474	—	—	$8,978,474

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
REAL ESTATE INVESTMENT TRUST
Financials	$10,476,248	$10,476,248	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,891,884,428	$1,881,931,314	—	$9,953,114

Alger International Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	18,416,216	18,416,216	—	—
Consumer Staples	13,778,663	13,778,663	—	—
Energy	13,991,943	13,991,943	—	—
Financials	41,617,925	41,617,925	—	—
Health Care	27,767,413	27,767,413	—	—
Industrials	20,904,687	18,747,066	2,157,621	—
Information Technology	26,573,157	26,573,157	—	—
Materials	10,006,678	10,006,678	—	—
Telecommunication Services	7,810,077	7,810,077	—	—
Utilities	11,211,201	11,211,201	—	—
TOTAL COMMON STOCKS	$192,077,960	$189,920,339	$2,157,621	—
TOTAL INVESTMENTS IN SECURITIES	$192,077,960	$189,920,339	$2,157,621	—

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	48,593,944	48,593,944	—	—
Consumer Staples	3,567,695	3,567,695	—	—
Energy	13,465,074	13,465,074	—	—
Financials	11,974,596	11,974,596	—	—
Health Care	29,174,461	29,174,461	—	—
Industrials	31,264,331	31,264,331	—	—
Information Technology	37,910,707	37,811,632	—	99,075
Materials	8,109,084	8,109,084	—	—
Telecommunication Services	5,487,773	5,487,773	—	—
Utilities	1,166,860	1,166,860	—	—
TOTAL COMMON STOCKS	$190,714,525	$190,615,450	—	$99,075
MASTER LIMITED PARTNERSHIP
Financials	1,637,840	1,637,840	—	—
PREFERRED STOCKS
Health Care	1,492,970	—	1,492,970	—
Information Technology	462,915	—	—	462,915
TOTAL PREFERRED STOCKS	$1,955,885	—	$1,492,970	$462,915
PURCHASED OPTIONS
Energy	27,848	27,848	—	—
Financials	17,222	17,222	—	—
TOTAL PURCHASED OPTIONS	$45,070	$45,070	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
REAL ESTATE INVESTMENT TRUST
Financials	$2,487,838	$2,487,838	—	—
TOTAL INVESTMENTS IN SECURITIES	$196,841,158	$194,786,198	$1,492,970	$561,990
OPTIONS WRITTEN
Energy	526,949	269,720	257,229	—
Financials	4,619	4,619	—	—
TOTAL OPTIONS WRITTEN	$531,568	$274,339	$257,229	—

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	172,860,686	172,860,686	—	—
Consumer Staples	30,439,854	30,439,854	—	—
Energy	44,928,237	44,928,237	—	—
Financials	64,904,458	64,904,458	—	—
Health Care	201,587,661	201,587,661	—	—
Industrials	184,798,873	184,798,873	—	—
Information Technology	232,825,461	232,333,536	—	491,925
Materials	74,089,104	74,089,104	—	—
TOTAL COMMON STOCKS	$1,006,434,334	$1,005,942,409	—	$491,925
MASTER LIMITED PARTNERSHIP
Financials	6,717,165	6,717,165	—	—
PREFERRED STOCKS
Health Care	2,120,631	—	—	2,120,631
Information Technology	2,298,449	—	—	2,298,449
TOTAL PREFERRED STOCKS	$4,419,080	—	—	$4,419,080
REAL ESTATE INVESTMENT TRUST
Financials	29,847,624	29,847,624	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,047,418,203	$1,042,507,198	—	$4,911,005

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	34,131,968	34,131,968	—	—
Consumer Staples	9,025,698	9,025,698	—	—
Energy	7,347,711	7,347,711	—	—
Financials	12,355,281	12,355,281	—	—
Health Care	52,700,597	52,700,597	—	—
Industrials	27,595,727	27,595,727	—	—
Information Technology	61,604,626	61,604,626	—	—
Materials	12,582,701	12,582,701	—	—
Utilities	1,061,558	1,061,558	—	—
TOTAL COMMON STOCKS	$218,405,867	$218,405,867	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
PREFERRED STOCKS
Health Care	$447,098	—	$447,098	—
REAL ESTATE INVESTMENT TRUST
Financials	7,559,560	7,559,560	—	—
RIGHTS
Health Care	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$226,412,525	$225,965,427	$447,098	—

Alger Growth Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	2,964,538	2,964,538	—	—
Consumer Staples	561,834	561,834	—	—
Energy	559,816	559,816	—	—
Financials	803,114	803,114	—	—
Health Care	3,104,245	3,104,245	—	—
Industrials	2,449,385	2,449,385	—	—
Information Technology	3,319,591	3,319,591	—	—
Materials	897,610	897,610	—	—
TOTAL COMMON STOCKS	$14,660,133	$14,660,133	—	—
MASTER LIMITED PARTNERSHIP
Financials	110,230	110,230	—	—
PREFERRED STOCKS
Health Care	63,091	—	30,454	32,637
REAL ESTATE INVESTMENT TRUST
Financials	453,907	453,907	—	—
TOTAL INVESTMENTS IN SECURITIES	$15,287,361	$15,224,270	$30,454	$32,637

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Staples	6,763,545	6,763,545	—	—
Health Care	196,722,411	195,045,690	—	1,676,721
TOTAL COMMON STOCKS	$203,485,956	$201,809,235	—	$1,676,721
PREFERRED STOCKS
Health Care	5,327,517	—	4,942,022	385,495
RIGHTS
Health Care	—	—	—	—
TOTAL INVESTMENTS IN SECURITIES	$208,813,473	$201,809,235	$4,942,022	$2,062,216

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$13,417,722	$13,414,835	—	$2,887
Consumer Staples	10,419,197	10,419,197	—	—
Energy	8,228,070	8,228,070	—	—
Financials	12,609,718	12,609,718	—	—
Health Care	13,585,125	13,585,125	—	—
Industrials	11,632,536	11,632,536	—	—
Information Technology	18,855,544	18,855,544	—	—
Materials	1,778,870	1,778,870	—	—
Telecommunication Services	3,328,409	3,328,409	—	—
Utilities	715,000	715,000	—	—
TOTAL COMMON STOCKS	$94,570,191	$94,567,304	—	$2,887
MASTER LIMITED PARTNERSHIP
Energy	739,908	739,908	—	—
Financials	1,484,916	1,484,916	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$2,224,824	$2,224,824	—	—
PREFERRED STOCKS
Consumer Discretionary	75,756	—	—	75,756
REAL ESTATE INVESTMENT TRUST
Financials	2,457,171	2,457,171	—	—
TOTAL INVESTMENTS IN SECURITIES	$99,327,942	$99,249,299	—	$78,643

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(46,823)
Purchases, issuances, sales, and settlements
Purchases	1,021,463
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$974,640
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$(46,823)

Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	266,962
Purchases, issuances, sales, and settlements
Purchases	8,711,512
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$8,978,474
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$266,962

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(7,484)
Purchases, issuances, sales, and settlements
Purchases	106,559
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$99,075
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$(7,484)

Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(35,559)
Purchases, issuances, sales, and settlements
Purchases	498,474
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$462,915
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$(35,559)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger SMid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(37,159)
Purchases, issuances, sales, and settlements
Purchases	529,084
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$491,925
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$(37,159)

Alger SMid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	346,696
Purchases, issuances, sales, and settlements
Purchases	4,072,384
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$4,419,080
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$346,696

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Growth Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	8,053
Purchases, issuances, sales, and settlements
Purchases	24,584
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$32,637
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$8,053

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	800,000
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	320,000
Purchases, issuances, sales, and settlements
Purchases	556,721
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$1,676,721
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$320,000

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	95,119
Purchases, issuances, sales, and settlements
Purchases	290,376
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$385,495
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$95,119

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Growth & Income Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	1,418
Purchases, issuances, sales, and settlements
Purchases	1,469
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$2,887
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$1,418

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Growth & Income Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(12,709)
Purchases, issuances, sales, and settlements
Purchases	88,465
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$75,756
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$(12,709)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

Financial Asset	Fair Value as of October 31, 2014	Valuation Technique	Unobservable Input	Range
Alger Capital Appreciation Fund
Common Stocks	$47,284	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Common Stocks	$927,356	Income Approach	Discount Rate	10%
Preferred Stocks	$1,348,213	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Preferred Stocks	$7,630,261	Income Approach	Discount Rate	10%

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Financial Asset	Fair Value as of October 31, 2014	Valuation Technique	Unobservable Input	Range
Alger Mid Cap Growth Fund
Common Stocks	$99,075	Income Approach	Discount Rate	10%
Preferred Stocks	$462,915	Income Approach	Discount Rate	10%
Alger Health Sciences Fund
Common Stocks	$1,676,721	Income Approach	Discount Rate	15%
Preferred Stocks	$385,495	Income Approach	Discount Rate	10%
Rights	$—	Income Approach	Discount Rate	15%
Alger Growth & Income Fund
Common Stocks	$2,887	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Preferred Stocks	$75,756	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Alger SMid Cap Growth Fund
Common Stocks	$491,925	Income Approach	Discount Rate	10%
Preferred Stocks	$4,419,080	Income Approach	Discount Rate	10%
Alger Growth Opportunities Fund
Preferred Stocks	$32,637	Income Approach	Discount Rate	10%

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On October 31, 2014, $2,157,621 of the securities in the Alger International Growth Fund were transferred from Level 1 to Level 2, utilizing fair value adjusted prices rather than exchange listed prices.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Fund	$44,359,708	$44,359,708	—	—
Alger International Growth Fund	10,237,945	10,237,945	—	—
Alger Mid Cap Growth Fund	6,975	6,975	—	—
Alger SMid Cap Growth Fund	19,466,498	19,466,498	—	—
Alger Small Cap Growth Fund	2,363,127	2,363,127	—	—
Alger Growth Opportunities Fund	298,933	298,933	—	—
Alger Health Sciences Fund	506,981	506,981	—	—
Alger Growth & Income Fund	2,732,294	2,732,294	—	—
Total	$79,972,461	$79,972,461	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2014, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Portfolios’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

The fair values of derivative instruments as of October 31, 2014 are as follows:

Alger Mid Cap Growth Fund

	ASSET DERIVATIVES 2014		LIABILITY DERIVATIVES 2014
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$45,070	—	—
Written Put Options	—	—	Written Options Outstanding, at value	$341,163
Written Call Options	—	—	Written Options Outstanding, at value	190,405
Total		$45,070		$531,568

For the year ended October 31, 2014, the Alger Mid Cap Growth Fund had option purchases of $9,432,440 and option sales of $15,602,490. The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014 is as follows:

NET REALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(497,195)
Written Options	6,929,422
Total	$6,432,227

NET REALIZED LOSS ON INVESTMENTS, OPTIONS

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(125,010)
Total	$(125,010)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(21,572)
Written Options	20,981
Total	$(591)

NOTE 10 — Affiliated Securities:

The securities listed below are deemed to be affiliate of the Funds because the Funds or their affiliates owned 5% or more of the company’s voting securities during all or part of the year ended October 31, 2014. Purchase and sale transactions and dividend income earned during the year were as follows:

Security	Shares/Par at October 31, 2013	Purchases/ Conversion	Sales/ Conversion	Shares/Par at October 31, 2014	Dividend Income	Realized Gain (Loss)	Value at October 31, 2014
Alger Capital Appreciation Fund
Common Stocks
Choicestream, Inc.*	—	82,955	—	82,955	—	—	$47,284
Preferred Stocks
Choicestream, Inc.*	—	2,365,288	—	2,365,288	—	—	1,348,214
Convertible Notes
Choicestream, Inc.*	—	548,498	(548,498)	—	—	—	—

Alger Mid Cap Growth Fund
Preferred Stocks
Tolero Pharmaceuticals, Inc.*	—	495,000	—	495,000	—	—	1,492,970

Alger Small Cap Growth Fund
Preferred Stocks
Tolero Pharmaceuticals, Inc.*	—	148,237	—	148,237	—	—	447,098

Alger Growth Opportunities Fund
Preferred Stocks
Tolero Pharmaceuticals, Inc.*	—	10,097	—	10,097	—	—	30,454

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Security	Shares/Par at October 31, 2013	Purchases/ Conversion	Sales/ Conversion	Shares/Par at October 31, 2014	Dividend Income	Realized Gain (Loss)	Value at October 31, 2014
Alger Health Sciences Fund
Preferred Stocks
Tolero Pharmaceuticals, Inc.*	—	1,638,547	—	1,638,547	—	—	4,942,022

Alger Growth & Income Fund
Common Stocks
Choicestream, Inc.*	—	5,064	—	5,064	—	—	$2,887
Preferred Stocks
Choicestream, Inc.*	—	132,906	—	132,906	—	—	75,756
Convertible Notes
Choicestream, Inc.*	—	33,487	(33,487)	—	—	—	—

*                 Non-income producing security.

NOTE 11 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2014 through the issuance date of the Financial Statements.  No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, and Alger Growth & Income Fund, and the Board of Trustees of The Alger Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds, comprised of the Alger Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund, and Alger Growth & Income Fund (the “Funds”) as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Funds as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2014

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2014 and ending October 31, 2014.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Six Months Ended October 31, 2014(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2014(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,105.64	$6.58	1.24%
	Hypothetical(c)	1,000.00	1,018.95	6.31	1.24
Class B	Actual	1,000.00	1,101.22	10.80	2.03
	Hypothetical(c)	1,000.00	1,014.92	10.36	2.03
Class C	Actual	1,000.00	1,101.49	10.59	2.00
	Hypothetical(c)	1,000.00	1,015.12	10.16	2.00
Class Z	Actual	1,000.00	1,107.16	4.94	0.93
	Hypothetical(c)	1,000.00	1,020.52	4.74	0.93

Alger International Growth Fund
Class A	Actual	$1,000.00	$1,001.31	$6.61	1.32%
	Hypothetical(c)	1,000.00	1,018.60	6.67	1.32
Class B	Actual	1,000.00	997.77	10.12	2.02
	Hypothetical(c)	1,000.00	1,015.07	10.21	2.02
Class C	Actual	1,000.00	997.76	10.37	2.08
	Hypothetical(c)	1,000.00	1,014.82	10.46	2.08
Class I	Actual	1,000.00	1,001.97	5.80	1.15
	Hypothetical(c)	1,000.00	1,019.41	5.85	1.15
Class Z	Actual	1,000.00	1,003.90	4.50	0.89
	Hypothetical(c)	1,000.00	1,020.72	4.53	0.89

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,070.12	$7.04	1.35%
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class B	Actual	1,000.00	1,068.07	10.69	2.04
	Hypothetical(c)	1,000.00	1,014.87	10.41	2.04
Class C	Actual	1,000.00	1,066.08	11.25	2.16
	Hypothetical(c)	1,000.00	1,014.32	10.97	2.16

		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Six Months Ended October 31, 2014(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2014(b)
Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$1,058.63	$6.59	1.27%
	Hypothetical(c)	1,000.00	1,018.80	6.46	1.27
Class B	Actual	1,000.00	1,054.87	10.67	2.06
	Hypothetical(c)	1,000.00	1,014.82	10.46	2.06
Class C	Actual	1,000.00	1,054.70	10.51	2.03
	Hypothetical(c)	1,000.00	1,014.97	10.31	2.03
Class I	Actual	1,000.00	1,059.08	6.59	1.27
	Hypothetical(c)	1,000.00	1,018.80	6.46	1.27
Class Z	Actual	1,000.00	1,061.08	4.94	0.95
	Hypothetical(c)	1,000.00	1,020.42	4.84	0.95

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,049.18	$6.97	1.35%
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class B	Actual	1,000.00	1,044.08	10.87	2.11
	Hypothetical(c)	1,000.00	1,014.57	10.71	2.11
Class C	Actual	1,000.00	1,044.94	11.08	2.15
	Hypothetical(c)	1,000.00	1,014.37	10.92	2.15
Class Z	Actual	1,000.00	1,051.22	5.12	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

Alger Growth Opportunities Fund
Class A	Actual	$1,000.00	$1,060.77	$8.36	1.60%
	Hypothetical(c)	1,000.00	1,017.09	8.19	1.60
Class C	Actual	1,000.00	1,057.84	11.67	2.25
	Hypothetical(c)	1,000.00	1,013.86	11.42	2.25
Class I	Actual	1,000.00	1,062.39	7.02	1.35
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class Z	Actual	1,000.00	1,063.23	5.72	1.10
	Hypothetical(c)	1,000.00	1,019.66	5.60	1.10

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,201.43	$7.27	1.31%
	Hypothetical(c)	1,000.00	1,018.60	6.67	1.31
Class B	Actual	1,000.00	1,196.85	11.63	2.10
	Hypothetical(c)	1,000.00	1,014.62	10.66	2.10
Class C	Actual	1,000.00	1,197.36	11.41	2.06
	Hypothetical(c)	1,000.00	1,014.82	10.46	2.06

		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Six Months Ended October 31, 2014(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2014(b)
Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,078.41	$6.18	1.18%
	Hypothetical(c)	1,000.00	1,019.26	6.01	1.18
Class C	Actual	1,000.00	1,074.33	10.09	1.93
	Hypothetical(c)	1,000.00	1,015.48	9.80	1.93
Class Z	Actual	1,000.00	1,079.64	4.93	0.95
	Hypothetical(c)	1,000.00	1,020.47	4.79	0.95

(a)         Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).

(b)         Annualized.

(c)          5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2014, 30.91% of the Alger Capital Appreciation Fund, 100% of the Alger International Growth Fund, 28.53% of the Alger SMid Cap Growth Fund, 22.71% of the Alger Small Cap Growth Fund, 9.99% of the Alger Growth Opportunities Fund, 24.79% of the Alger Health Sciences Fund and 100% of the Alger Growth & Income Fund’s dividends qualified for the dividends received deduction for corporations.  For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, 36.70% of the Alger Capital Appreciation Fund, 100% of the Alger International Growth Fund, 28.76% of the Alger SMid Cap Growth Fund, 22.66% of the Alger Small Cap Growth Fund, 8.94% of the Alger Growth Opportunities Fund, 26.94% of the Alger Health Sciences Fund and 100% of the Alger Growth & Income Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2015.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below.  In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Institutional Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE
Hilary M. Alger (53)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (61)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25
Roger P. Cheever (69)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25
Lester L. Colbert Jr. (80)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25
Stephen E. O’Neil (82)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25
David Rosenberg (52)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25
Nathan E. Saint-Amand M.D. (77)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Hal Liebes (50) President	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A
Lisa A. Moss (49) Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management since 2006.	2006	N/A
Michael D. Martins (49) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A
Anthony S. Caputo (59) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A
Sergio M. Pavone (53) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A
Patrick J. Murphy (44) Chief Compliance Officer	Senior Vice President of Alger Management since 2014.	2014	N/A
Joshua M. Lindauer (27) Assistant Secretary	Employed by Alger Management since 2014.	2014	N/A

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 18, 2014, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect such economies of scale. These materials included a presentation and analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer and having no other material relationship with Alger Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliate (derived in part from periodic meetings with and presentations by investment management and Fund distribution personnel), and the materials provided at the meeting.  They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s history of expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented. They further noted that Alger Management’s investment management team includes several individuals with deep and successful backgrounds in international investing, a sector in which the newly-constituted International Growth Fund is active, and that during the year Alger Management had increased the number of experienced investment management personnel providing services to the Funds by almost 30 percent.

The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided separately under an Administration Agreement and a Shareholder Administrative Services Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/14), second-quarter of 2014, 1-, 3-, and 5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/14, and compared them with benchmark and peer-group data for the same periods. They noted that the Capital Appreciation and Mid Cap Funds had surpassed the medians of their peers in all measured periods up to at least 3 years, although their performance against their benchmarks during those periods was mixed. The SMid Cap Fund, which showed poor performance against peer medians for the 3- and 5-year periods, had begun to show generally improving, if mixed, recent results against its peers during the second-quarter, year-to-date and one-year spans.   The Health Sciences Fund had, with isolated exceptions, underperformed against peers and benchmarks for the year-to-date, 1-, 3- and 5-year periods, but was trending up by both measures in the 2014 second quarter, and the supplemental August 31, 2014 year-to-date performance provided to the Board indicated that this improved performance was continuing. The Growth Opportunities, Small Cap, and Growth & Income Funds had fallen short, with isolated exceptions, against peers and benchmarks for all periods out to at least the 3-year mark, but improving performance against peers by the Small Cap and Growth & Income Funds in the 2014 second quarter, and by the Growth Opportunities Fund in the supplementally-reported August 31, 2014 year to date, provided some encouragement. The International Growth Fund, which had modified its portfolio strategy only 13 months prior to June 30, 2014, had had a slow start against peers and benchmark but showed improved performance by both measures in the 2014 second quarter, surpassing peer medians and, in some classes, its benchmark, and the supplemental August 31, 2014 data indicated continued improvement. Representatives of Alger Management discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting or had instituted to improve the performance of Funds that had consistently underperformed. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the various Funds, discussing, among other things, how differences among funds in a peer group can distort the picture that a fund’s performance ranking may suggest. On the basis of their review and these discussions, including especially the discussion of measures to address the underperformance of certain Funds, the Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees reviewed each Fund’s management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of similar funds. That information indicated that the advisory fees of all but one of the Funds were close to the median for the applicable FUSE reference group, with only the fee for the Capital Appreciation Fund significantly exceeding the median of Fund’s reference group. The Capital Appreciation Fund fee, in the middle of the top quartile of peer-fund fees, had been diminished somewhat by operation of the Fund’s fee breakpoint. The Trustees noted that while the Fund’s fee was high in relation to its peers’ fees, Fund shareholders had also been rewarded with consistently high performance when measured against Fund peers. Of the 31 expense ratios for the Funds’ various share classes, 17 were below or virtually at their peer medians and three more were just above the applicable median; of the remaining 11, all but four (the Class A, C and Z Shares of the Capital Appreciation Fund and the Class A Shares of the Mid Cap Fund) were for Fund classes of small asset size that suffered thereby in comparison to their Funds’ peers. The Trustees noted that none of the four remaining expense ratios was in the top quartile and that the three Capital Appreciation Fund ratios may have been distorted because of a somewhat inappropriate peer group. The Trustees determined that the expense-ratio information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management acted as sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2014. After discussing with representatives of Alger Management and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund at specified Fund asset levels (“breakpoints”); these have the effect of lowering the Fund’s overall management fee as the Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2014, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the Funds under the Administration Agreement and the Shareholder Administrative Services Agreement, and that Alger Inc. provides a considerable portion of the Funds’ equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each Fund:

•                  The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.

•                  The Board determined that the Fund’s performance was acceptable.

•                  The Board concluded that the advisory fee paid to Alger Management by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. In the case of certain Funds, the Trustees noted that Alger Management had voluntarily undertaken to cap Fund expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.

•                  The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund and determined that the fee breakpoints in the Agreement provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of a Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, risks, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

AFAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)             Audit Fees:

October 31, 2014	$ 258,800
October 31, 2013	$ 248,500

b)             Audit-Related Fees: NONE

c)              Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2014	$ 63,315
October 31, 2013	$ 58,002

d)             All Other Fees:

October 31, 2014	$ 9,760
October 31, 2013	$ 9,370

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e)              1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f)               Not Applicable

g)              Non-Audit Fees:

October 31, 2014	$201,965, €67,800
October 31, 2013	$190,902, €69,272, and £26,800

h)             The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Hal Liebes

Hal Liebes

President

Date:  December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:  December 19, 2014

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  December 19, 2014